As filed with the Securities and Exchange Commission on September 4, 2015

1933 Act File No. 333-204498
1940 Act File No. 811-23060

U.S. Securities and Exchange Commission
Washington, D.C. 20549

FORM N-2

(Check appropriate box or boxes)

[X]  Registration Statement Under the Securities Act of 1933
[X]  Pre-Effective Amendment No. 1
[   ]  Post-Effective Amendment No. _

and

[X]  Registration Statement Under the Investment Company Act of 1940
[X]  Amendment No. 1

RiverNorth Multi-Strategy Arbitrage Fund, Inc.
Exact Name of Registrant as Specified in Declaration of Trust

325 North LaSalle Street, Suite 645, Chicago, Illinois 60654
Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

(312) 832-1440
Registrant’s Telephone Number, including Area Code

Marc Collins, Esq.
RiverNorth Capital Management, LLC
325 North LaSalle Street, Suite 645
Chicago, Illinois 60654

Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

Copies of Communications to:

Morrison C. Warren, Esq.
Chapman and Cutler LLP
111 West Monroe Street
Chicago, Illinois  60603

Approximate Date of Proposed Public Offering:  As soon as practicable after the effective date of this Registration Statement

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [   ]

It is proposed that this filing will become effective (check appropriate box)

     [   ] when declared effective pursuant to section 8(c)

Calculation of Registration Fee Under the Securities Act of 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)
Common Shares, $0.01 par value	1,000	$20.00	$20,000	$2.33

(1)	Estimated solely for the purpose of determining the registration fee.

(2)	$2.33 of which has been previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state or other jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION
 PRELIMINARY PROSPECTUS DATED SEPTEMBER 4, 2015

RiverNorth Multi-Strategy Arbitrage Fund, Inc.

Maximum Offering of
 Common Shares of Beneficial Interest

The Fund.  RiverNorth Multi‑Strategy Arbitrage Fund, Inc. (the “Fund”) is a Maryland corporation that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company.  The Fund intends to qualify and has elected to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended.

Investment Objective and Strategies.  The investment objective of the Fund is to seek absolute return consisting of capital appreciation and income.  The Adviser (as defined below) attempts to achieve the Fund’s investment objective by allocating the Fund’s assets among the arbitrage and related investment strategies described below.

Closed-End Fund Arbitrage Strategy: This strategy seeks to derive value from the discount and premium spreads associated with closed-end funds and involves investments in closed-end funds, open-end funds, exchange traded funds and business development companies.  See “Investment Objective, Strategies and Policies—Principal Investment Strategies Closed-End Fund Arbitrage Strategy.”

Merger Arbitrage Strategy: This strategy seeks to generate returns by transacting in the stock of companies involved in significant corporate events, such as mergers and acquisitions, in order to capitalize on potential arbitrage opportunities and involves investments in publicly-traded common stock and preferred stock of such companies as well as short sales involving the stock of certain such companies and the use of derivative transactions, such as options, index futures, forwards and swaps, for hedging purposes.  See “Investment Objective, Strategies and Policies—Principal Investment Strategies—Merger Arbitrage Strategy.”

Convertible/Credit Strategy: This strategy seeks to profit from perceived pricing inefficiencies between a convertible security and its underlying stock, mispricing of an issuer’s convertible or debt security relative to other securities in an issuer’s capital structure or within an industry or sector, and potential opportunities as a result of significant corporate events, such as mergers, acquisitions, reorganizations, covenant violations or balance sheet restructurings.  See “Investment Objective, Strategies and Policies – Principal Investment Strategies – Convertible/Credit Strategy.”

The Adviser may, from time to time, adjust the allocations of the Fund’s assets among the Fund’s strategies.  There is no assurance that the Fund will achieve its investment objective.

Investment Adviser and Sub-Adviser. RiverNorth Capital Management, LLC (“RiverNorth” or the “Adviser”) is the Fund’s investment adviser and will be responsible for determining and implementing the Fund’s overall investment strategy, including determining the amount of the Fund’s Managed Assets to allocate to each sub-adviser of the Fund (each, a “Sub-Adviser” and, collectively, the “Sub-Advisers”).  “Managed Assets” means the total assets of the Fund, including assets attributable to leverage, minus liabilities (other than liabilities representing leverage and any preferred stock that may be outstanding).

Each Sub-Adviser will be primarily responsible for its investment strategy and the day-to-day management of the Fund’s Managed Assets allocated to it by the Adviser.  Initially, RiverNorth will manage the Closed-End Fund Arbitrage Strategy, Vivaldi Asset Management, LLC (“Vivaldi”) will manage the Merger Arbitrage Strategy and Linden Advisors LP (“Linden”) will manage the Convertible/Credit Strategy.  See “Management of the Fund.”

No Prior History.  Because the Fund is newly organized, its Shares have no history of public trading.  Shares of closed-end investment companies frequently trade at a discount from their net asset value.  This risk may be greater for investors expecting to sell their Shares in a relatively short period of time after completion of the public offering.

(continued on following page)

Ladenburg Thalmann & Co. Inc. acts as distributor (the “Distributor”) for the Shares and serves in that capacity on a best efforts basis, subject to various conditions.

The date of this Prospectus is                                 , 2015

(continued from previous page)

The Offering.  The Fund is offering, pursuant to this Prospectus, common shares of beneficial interest (the “Shares”) on a best efforts basis at an offering price of $15.00 per Share.  See “Plan of Distribution.”

The Fund plans to sell approximately 3 million Shares to               (the “Principal”), an investor of Vivaldi, in this offering.  Such Shares will be sold at the initial public offering price and will result in approximately $45 million of net proceeds to the Fund.  No underwriting discounts or commissions will be paid in respect of the Shares sold to the Principal.  The Principal may be deemed to control the Fund until it owns less than 25% of the outstanding Shares.  Following this offering, it is anticipated that the Principal will remain a controlling Shareholder of the Fund and will therefore be able to exercise a controlling influence in matters submitted to a vote of the Shareholders.  See “Risks—Structural Risks—Controlling Shareholder Risk.”

The Fund has applied to list its Shares on the NASDAQ Capital Market (the “Exchange”), subject to notice of issuance.  The trading or ticker symbol of the Shares will be “RARB.”

The Fund will not complete the offering if it cannot satisfy the minimum standards required for listing the Shares on the Exchange or if market or economic factors make it, in the judgment of the Fund’s Board of Directors, impractical or unadvisable to complete the offering.  The Adviser, the Sub-Advisers, the Principal and/or their affiliates may purchase Shares in the offering and such purchases could have the effect of allowing the Fund to reach the minimum number of subscriptions necessary to complete the offering and to satisfy the minimum standards required to list the Shares on the Exchange.  See “Risks—Structural Risks—Offering Risk.”  The proceeds from any subscription requests for the purchase of Shares will not be collected until the minimum number of Shares required to complete this offering have been requested for purchase.  Funds received will be invested promptly and no arrangements have been made to place such funds in an escrow, trust or similar account.  Prospective Shareholders will be notified by the Fund at the conclusion of the offering period as to whether the minimum subscription requirement has been met, waived or modified.  See “Plan of Distribution.”

Distribution Policy. The Fund has adopted a distribution policy to provide Shareholders with a relatively stable cash flow.  Under this policy, the Fund intends to declare and pay regular monthly distributions to Shareholders at a level rate.  However, the amount of actual distributions that the Fund may pay, if any, is uncertain.  The distributions will be paid from net investment income (including excess gains taxable as ordinary income), if any, and net capital gains, if any, with the balance (which may comprise the entire distribution) representing return of capital.  Any return of capital should not be considered by Shareholders as yield or total return on their investment in the Fund.  The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as the net proceeds from the sale of Shares pursuant to this Prospectus and Fund borrowings.  Shareholders who periodically receive a distribution consisting of a return of capital may be under the impression that they are receiving net profits when they are not.  Shareholders should not assume that the source of a distribution from the Fund is net profit. See “Distribution Policy” and “Risks—Structural Risks—Distribution Policy Risks.”

(continued on following page)

	Per Share (min.)		Total Minimum	Per Share (max.)	Total Maximum
Public offering price (1)		$15.00	$50,000,000	$15.00		$100,000,000
Sales load (2)		$0.00	$0.00	$0.00		$0.00
Estimated offering expenses and organizational costs (3)	$				$
Proceeds to the Fund (after expenses)(4)	$				$

(1)
The minimum number of Shares required to be purchased in order to complete the offering contemplated by this Prospectus is 1,000,000 Shares, not including any Shares to be purchased by the Principal (defined below) in the offering.  In addition, the Fund will not complete the offering if it cannot satisfy the minimum standards required for listing the Shares on the Exchange.  The Adviser, the Sub-Advisers, the Principal and/or their affiliates may purchase Shares in the offering and such purchases could have the effect of allowing the Fund to reach the minimum number of subscriptions necessary to complete the offering and to satisfy the minimum standards required to list the Shares on the Exchange.  See “Risks—Structural Risks—Offering Risk.”  The maximum number of Shares offered under this Prospectus is             Shares.

(2)	No sales load will be charged on the purchase of Shares offered pursuant to this Prospectus. See “Plan of Distribution.”

(3)
The Fund will pay all offering expenses of the Fund, which may include a reimbursement of the Adviser’s expenses incurred in connection with this offering, and any organizational costs.  Any offering expenses and organizational costs paid by the Fund will be deducted from the proceeds of the offering received by the Fund.  The Adviser (and not the Fund) has agreed to pay a fee of $150,000 paid to the Distributor in connection with the Distributor’s efforts to sell the Shares on a best efforts basis (the “Distributor Fee”).

(4)
The proceeds from any subscription requests for the purchase of Shares will not be collected until the minimum number of Shares required to complete this offering have been requested for purchase.  Funds received will be invested promptly and no arrangements have been made to place such funds in an escrow, trust or similar account.

-ii-

(continued from previous page)

Leverage.  The Fund currently intends to use leverage for investment and other purposes, such as for providing the Fund with liquidity.  Under the 1940 Act, the Fund may utilize leverage through the issuance of preferred stock in an amount up to 50% of its total assets and/or through borrowings and/or the issuance of notes or debt securities (collectively, “Borrowings”) in an aggregate amount of up to 33-1/3% of its total assets.  This is known as structural leverage.  The Fund is also permitted to employ leverage through the use of portfolio techniques that have the economic effect of leverage, including through the use of short sales, securities lending and certain derivative transactions.  This is known as portfolio leverage.  See “Investment Policies and Techniques—Derivatives” in the SAI.  The transactions through which the Fund will achieve portfolio leverage will not be considered Borrowings for purposes of the 1940 Act so long as the Fund has covered its commitments with respect to such transactions by segregating liquid assets, entering into offsetting transactions or owning positions covering its obligations.  “Effective leverage” is the combination of the amount of structural leverage plus the amount of portfolio leverage.  The Fund anticipates that its effective leverage will vary within each investment strategy and will fluctuate, based upon changes in market conditions and variations in the value of the portfolio’s holdings.  The Fund initially anticipates utilizing structural leverage through bank borrowings or similar term loans, subject to the limitations of the 1940 Act.  The cost associated with any issuance and use of leverage will be borne by the shareholders of the Fund.  The use of leverage is a speculative technique and investors should note that there are special risks and costs associated with the leveraging of the Shares.  There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.  See “Use of Leverage” and “Risks—Leverage Risks.”

Investing in the Shares involves certain risks.  You could lose some or all of your investment.  The Fund has no obligation to repurchase any Shares.  See “Risks” beginning on page       of this Prospectus.  Certain of these risks are summarized in “Prospectus Summary—Special Risk Considerations” beginning on page      of this Prospectus.  You should carefully consider these risks together with all of the other information contained in this Prospectus before making a decision to purchase the Shares.

This Prospectus sets forth concisely the information about the Fund that a prospective investor should consider before investing in the Shares.  You are advised to read this Prospectus carefully and to retain it for future reference.  A Statement of Additional Information dated                         , 2015 (the “SAI”) containing additional information about the Fund has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference in its entirety into this Prospectus.  You may request a free copy of the SAI (the table of contents of which is on page         of this Prospectus), annual and semi-annual reports to shareholders of the Fund (when available) and other information about the Fund or make shareholder inquiries by calling                         , by writing to the Fund at                      , or by visiting the Fund’s and the Adviser’s website at http://www.rivernorthcef.com.  Please note that the information contained in the Fund’s or Adviser’s website, whether currently posted or posted in the future, is not part of this Prospectus or the documents incorporated by reference in this Prospectus.  The SAI, material incorporated by reference and other information about the Fund are also available on the SEC’s website at http://www.sec.gov.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

The Fund’s common shares of beneficial interest do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve or any other government agency.

Prospective investors should not construe the contents of this Prospectus as legal, tax, financial or other advice.  Each prospective investor should consult with his, her or its own professional advisers as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

-iii-

You should rely only on the information contained or incorporated by reference in this Prospectus.  The Fund has not authorized any other person to provide you with different information.  If anyone provides you with different or inconsistent information, you should not rely on it.  The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.  You should not assume that the information provided by this Prospectus is accurate as of any date other than the date on the front of this Prospectus.

PROSPECTUS SUMMARY

This is only a summary of information contained elsewhere in this Prospectus.  This summary may not contain all of the information that you should consider before investing in the Fund’s common shares of beneficial interest offered by this Prospectus.  You should carefully read the entire Prospectus and the Statement of Additional Information (the “SAI”), particularly the section entitled “Risks.”

The Fund.  RiverNorth Multi‑Strategy Arbitrage Fund, Inc. (the “Fund”) is a Maryland corporation that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company.

The Offering. The Fund is offering, pursuant to this Prospectus, common shares of beneficial interest (the “Shares”) on a best efforts basis at an offering price of $15.00 per Share.  The minimum initial investment of Shares is $1,500.  The Fund, in its sole discretion, may waive or modify any minimum investment amount.  See “Plan of Distribution.”

The Fund plans to sell approximately 3 million Shares to              (the “Principal”), an investor of Vivaldi, in this offering.  Such Shares will be sold at the initial public offering price and will result in approximately $45 million of net proceeds to the Fund.  No underwriting discounts or commissions will be paid in respect of the Shares sold to the Principal.  The Principal may be deemed to control the Fund until it owns less than 25% of the outstanding Shares.  Following this offering, it is anticipated that the Principal will remain a controlling Shareholder of the Fund and will therefore be able to exercise a controlling influence in matters submitted to a vote of the Shareholders.  See “Risks—Structural Risks—Controlling Shareholder Risk.”

The Fund has applied to list its Shares on the NASDAQ Capital Market (the “Exchange”), subject to notice of issuance.  The trading or ticker symbol of the Shares will be “RARB.”

The Fund will not complete the offering if it cannot satisfy the minimum standards required for listing the Shares on the Exchange or if market or economic factors make it, in the judgment of the Fund’s Board of Directors, impractical or unadvisable to complete the offering.  The minimum number of Shares required to be purchased in order to complete the offering contemplated by this Prospectus is 1,000,000 Shares, not including any Shares to be purchased by the Principal in the offering.  The Adviser, the Sub-Advisers, the Principal and/or their affiliates may purchase Shares in the offering and such purchases could have the effect of allowing the Fund to reach the minimum number of subscriptions necessary to complete the offering and to satisfy the minimum standards required to list the Shares on the Exchange.  See “Risks—Structural Risks—Offering Risk.”  The proceeds from any subscription requests for the purchase of Shares will not be collected until the minimum number of Shares required to complete this offering have been requested for purchase.  Funds received will be invested promptly and no arrangements have been made to place such funds in an escrow, trust or similar account.  Prospective Shareholders will be notified by the Fund at the conclusion of the offering period as to whether the minimum subscription requirement has been met, waived or modified.  See “Plan of Distribution.”

Investment Objective.  The Fund’s investment objective is absolute return consisting of capital appreciation and income.  There is no assurance that the Fund will achieve its investment objective.

Unless otherwise specified, the investment objective, policies and limitations of the Fund are not considered to be fundamental by the Fund and can be changed without a vote of the Shareholders.  Certain investment restrictions specifically identified as such in the SAI are considered fundamental and may not be changed without approval of the holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, which includes the Shares and preferred shares of beneficial interest of the Fund, if any, voting together as a single class, and the holders of the outstanding preferred shares of beneficial interest of the Fund, if any, voting as a single class.

Investment Strategies and Policies.  The Adviser attempts to achieve the Fund’s investment objective by allocating the Fund’s assets among the arbitrage and related investment strategies described below.  For the purposes of the Fund’s investment strategies, the Fund generally considers “arbitrage” as the opportunity to profit from market inefficiencies or price differences in different markets through the purchase and sale of securities.  The Adviser may, from time to time, adjust the allocations of the Fund’s assets among the Fund’s strategies.  There is no minimum requirement or maximum restriction that is imposed on the Adviser’s allocation of assets to any of the Fund’s investment strategies.  The principal investment strategies that will initially be utilized by the Fund are as follows:

Closed-End Fund Arbitrage Strategy.  The Fund’s assets allocated to the Closed-End Fund Arbitrage Strategy will be managed initially by RiverNorth Capital Management, LLC (“RiverNorth” or the “Adviser”).  This strategy seeks to derive value from the discount and premium spreads associated with closed-end investment companies registered under the 1940 Act.  Unlike mutual funds which can only be bought or sold at its net asset value established at the end of the trading day, closed-end funds can be purchased and sold throughout the trading day.  Closed-end fund shares are traded on an exchange between investors, creating the opportunity to buy at a discount to its net asset value.  When shares of a closed-end fund can be purchased at a discount to net asset value, investors are buying a dollar’s worth of assets for less than a dollar.  The narrowing or elimination of the discount and/or the appreciation of the value of the closed-end fund would typically result in an investment gain to the Fund.  RiverNorth may, for example, attempt to capitalize on the mispricing of closed-end fund shares through statistical analysis if it believes the discount widening is irrational and expects the discount to narrow to longer-term mean valuations; pursue investments in closed-end funds that have announced or are likely to announce certain corporate actions; and focus on closed-end fund tender offers, rights offerings, shareholder distributions, open-endings and liquidations.  In addition to opportunistically investing in closed-end funds under the Closed-End Fund Arbitrage Strategy, RiverNorth will also invest in open-end funds, exchange traded funds (“ETFs”), unit investment trusts and business development companies (“BDCs”) registered under the 1940 Act (together with the closed-end funds in which the Fund may invest, the “Underlying Funds”) to gain exposure to specific asset classes in lieu of investing in closed-end funds when RiverNorth believes closed-end fund discount or premium spreads are not attractive or to manage overall closed-end fund exposure in the Fund.  The Fund may invest in the equity, debt or other securities of such Underlying Funds, including any common and preferred shares of beneficial interest.  The Underlying Funds in which the Fund may invest include those that are advised, sub-advised, sponsored, administered or distributed by the Adviser or its affiliates.  See “Investment Objective, Strategies and Policies—Portfolio Composition” and “Investment Objective, Strategies and Policies—Investment Philosophy and Process—Closed-End Fund Arbitrage Strategy.”

The Fund also may invest the assets allocated to the Closed-End Fund Arbitrage Strategy in individual domestic or foreign equity and fixed income securities, including securities issued by issuers located in emerging market countries as well as American Depositary Receipts (“ADRs”), exchange-traded notes (“ETNs”), loans, structured securities, such as structured notes, and cash and cash equivalents.  See “Investment Objective, Strategies and Policies—Portfolio Composition” for a discussion of the foregoing investments.

As part of the Closed-End Fund Arbitrage Strategy, RiverNorth intends to engage in various transactions for hedging and investment purposes, including through the use of short sales, inverse ETFs and derivatives, such as options, futures and total return swaps.  The Adviser intends to use such transactions to provide the Fund with exposure in favor of or against proposed or anticipated catalyst events of closed-end funds.  For example, if the Adviser deems that a proposed corporate action of a closed-end fund is unlikely to succeed, it could take a short position in the closed-end fund in anticipation of the widening of the discount level of such closed-end fund’s shares.  See “Investment Objective, Strategies and Policies—Principal Investment Strategies and Policies—Closed-End Fund Arbitrage Strategy.”  The Fund’s derivative transactions, such as options and swaps, may leverage the Fund’s portfolio.  See “Use of Leverage.”  The market value of the Fund’s derivatives will be used for purposes of calculating the Fund’s Managed Assets.  “Managed Assets” means the total assets of the Fund, including assets attributable to leverage, minus liabilities (other than liabilities representing leverage and any preferred stock that may be outstanding).

RiverNorth will tactically allocate the assets invested in Underlying Funds among the various markets represented by the above-identified investments.  See “Risks—Investment-Related Risks—Closed-End Fund Arbitrage Strategy Risk” and “Risks—Investment-Related Risks—Investment Company Risk.”

Merger Arbitrage Strategy.  The Fund’s assets allocated to the Merger Arbitrage Strategy will be managed initially by Vivaldi Asset Management, LLC (“Vivaldi”).  This strategy seeks to generate returns by transacting in the stock of companies involved in significant corporate events, such as mergers and acquisitions, in order to capitalize on potential arbitrage opportunities.  Vivaldi may, for example, purchase the stock of a company being acquired (the “target company”), while shorting the stock of the company acquiring the target company, in order to participate in any potential return resulting from the spread between the current trading price of the target company following the announcement of the merger and the contractual price to be paid for the target company upon the closing of the merger.  Vivaldi may seek to participate in a wide array of event-driven transactions, but will primarily focus its arbitrage opportunities on mergers or acquisitions.  See “Investment Objective, Strategies and Policies—Investment Philosophy and Process—Merger Arbitrage Strategy.”  Pursuant to the Merger Arbitrage Strategy, Vivaldi will principally invest the assets allocated to the strategy in publicly traded equity securities (including common stock, preferred stock and ADRs) of domestic and foreign companies that are involved in a significant corporate event, such as a merger or acquisition.  Vivaldi may similarly pursue such Merger Arbitrage Strategy through investments in debt securities, convertible securities and options.  See “Investment Objective, Strategies and Policies—Portfolio Composition” and “Risks—Merger and Other Arbitrage Transactions Risk.”  See also “Investment Objective, Strategies and Policies—Merger Arbitrage Strategy.”

Convertible/Credit Strategy.  The Fund’s assets allocated to the Convertible/Credit Strategy will be managed initially by Linden Advisors LP (“Linden”).  The Convertible/Credit Strategy seeks to profit from perceived pricing inefficiencies between the convertible security and the underlying common stock, mispricing of an issuer’s convertible or debt securities relative to other securities in an issuer’s capital structure or within an industry or sector and potential opportunities as a result of significant corporate events, such as mergers, acquisitions, reorganizations, covenant violations or balance sheet restructurings, in the pricing of an issuer’s convertible or debt securities and credit instruments relative to other securities in an issuer’s capital structure or within an industry or sector.  See “Investment Objective, Strategies and Policies—Investment Philosophy and Process—Convertible/Credit Strategy” and “Risks—Investment-Related Risks—Convertible/Credit Strategy Risk.”  Convertible securities are generally bonds, preferred securities or other securities that may be converted or exchanged into common stock at a predetermined price or exchange ratio.  Linden utilizes three sub-strategies to take advantage of opportunities in the convertible market place.  The first sub‑strategy is to purchase a company’s convertible security and simultaneously enter into a short position in the company’s common stock.  If the company’s common stock price falls, the Fund would benefit from its short position; it is also possible that the Fund’s investment in the company’s convertible security will decline less than the common stock, due to its value as a fixed-income instrument.  Conversely, if the company’s common stock price rises, the Fund could convert its convertible security position in the company into common stock and sell that common stock at market value, compensating for any losses on its short position.  The Fund would seek to purchase convertible securities at discounts to their expected future values and sell short shares of the underlying common stock in order to mitigate equity market movements.  Positions are typically designed to earn income from coupon or dividend payments and net gains from the purchase and sale of the convertible securities’ positions and the underlying common stocks.  The second sub-strategy focuses on mispriced credit opportunities in the convertible market or other credit markets.  Linden seeks to obtain long/short credit exposure to convertible and other credit issuers due to the undervaluation/overvaluation of the convertible bonds and other credit securities relative to other parts of the issuer capital structure or comparable companies in the same industry or sector.  The third sub-strategy focuses on potential event driven or catalyst driven opportunities (e.g., company buybacks, tender offers, debt-for-equity swaps and restructurings) in the pricing of convertible or debt securities and other credit instruments.  The credit instruments in which Linden may seek to invest pursuant to the Convertible/Credit Strategy include convertible securities, corporate and government debt securities and credit default swaps.  See “Investment Objective, Strategies and Policies—Portfolio Composition.”  Credit default swaps will be used primarily by Linden for hedging purposes.  Linden also may use total return swaps.  See “Risks—Investment-Related Risks—Swap Risks.”  The Fund intends to use total return swaps and credit default swaps as a principal part of its overall investment strategy.

In addition to the above investment strategies, the Fund also may engage in securities lending.  See “Risks—Securities Lending Risks.”

Investment Adviser and Sub-Advisers.  RiverNorth, a registered investment adviser, is the Fund’s investment adviser and will be responsible for determining and implementing the Fund’s overall investment strategy, including determining the amount of the Fund’s Managed Assets to allocate to each sub-adviser of the Fund (each, a “Sub-Adviser” and, collectively, the “Sub-Advisers”), managing the Fund’s business affairs and providing certain administrative services.  RiverNorth will also manage a portion of the Fund’s assets directly and will be responsible for the day-to-day management of the assets allocated to the Closed-End Fund Arbitrage Strategy.  RiverNorth, founded in 2000, is a majority owned subsidiary of RiverNorth Financial Holdings, LLC.  As of July 31, 2015, RiverNorth managed approximately $3.3 billion for four series of a registered open-end management investment company and private investment funds.

Each Sub-Adviser will be primarily responsible for its investment strategy and the day-to-day management of the Fund’s Managed Assets allocated to it by the Adviser.  Initially, Vivaldi will manage the Merger Arbitrage Strategy.  Vivaldi, a registered investment adviser, was formed in 2013 and, as of July 31, 2015, managed approximately $95.3 million for open-end and closed-end funds.  Initially, Linden will manage the Convertible/Credit Strategy.  Linden, a registered investment adviser, was formed in 2003 and, as of July 31, 2015, managed approximately $1.0 billion for institutional clients and high net worth individuals.

The Fund has agreed to pay the Adviser a management fee payable on a monthly basis at the annual rate of 2.50% of the Fund’s average daily Managed Assets.  The Fund’s Sub-Advisers will be paid by the Adviser from the Adviser’s management fee.

Use of Leverage.   The Fund currently intends to use leverage for investment and other purposes, such as for providing the Fund with liquidity.  Under the 1940 Act, the Fund may utilize leverage through the issuance of preferred stock in an amount up to 50% of its total assets and/or through borrowings and/or the issuance of notes or debt securities (collectively, “Borrowings”) in an aggregate amount of up to 33-1/3% of its total assets.  This is known as structural leverage.  The Fund is also permitted to employ leverage through the use of portfolio techniques that have the economic effect of leverage, including through the use of short sales, securities lending and certain derivative transactions.  This is known as portfolio leverage.  See “Investment Policies and Techniques—Derivatives” in the SAI.  The transactions through which the Fund will achieve portfolio leverage will not be considered Borrowings for purposes of the 1940 Act so long as the Fund has covered its commitments with respect to such transactions by segregating liquid assets, entering into offsetting transactions or owning positions covering its obligations.  “Effective leverage” is the combination of the amount of structural leverage plus the amount of portfolio leverage.  The Fund anticipates that its effective leverage will vary within each investment strategy and will fluctuate, based upon changes in market conditions and variations in the value of the portfolio’s holdings.  See “Summary of Fund Expenses” for the estimated costs associated with the Fund’s anticipated use of leverage.

The Fund initially anticipates utilizing structural leverage through bank Borrowings or similar term loans, subject to the limitations of the 1940 Act.  The Fund currently does not intend to issue preferred stock within 12 months following the completion of the offering contemplated by this Prospectus.  Preferred stock, if issued, may pay fixed or floating rate dividends based on short-term rates.  Borrowings may be at a fixed or floating rate and generally will be based upon short-term rates.

Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements.  In addition, the Borrowings in which the Fund may incur may be secured by a lien on the assets of the Fund.  Borrowings may be at a fixed or floating rate and generally will be based upon short-term rates.  So long as the rate of return, net of applicable Fund expenses, on the Fund’s portfolio investments purchased with Borrowings exceeds the then-current interest rate and other costs on such Borrowings, the Fund will generate more return or income than will be needed to pay such interest payments and other costs.  In this event, the excess will be available to pay higher dividends to Shareholders.  If the net rate of return on the Fund’s investments purchased with Borrowings does not exceed the costs of such Borrowings, the return to Shareholders will be less than if leverage had not been used.  The cost associated with any issuance and use of leverage will be borne by the Shareholders and result in a reduction of the NAV of the Shares.  Such costs may include legal fees, audit fees, structuring fees, commitment fees and a usage (borrowing) fee.  See “Use of Leverage.”

The use of leverage is a speculative technique and investors should note that there are special risks and costs associated with the leveraging of the Shares.  There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.  When leverage is employed, the NAV and the yield to Shareholders will be more volatile.  Leverage creates a greater risk of loss, as well as potential for more gain, for the Shares that if leverage is not used.  In addition, the Adviser and the Sub‑Advisers are paid more if the Fund uses leverage, which creates a conflict of interest for the Adviser and the Sub‑Advisers.  See “Risks—Leverage Risks.”

Plan of Distribution.  The Fund has entered into a distribution agreement with Ladenburg Thalmann & Co. Inc. (the “Distributor”) to serve as distributor of the Shares (the “Distribution Agreement”).  In consideration for its services, the Distributor will be entitled to receive a fee of $150,000 (the “Distributor Fee”).  The Adviser has agreed to pay such Distributor Fee.  The Fund will pay all offering expenses and any organizational costs.  Such amount payable by the Fund is estimated to be $         ($          per Share).

Special Risk Considerations.  Risk is inherent in all investing.  Therefore, before investing in the Shares, you should consider the following risks as well as the other information in this Prospectus.

Structural Risks:

The risks listed below are in alphabetical order and generally are associated with the structure of the Fund, as opposed to any specific investments of the Fund (which are listed below under “—Investment-Related Risks”).

Anti-Takeover Provisions.  Maryland law and the Fund’s Charter and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status.  These provisions could deprive Shareholders of opportunities to sell their Shares.  However, the Fund, in its Charter, has exempted all of its shares from the application of the Maryland Control Share Acquisition Act (the “MCSAA”), which provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter.  In the absence of a judgment of a federal court of competent jurisdiction or the issuance of a rule or regulation of the SEC or a published interpretation by the SEC or its staff that the provisions of the MCSAA are not inconsistent with the provisions of the 1940 Act, or a change to the provisions of the 1940 Act having the same effect, the Fund does not intend to amend its Charter to remove the exemption or to make an election to be subject to the MCSAA.  See “Certain Provisions of the Fund’s Charter and Bylaws and of Maryland Law.”

Asset Allocation Risks.  To the extent that the Fund’s asset allocation strategy may fail to produce the intended result, the Fund’s return may suffer.  Additionally, the active asset allocation style of the Fund leads to changing allocations over time and represents a risk to investors who target fixed asset allocations.  See “Risks—Asset Allocation Risks.”

Controlling Shareholder Risk.  The Shares will be held by a Shareholder, such as the Principal, or a group of Shareholders that may own a significant percentage of the Fund for an indefinite period of time.  As long as the Principal holds a substantial amount of the Fund’s Shares, it may be able to exercise a controlling influence in matters submitted to a vote of Shareholders, including, but not limited to, the election of the Fund’s directors, approval or renewal of advisory or sub-advisory contracts, and any vote relating to a reorganization or merger of the Fund.  As a majority Shareholder, the Principal also would have the ability to call special meetings of the Fund pursuant to the Fund’s Charter and/or By-laws.  The ability to exercise a controlling influence over the Fund may result in conflicts of interest because, among other things, the Principal is an investor of Vivaldi, a Sub-Adviser of the Fund.

Cyber Risk.  With the increased use of the Internet and because information technology (“IT”) systems and digital data underlie most of the Fund’s operations, the Fund and the Adviser, transfer agent, Distributor and other service providers and the vendors of each (collectively “Service Providers”) are exposed to the risk that their operations and data may be compromised as a result of internal and external cyber-failures, breaches or attacks (“Cyber Risk”).  This could occur as a result of malicious or criminal cyber-attacks.  Cyber-attacks include actions taken to: (i) steal or corrupt data maintained online or digitally, (ii) gain unauthorized access to or release confidential information, (iii) shut down the Fund or Service Provider web site through denial-of-service attacks, or (iv) otherwise disrupt normal business operations.  However, events arising from human error, faulty or inadequately implemented policies and procedures or other systems failures unrelated to any external cyber-threat may have effects similar to those caused by deliberate cyber-attacks.

Successful cyber-attacks or other cyber-failures or events affecting the Fund or its Service Providers may adversely impact the Fund or its shareholders or cause an investment in the Fund to lose value.  For instance, such attacks, failures or other events may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, or cause reputational damage.  Such attacks, failures or other events could also subject the Fund or its Service Providers to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs.  Insurance protection and contractual indemnification provisions may be insufficient to cover these losses.  The Fund or its Service Providers may also incur significant costs to manage and control Cyber Risk.  While the Fund and its Service Providers have established IT and data security programs and have in place business continuity plans and other systems designed to prevent losses and mitigate Cyber Risk, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber-attacks may be highly sophisticated.

Cyber Risk is also present for issuers of securities or other instruments in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such issuers to lose value.

Distribution Policy Risks.  The Fund currently seeks to make distributions to Shareholders on a monthly basis.  Such distributions are not tied to the Fund’s investment income and capital gains and do not represent yield or investment return on the Fund’s portfolio.  To the extent that the amount distributed in cash exceeds the total net investment income of the Fund, the assets of the Fund will decline.  A decline in Fund assets may result in an increase in the Fund’s expense ratio.  In addition, the maintenance of the Fund’s distribution policy may cause the Fund’s assets to be less fully invested than would otherwise be the case, which could reduce the Fund’s total investment return.  Furthermore, the Fund may need to raise additional capital in order to maintain the distribution policy.

A portion or all of any distribution of the Fund may consist of a return of capital.  A return of capital represents the return of a Shareholder’s original investment in the Shares, and should not be confused with a dividend from profits and earnings.  Such distributions are generally not treated as taxable income for the investor.  Instead, Shareholders will experience a reduction in the basis of their Shares, which may increase the taxable capital gain, or reduce capital loss, realized upon the sale of such Shares.  Upon a sale of their Shares, Shareholders generally will recognize capital gain or loss measured by the difference between the sale proceeds received by the Shareholder and the Shareholder’s federal income tax basis in the Shares sold, as adjusted to reflect return of capital.  It is possible that a return of capital could cause a Shareholder to pay a tax on capital gains with respect to Shares that are sold for an amount less than the price originally paid for them.  Shareholders are advised to consult with their own tax advisers with respect to the tax consequences of their investment in the Fund.

Leverage Risks.  The leverage issued by the Fund will have seniority over the Shares and may be secured by the assets of the Fund.  The use of leverage by the Fund can magnify the effect of any losses.  If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the Shares’ return will be greater than if leverage had not been used.  Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the return to the Shares will be less than if leverage had not been used.  Leverage involves risks and special considerations for Shareholders including:

•	the likelihood of greater volatility of NAV (and market price) of the Shares than a comparable portfolio without leverage;

•
the risk that fluctuations in interest rates on leverage, including Borrowings, or in the dividend rates on any preferred stock that the Fund may pay will reduce the return to Shareholders or will result in fluctuations in the dividends paid on the Shares;

•
the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Shares than if the Fund were not leveraged (which may result in a greater decline in the market price of the Shares); and

•
the investment advisory fee payable to the Adviser (which is borne in its entirety by the Shareholders) and the sub-advisory fee payable by the Adviser to a Sub-Adviser will be higher than if the Fund did not use leverage because the definition of “Managed Assets” includes the proceeds of leverage.

There is no assurance that a leveraging strategy will be successful.  See “Use of Leverage” and “Risks—Leverage Risks.”

Liquidity Risks. The Fund’s investments are subject to liquidity risk, which exists when particular investments of the Fund are difficult to purchase or sell, possibly preventing the Fund from selling such illiquid investments at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Management Risk and Reliance on Key Personnel.  The Fund is subject to management risk because it is an actively managed portfolio.  The Adviser and the Sub-Advisers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.  The Adviser’s and the Sub-Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect.  Similarly, the Fund’s investments in Underlying Funds are subject to the judgment of the Underlying Funds’ managers which may prove to be incorrect.  In addition, the implementation of the Fund’s investment strategies depends upon the continued contributions of certain key employees of the Adviser and the Sub-Advisers, some of whom have unique talents and experience and would be difficult to replace.  The loss or interruption of the services of a key member of the portfolio management teams could have a negative impact on the Fund during the transitional period that would be required for a successor to assume the responsibilities of the position.

Market Discount.  The Shares may frequently trade at a discount to its NAV.

Multi-Manager Risk.  Fund performance is dependent upon the success of the Adviser and the Sub-Advisers in implementing the Fund’s investment strategies in pursuit of its investment objective.  To a significant extent, the Fund’s performance will depend on the success of the Adviser’s methodology in allocating the Fund’s assets to the Sub-Advisers and its oversight of the Sub-Advisers.  The Sub-Advisers may underperform the market generally or other sub-advisers that could have been selected for the Fund.  The Sub-Advisers’ investment styles may not always be complementary, which could adversely affect the performance of the Fund.  Because each Sub-Adviser makes investment decisions independently, it is possible that one or more Sub-Advisers may, at any time, take positions that may be opposite of positions taken by other Sub-Advisers.  In such cases, the Fund will incur brokerage and other transaction costs without accomplishing any net investment results.  The Sub-Advisers also may be competing with one another for similar positions at the same time, which could have the result of increasing a security’s cost.  The multi-manager approach could increase the Fund’s portfolio turnover rates, which may result in higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, and higher broker commissions and other transaction costs.  The trading costs and tax consequences associated with portfolio turnover may adversely affect the Fund’s performance.

No Operating History.  The Fund is a non-diversified, closed-end management investment company with no operating history.

Non-Diversification Risk. The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund.  Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

Not a Complete Investment Program.  The Fund is intended for investors seeking absolute return consisting of capital appreciation and income over the long-term and is not intended to be a short-term trading vehicle.  An investment in the Shares should not be considered a complete investment program.  Each investor should take into account the Fund’s investment objective and other characteristics, as well as the investor’s other investments, when considering an investment in the Shares.

Offering Risk.  This offering is being made on a best efforts basis, whereby the Distributor and any selected dealers participating in the offering are only required to use their best efforts to sell the Shares and have no firm commitment or obligation to purchase any of the Shares.  The minimum number of Shares required to be purchased in order to complete the offering contemplated by this Prospectus is 1,000,000 Shares, not including any Shares to be purchased by the Principal in the offering.  The Adviser,  the Sub-Advisers, the Principal and/or their affiliates, or other parties with a financial interest in the offering, may purchase Shares in the offering.  Such purchases may be made at any time, and will be counted in determining whether the required minimum level of purchases has been met for the closing of the offering.  Investors should therefore not expect that the sale of sufficient Shares to reach the specified minimum, or in excess of that minimum, indicates that such sales have been made to investors who have no financial or other interest in the offering, or who otherwise are exercising independent investment discretion.  The sale of the specified minimum, while necessary to create a viable investment company and meet the listing standards of the Exchange, is not designed as a protection to investors or to indicate that their investment decision is shared by other unaffiliated investors.  There is no assurance that the Fund will raise sufficient proceeds in this offering to allow the Adviser and the Sub-Advisers to each purchase a desired amount of investments to effectively implement its respective investment strategy.  As a result, the Fund may be unable to achieve its investment objective and an investor could lose some or all of the value of his or her investment in the Fund.

Because there may be substantial purchases by the Adviser, the Sub-Advisers, the Principal and/or their affiliates, or other persons who will receive fees or other compensation or gain dependent upon the success of the offering, no individual investor should place any reliance on the sale of the specified minimum as an indication of the merits of this offering.  Each investor must make his or her own investment decision as to the merits of this offering.  Moreover, the purchase of Shares by the Adviser, the Sub-Advisers, the Principal and/or their affiliates could, depending on the size of such ownership, result in such parties being in a position to exercise a significant influence on, or, in the extreme case, control, the outcome of any matter put to a vote of Shareholders.

Potential Conflicts of Interest. The Adviser, the Sub-Advisers and the portfolio managers of the Fund have interests which may conflict with the interests of the Fund.  In particular, the Adviser and the Sub-Advisers manage and/or advise, or in the future may manage and/or advise, other investment funds or accounts with the same investment objective and strategies as the Fund.  As a result, the Adviser, the Sub-Advisers and the Fund’s portfolio managers may devote unequal time and attention to the management of the Fund and those other funds and accounts, and may not be able to formulate as complete a strategy or identify equally attractive investment opportunities as might be the case if they were to devote substantially more attention to the management of the Fund.  In addition, while the Fund is using leverage, the amount of the fees paid to the Adviser and a Sub-Adviser for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on the Fund’s Managed Assets, which include assets purchased with leverage.  Therefore, the Adviser and the Sub-Advisers have a financial incentive to leverage the Fund, which creates a conflict of interest between the Adviser and the Sub-Advisers on the one hand and the Shareholders on the other.  See “Risks—Potential Conflicts of Interest.”

Valuation Risk.  Certain of the Fund’s investments may be difficult to value.  Where market quotations are not readily available or deemed unreliable, the Fund will value such securities in accordance with fair value procedures adopted by the Board of Directors of the Fund (the “Board of Directors”).  Valuation of illiquid securities may require more research than for more liquid investments.  In addition, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available.  A security that is fair valued may be valued at a price higher or lower than the value determined by other funds using their own fair valuation procedures.  Prices obtained by the Fund upon the sale of such securities may not equal the value at which the Fund carried the investment on its books, which would adversely affect the NAV of the Fund.

Investment-Related Risks:

The risks listed below are in alphabetical order and generally apply to the direct investments the Fund may make and may further apply to the investments of the Underlying Funds in which the Fund may invest.  Certain risks may only apply to a particular investment strategy of the Fund, or may apply to more than one investment strategy.

Auction Rate Securities Risks.  The Fund may invest in auction rate securities (“ARS”) issued by underlying closed-end funds.  ARS are debt securities or shares of preferred stock that are intended to be sold through Dutch auctions at an interest rate that will clear the market at the lowest yield possible, which are designed to ensure that all bidders receive the same yield on a particular issue.  In recent times, most such auctions have failed, thereby rendering the majority of ARS illiquid or with a much lower yield than anticipated at the time of purchase.  If an auction process fails, existing holders of ARS would have to continue to hold their ARS until there were a sufficient number of bids to purchase the ARS at the next auction to calculate the interest rate reset.  Numerous auctions have failed, however, due to insufficient demand for securities and have continued to fail for an extended period of time.  The Fund may be unable to dispose of its ARS investments at a time it wishes to do so.  See “—Illiquid and Restricted Securities Risk.”  In addition, ARS are difficult to value, and are generally valued at their “fair value.”

BDC Risk.  Investments in closed-end funds that elect to be treated as BDCs may be subject to a high degree of risk. BDCs typically invest in and lend to small and medium-sized private and certain public companies that may not have access to public equity markets or capital raising.  As a result, a BDC’s portfolio typically will include a substantial amount of securities purchased in private placements, and its portfolio may carry risks similar to those of a private equity or private debt fund.  Securities that are not publicly registered may be difficult to value and may be difficult to sell at a price representative of their intrinsic value.  Small and medium-sized companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on the value of their stock than is the case with a larger company.  Some BDCs invest substantially, or even exclusively, in one sector or industry group and therefore carry risk of that particular sector or industry group.  To the extent a BDC focuses its investments in a specific sector, the BDC will be susceptible to adverse conditions and economic or regulatory occurrences affecting the specific sector or industry group, which tends to increase volatility and result in higher risk.  Investments in BDCs are subject to various other risks, including management’s ability to meet the BDC’s investment objective and to manage the BDC’s portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change.  BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the secondary market at a discount to their NAV.  The Fund will indirectly bear its proportionate share of any management and other operating expenses, and of any performance based or incentive fees, charged by the BDCs in which it invests, in addition to the expenses paid by the Fund.  See “Risks—Investment-Related Risks—BDC Risk.”

Closed-End Fund Arbitrage Strategy Risk.  The Fund invests in closed-end funds as a principal part of the Closed-End Fund Arbitrage Strategy.  Shares of closed-end funds listed for trading on a securities exchange frequently trade at a price per share that is less than the NAV per share, the difference representing the “market discount” of such shares.  The market price of such shares may be affected by factors such as NAV, dividend or distribution levels and their stability (which will in turn be affected by levels of dividend and interest payments by the fund’s portfolio holdings, the timing and success of the fund’s investment strategies, regulations affecting the timing and character of fund distributions, fund expenses and other factors), supply of and demand for the shares, trading volume of the shares, general market, interest rate and economic conditions and other factors beyond the control of the closed-end fund.

In addition, a market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined NAV but, rather, are subject to supply and demand in the secondary market.

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value.  There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease.  In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the NAV of the Fund’s Shares.  Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders.  The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and NAV than an investment in shares of investment companies without a leveraged capital structure.  See “—Investment Company Risks.”

Convertible/Credit Strategy Risk. In convertible and credit arbitrage transactions, there is a risk that the perceived mispricing of related securities may not be corrected by movements in market prices.  This risk arises from a variety of factors, including corporate actions (e.g., takeovers and special dividend payments) and lack of trading interest or capacity by other market participants.  See also “—Long/Short Credit Strategy Risks.”

Convertible Securities Risks.  The Fund (and the Underlying Funds) may invest in convertible securities.  The convertible securities in which the Fund may invest may include, among others, bonds, debentures, notes, preferred securities or other securities.  See “—Debt Securities Risk” and “—Preferred Stock Risk.”  Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.  The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline.  However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.”  The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock.  As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security.  Thus, it may not decline in price to the same extent as the underlying common stock.  See “—Equity Securities Risks.”  In addition, convertible securities that may not be converted unless certain conditions are met may trade at a slight discount to similar convertible securities that do not require such conditions to be met prior to conversion.

In the event of a liquidation of the issuing company, holders of convertible debt securities which are subordinate in right of payment to the issuer’s other debt obligations would be paid before the company’s common stockholders but after holders of any senior debt obligations of the company.  Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its debt obligations.  Convertible preferred securities are also generally subordinated to debt instruments and non-convertible series of preferred securities in a company’s capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore convertible preferred securities may be subject to greater credit risk than more senior debt and preferred instruments.  Convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on the issuer’s balance sheet.  See “—Credit and Below Investment Grade Securities Risks” below.

Correlation/Hedging Risk.  There can be no assurance that the Fund’s or an Underlying Fund’s hedging strategy will be effective.  Any decrease in negative correlation or increase in positive correlation between the positions anticipated by a fund would be offsetting (such as short and long positions in securities or currencies held by the fund) and could result in significant losses for the fund.

Counterparty Risk.  The Fund and the Underlying Funds will be subject to credit risk with respect to the counterparties to the derivative transactions entered into directly by a fund or held by special purpose or structured vehicles in which a fund invests, if any.  Changes in the credit quality of the companies that serve as a fund’s counterparties with respect to derivatives or other transactions supported by another party’s credit will affect the value of those instruments.  If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, a fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding.  A fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Credit and Below Investment Grade Securities Risks. Credit risk is the risk that an issuer of a security may be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability or willingness to make such payments.  Credit risk may be heightened for the Fund because it and the Underlying Funds may invest in below investment grade securities, which are commonly referred to as “junk” or “high yield” securities; such securities, while generally offering the potential for higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of dividend or interest deferral, default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal.  In addition, these securities are generally susceptible to decline in market value due to adverse economic and business developments and are often unsecured and subordinated to other creditors of the issuer.  The market values for below investment grade securities tend to be very volatile, and these securities are generally less liquid than investment grade securities.  See “Risks—Credit and Below Investment Grade Securities Risks.”

Currency Risk.  The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. dollar change.  Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses.  Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

Debt Securities Risks.  The Fund and the Underlying Funds may invest in debt securities.  Debt securities increase or decrease in value based on changes in interest rates.  If rates increase, the value of a fund’s debt securities will generally decline.  On the other hand, if rates fall, the value of the debt securities will generally increase.  The issuer of a debt security may not be able to make interest and principal payments when due.  See “Risks—Debt Securities Risks.”

Derivatives Risks.  The Fund and the Underlying Funds may invest in derivatives, which are financial instruments, including options, futures or swaps, that derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate.  Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of a particular derivative.  Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a large potential impact on the performance of the Fund.  The Fund could experience a loss if derivatives do not perform as anticipated, if they are not correlated with the performance of other investments which they are used to hedge or if the Fund is unable to liquidate a position because of an illiquid secondary market.  When used for speculative purposes, derivatives will produce enhanced investment exposure, which will magnify gains and losses.  See “Risks—Derivatives Risks,” “—Options and Futures Risks” and “—Swap Risks.”  Certain of the Fund’s derivative transactions also may provide investment leverage to the Fund’s portfolio.  See “Risks—Leverage Risk.”

Distressed and Defaulted Securities Risks.  The Fund and the Underlying Funds may invest in distressed securities.  Investments in the securities of financially distressed issuers involve substantial risks.  These securities may present a substantial risk of default or may be in default at the time of investment.  The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.  In any reorganization or liquidation proceeding relating to an investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.  Among the risks inherent in investments in a troubled issuer is that it frequently may be difficult to obtain information as to the true financial condition of such issuer.  The Adviser’s or a Sub‑Adviser’s judgments about the credit quality of a financially distressed issuer and the relative value of its securities may prove to be wrong.

Other risks involved with distressed securities include legal difficulties and negotiations with creditors and other claimants that are common when dealing with distressed companies.  With distressed investing, often there is a time lag between when a fund makes an investment and when the fund realizes the value of the investment.  In addition, a fund may incur legal and other monitoring costs in protecting the value of the fund’s claims.

Emerging Market Risks.  Investments in securities of issuers located in emerging market countries are considered speculative and are subject to greater levels of non-U.S. securities risk than investments in more developed non-U.S. markets.  Heightened risks of investing in emerging markets securities include: (i) smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; (ii) significant price volatility; (iii) restrictions on foreign investment; (iv) possible repatriation of investment income and capital; (v) increased risk of default (including both government and private issuers); (vi) greater social, economic and political uncertainty and instability (including the risk of war); (vii) more substantial governmental involvement in the economy; (viii) less governmental supervision and regulation of the securities markets and participants in those markets; (ix) unavailability of currency hedging techniques in certain emerging market countries; and (x) the fact that companies in emerging market countries may be newly organized, smaller and less seasoned.  Furthermore, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.  The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Equity Securities Risks.  The Fund (and the Underlying Funds) may invest in equity securities.  The value of a particular equity security may decrease.  The prices of stocks change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, management decisions, decreased demand for an issuer’s products or services, increased production costs, general economic conditions, interest rates, currency exchange rates, investor perceptions and market liquidity.  Equity securities tend to be more volatile than bonds and money market instruments.  The value of an Underlying Fund’s shares will go up and down due to movement in the collective returns of the individual securities held by the Underlying Fund.  Common stocks are subordinate to preferred stocks in a company’s capital structure, and if a company is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of those who own common stocks.  See “—Preferred Stock Risk.”

ETF Risk.  ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of the securities in the index.  ETFs are subject to the risks of investing in the underlying securities.  The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees.  These expenses are in addition to the direct expenses of the Fund’s own operations.  Many ETFs have received exemptive orders issued by the SEC that would permit the Fund to invest in those ETFs beyond the limitations applicable to other investment companies, subject to certain terms and conditions.  Some ETFs are not structured as investment companies and thus are not regulated under the 1940 Act.  Certain ETFs, including leveraged ETFs and inverse ETFs, may have embedded leverage.  Leveraged ETFs seek to multiply the return of the tracked index (e.g., twice the return) by using various forms of derivative transactions.  Inverse ETFs seek to negatively correlate with the performance of a particular index by using various forms of derivative transactions, including by short-selling the underlying index.  An investment in an inverse ETF will decrease in value when the value of the underlying index rises.  By investing in leveraged ETFs or inverse ETFs, the Fund can commit fewer assets to the investment in the securities represented on the index than would otherwise be required.  Leveraged ETFs and inverse ETFs present all of the risks that regular ETFs present.  In addition, leveraged ETFs and inverse ETFs determine their return over a specific, pre-set time period, typically daily, and, as a result, there is no guarantee that the ETF’s actual long term returns will be equal to the daily return that the Fund seeks to achieve.  For example, on a long-term basis (e.g., a period of 6 months or a year), the return of a leveraged ETF may in fact be considerably less than two times the long-term return of the tracked index.  Furthermore, because leveraged ETFs and inverse ETFs achieve their results by using derivative instruments, they are subject to the risks associated with derivative transactions, including the risk that the value of the derivatives may rise or fall more rapidly than other investments, thereby causing the ETF to lose money and, consequently, the value of the Fund’s investment to decrease.  Investing in derivative instruments also involves the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the ETF.  Short sales in particular are subject to the risk that, if the price of the security sold short increases, the inverse ETF may have to cover its short position at a higher price than the short sale price, resulting in a loss to the inverse ETF and, indirectly, to the Fund.  An ETF’s use of these techniques will make the Fund’s investment in the ETF more volatile than if the Fund were to invest directly in the securities underlying the tracked index, or in an ETF that does not use leverage or derivative instruments.  However, by investing in a leveraged ETF or an inverse ETF rather than directly purchasing and/or selling derivative instruments, the Fund will limit its potential loss solely to the amount actually invested in the ETF (that is, the Fund will not lose more than the principal amount invested in the ETF).

When the Fund invests in sector ETFs, there is a risk that securities within the same group of industries will decline in price due to sector-specific market or economic developments.  If the Fund invests more heavily in a particular sector, the value of its Shares may be especially sensitive to factors and economic risks that specifically affect that sector.  As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries.  Additionally, some sectors could be subject to greater government regulation than other sectors.  Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.  The sectors in which the Fund may be more heavily invested, if it all, will vary.  See “Risks—Investment-Related Risks—Investment Company Risks.”

Exchange-Traded Note Risks.  The Fund and the Underlying Funds may invest in ETNs, which are notes representing unsecured debt of the issuer, under the Closed-End Fund Arbitrage Strategy and Convertible/Credit Strategy.  ETNs are typically linked to the performance of an index plus a specified rate of interest that could be earned on cash collateral.  The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index.  ETNs typically mature 30 years from the date of issue.  There may be restrictions on a fund’s right to liquidate its investment in an ETN prior to maturity (for example, a fund may only be able to offer its ETN for repurchase by the issuer on a weekly basis), and there may be limited availability of a secondary market.  Because ETNs are synthetic investments, the Fund will have no claim on the underlying reference assets.  The Fund is also subject to credit risk and counterparty risk as a result of its investments in ETNs.

Foreign Investing Risks.  The Fund and the Underlying Funds may invest in foreign securities.  Investments in foreign securities may be affected by currency controls and exchange rates; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in economic and social conditions abroad;  political developments; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends.  These risks may be heightened in connection with investments in emerging or developing countries.  The effect of recent, worldwide economic instability on specific foreign markets or issuers may be difficult to predict or evaluate, and some national economies continue to show profound instability, which may in turn affect their international trading partners.  Foreign securities include ADRs.  Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from changes in share prices and payment of dividends.  See “Risks—Foreign Investing Risks” and “—Emerging Markets Risk.”

Forward Contracts Risk.  The Fund or the Underlying Funds may enter into forward contracts that are not traded on exchanges and may not be regulated.  There are no limitations on daily price moves of forward contracts.  Banks and other dealers with which a fund maintains accounts may require that the fund deposit margin with respect to such trading.  A fund’s counterparties are not required to continue making markets in such contracts.  There have been periods during which certain counterparties have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the difference between the price at which the counterparty is prepared to buy and that at which it is prepared to sell).  Arrangements to trade forward contracts may be made with only one or a few counterparties, and liquidity problems therefore might be greater than if such arrangements were made with numerous counterparties.  The imposition of credit controls by governmental authorities might limit such forward trading to less than the amount that an adviser would otherwise recommend, to the possible detriment of the fund.

Futures Contracts Risk.  The primary risks associated with the use of futures contracts are (i) the imperfect correlation between the change in market value of the instruments held by the Fund or the Underlying Funds and the price of the futures contract; (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the Adviser’s or a Sub-Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty will default in the performance of its obligations; and (vi) if a fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the fund may have to sell securities at a time when it may be disadvantageous to do so.

Illiquid and Restricted Securities Risks.  Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities.  Illiquid and restricted securities may be difficult to dispose of at the price at which the Fund has valued the securities and at the times when the Fund believes it is desirable to do so.  The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund recovers upon the sale of such securities.  Illiquid and restricted securities are also more difficult to value, especially in challenging markets.  The Adviser’s or a Sub-Adviser’s judgment may play a greater role in the valuation process.  The Adviser and the Sub-Advisers will determine, under the supervision and oversight of the Board of Directors, whether restricted securities are liquid or illiquid.  Investment of the Fund’s assets in illiquid and restricted securities may restrict the Fund’s ability to take advantage of market opportunities.  The risks associated with illiquid and restricted securities may be particularly acute in situations in which the Fund’s operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid or restricted securities.  In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered.  A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, therefore enabling the Fund to sell it.  Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities.  In either case, the Fund would bear market risks during that period.

Initial Public Offerings Risks.  The Fund (and the Underlying Funds) may purchase securities in initial public offerings (“IPOs”) under the Closed-End Fund Arbitrage Strategy and the Merger Arbitrage Strategy.  Investing in IPOs has added risks because the shares are frequently volatile in price.  As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a fund’s portfolio.  See “Risks—Initial Public Offerings Risks.”

Interest Rate Risk.  Interest rate risk is the risk that income securities will decline in value because of changes in market interest rates.  When market interest rates rise, the market value of fixed income securities generally will fall.  These risks may be greater in the current market environment because interest rates are near historically low levels. The prices of longer-term securities fluctuate more than prices of shorter-term securities as interest rates change.  The Fund’s use of leverage will tend to increase interest rate risk.

Investment Company Risks.  The Fund will incur higher and additional expenses when it invests in Underlying Funds.  There is also the risk that the Fund may suffer losses due to the investment practices or operations of the Underlying Funds.  To the extent that the Fund invests in one or more Underlying Funds that concentrate in a particular industry, the Fund would be vulnerable to factors affecting that industry and the concentrating Underlying Funds’ performance, and that of the Fund, may be more volatile than Underlying Funds that do not concentrate.  In addition, one Underlying Fund may purchase a security that another Underlying Fund is selling.

The Underlying Funds are not subject to the Fund’s investment policies and restrictions.  The Fund generally receives information regarding the portfolio holdings of Underlying Funds only when that information is made available to the public.  The Fund cannot dictate how the Underlying Funds invest their assets.  The Underlying Funds may invest their assets in securities and other instruments, and may use investment techniques and strategies, that are not described in this Prospectus.  Subject to applicable 1940 Act limitations, the Underlying Funds themselves may purchase securities issued by registered and unregistered funds (e.g., common stock, preferred stock, auction rate preferred stock), and those investments would be subject to the risks associated with Underlying Funds and unregistered funds (including an additional layer of expenses, i.e., the Underlying Fund will indirectly bear fees and expenses charged the funds in which the Underlying Fund invests, in addition to the Underlying Fund’s own fees and expenses).

The ETFs (and other index funds) in which the Fund may invest may not be able to replicate exactly the performance of the indices they track due to transactions costs and other expenses of the ETFs.  The shares of closed-end funds frequently trade at a discount to their NAV.  There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease, and it is possible that the discount may increase.  Underlying Funds may not be able to match or outperform their benchmarks.

The Fund may be restricted by provisions of the 1940 Act that generally limit the amount the Fund and its affiliates can invest in any one Underlying Fund to 3% of the Underlying Fund’s outstanding voting stock.  As a result, the Fund may hold a smaller position in an Underlying Fund than if it were not subject to this restriction.  In addition, to comply with provisions of the 1940 Act, in any matter upon which Underlying Fund stockholders are solicited to vote, the Adviser or a Sub-Adviser, as applicable, may be required to vote Underlying Fund Shares in the same proportion as shares held by other stockholders of the Underlying Fund.  However, pursuant to exemptive orders issued by the SEC to various ETF fund sponsors, the Fund is permitted to invest in such Underlying Funds in excess of the limits set forth in the 1940 Act subject to certain terms and conditions set forth in such exemptive orders.  See “Risks—Investment Company Risks.”

Large-Cap Company Risk.  Larger, more established companies in which the Fund may invest under may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Loan Risk.  The Fund’s investments in loans may create substantial risk.  Although the Fund expects it will invest in senior and secured loans, the Fund may invest in unsecured or subordinated loans.  In addition, the Fund may invest in secured and unsecured participations in loans, and loans generated from non-traditional lenders.  These loans will generally be rated below investment grade.  In making investments in such loans, which are made by banks or other financial intermediaries to borrowers, a Sub-Adviser will depend primarily upon the creditworthiness of the borrower for payment of principal and interest which will expose the Fund to the credit risk of the underlying borrower.  If the Fund invests in a loan through a participation, the Fund will also be exposed to the credit risk of the financial institution selling the participation to the Fund as well as the credit risk of the underlying borrower.  The market for loans may not be liquid and the Fund may have difficulty selling them.  Loans have similar risks to high yield bonds and are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment grade securities.  Companies issuing loans may be less financially strong, more likely to encounter financial difficulties, and more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.  Unlike senior secured loans which have a priority claim on the borrower’s assets and are secured with the borrower’s assets and/or equity, unsecured or subordinated loans may carry greater risk since they will not have a priority claim and may not be secured by the borrower’s assets.

Long/Short Credit Strategy Risks.  The Fund intends to employ a long/short credit strategy as one of the components of the Convertible/Credit Strategy.  There is risk in implementing such a strategy that the profit, if any, from one or more components of the strategy is not sufficient to overcome the losses from the other components of the strategy, resulting in overall losses to the Fund.  See “Risks—Investment-Related Risks—Debt Securities Risk” and Risks—Investment-Related Risks—Loan Risk” for a discussion of the risks associated with the Fund’s long positions in credit securities.  See “Risks—Investment-Related Risks—Short Sale Risks” for a discussion of the risks associated with the Fund’s short positions in credit securities.

Market Risks.  Overall stock market risks may also affect the value of the Fund or the Underlying Funds.  Factors such as domestic and foreign economic growth and market conditions, interest rate levels and political events affect the securities markets.  See “Risks—Investment-Related Risks—Market Risks.”

Merger and Other Arbitrage Transactions Risk.  The Fund may invest or take short positions in securities of companies that are the subject of a merger or acquisition under the Merger Arbitrage Strategy.  The risks of investing in securities related to a merger or acquisition transaction include the risk that the transaction is renegotiated, the risk that the transaction takes longer to complete than originally planned, and the risk that the transaction is never completed.  These risks may be realized for a variety of reasons, such as the inability of the acquiring company to finance the transaction, lack of regulatory approval from the applicable state, federal or international regulatory agencies or failure of shareholders of the party companies to approve the transaction.  When Vivaldi determines that it is probable that an acquisition will be consummated, the Fund may seek to purchase securities at prices only slightly below the anticipated value to be paid or exchanged for such securities in the merger, exchange offer or cash tender offer (and substantially above the price at which such securities traded immediately prior to the announcement of the merger, exchange offer or cash tender offer).  Likewise, when Vivaldi believes it is likely that a transaction will not be consummated, the Fund may take short positions in such securities in order to seek to capture the difference attributable to the perceived market overvaluation of the acquisition target.  In the case of an investment in a potential acquisition target, if the proposed merger, exchange offer or cash tender offer appears likely not to be consummated, in fact is not consummated, or is delayed, the market price of the security to be tendered or exchanged will usually decline sharply, resulting in a loss to the Fund.  See “Risks—Merger and Other Arbitrage Transactions Risk.”

Micro-, Small‑ and Medium-Sized Company Risks. The Fund and the Underlying Funds may invest in securities without regard to market capitalization.  Investments in securities of micro-, small‑ and medium-sized companies under the Closed-End Fund Arbitrage Strategy and the Merger Arbitrage Strategy may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and issuers are typically more subject to changes in earnings and future earnings prospects.  These risks are intensified for investments in micro-cap companies.  See “Risks—Micro-, Small‑ and Medium-Sized Company Risks.”

Non-U.S. Government Debt Securities Risk.  Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due.  In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party.  Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance.  The ability of a foreign sovereign issuer, especially an emerging market country, to make timely and complete payments on its debt obligations will also be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credit facilities and investments, fluctuations of interest rates and the extent of its foreign reserves.  A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports.  To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected.  If a government issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multinational organizations.  There may not be bankruptcy proceedings similar to those in the United States by which defaulted non-U.S. government debt may be collected.  Additional factors that may influence a government issuer’s ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and the issuer’s policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies to which a government debtor may be subject.  See  “Risks—Investment-Related Risks—Non-U.S. Government Debt Securities Risk.”

Options Risk.  Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks.  The Fund may not fully benefit from or may lose money on an option if changes in its value do not correspond as anticipated to changes in the value of the underlying securities.  If the Fund is not able to sell an option held in its portfolio, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities.  Ownership of options involves the payment of premiums, which may adversely affect the Fund’s performance.  To the extent that the Fund invests in over-the-counter options, the Fund may be exposed to counterparty risk.

Portfolio Turnover Risks.  The Fund may engage in short-term trading to try to achieve its investment objective and may have portfolio turnover rates in excess of 100% annually.  Underlying Funds also may not be limited in their portfolio trading ability.  Increased portfolio turnover may result in higher brokerage costs which are borne by the Fund, directly or indirectly through the investments in Underlying Funds, which may adversely affect the Fund’s performance, and may produce increased taxable distributions to Shareholders.  See “Risks—Portfolio Turnover Risks.”

Preferred Stock Risk.  The Fund may invest in preferred stock.  Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company.  The market value of preferred stock is subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred stock, and changes in interest rates, typically declining in value if interest rates rise.

Recent Market Events.  There continues to be a high degree of volatility in the financial markets and the economy at large.  Both domestic and international equity and fixed-income markets continue to experience heightened volatility and turmoil.  It is uncertain how long these conditions will continue.  See “Risks—Recent Market Events.”

Securities Lending Risks.  The Fund and the Underlying Funds may lose money when they loan portfolio securities if the borrowers fail to return the securities and the collateral provided has declined in value and/or the fund cannot convert the collateral to cash for any reason.  These events could also trigger adverse tax consequences for the Fund.  See “Risks—Securities Lending Risks.”

Securities Risks.  The value of the Shares or the shares of Underlying Funds (“Underlying Fund Shares”) may decrease in response to the activities and financial prospects of individual securities in the fund’s portfolio.  See “Risks—Securities Risks.”

Short Sale Risks.  The Fund and the Underlying Funds may engage in short sales.  The Fund’s losses on a short sale stems from increases in the value of the security sold short.  Positions in shorted securities are speculative and more risky than long positions (purchases) in securities because the maximum sustainable loss on a security purchased is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security.  Therefore, in theory, securities sold short have unlimited risk.  Short selling may also result in higher transaction costs (such as interest and dividends), and may result in higher taxes, which reduce a fund’s return.  See “Risks—Short Sale Risks.”

Structured Notes Risks.  The Fund and the Underlying Funds may invest in structured notes.  Structured notes are subject to a number of debt securities risks including general market risk, interest rate risk and the risk that the issuer on the note may fail to make interest and/or principal payments when due, or may default on its obligations entirely.  In addition, because the performance of structured notes tracks the performance of the underlying debt obligation, structured notes generally are subject to more risk than investing in a simple note or bond issued by the same issuer.  See “Risks—Structured Notes Risks.”

Swap Risks.  The Fund and the Underlying Funds may enter into swap transactions, including credit default swaps and total return swaps.  The use of swaps may not always be successful and, if the Adviser or a Sub-Adviser, as the case may be, is incorrect in its forecasts of market values, interest rates or currency exchange rates, the investment performance of the Fund may be less favorable than it would have been if these investment techniques were not used.  Using swaps could lower Fund total return, their prices can be highly volatile, and the potential loss from the use of swaps can exceed the Fund’s initial investment in such instruments.  In addition, such transactions are subject to market risk, risk of default by the other party to the transaction and risk of imperfect correlation between the value of derivative instruments and the underlying assets and may involve commissions or other costs.

Total return swaps may effectively add leverage to the Fund’s portfolio because the Fund would be subject to investment exposure on the full notional amount of the swap.  Total return swaps are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder.  Total return swaps could result in losses if the reference index, security, or investments do not perform as anticipated.

When the Fund acts as a seller of a credit default swap agreement with respect to a debt security, it is subject to the risk that an adverse credit event may occur with respect to the debt security and the Fund may be required to pay the buyer the full notional value of the debt security under the swap net of any amounts owed to the Fund by the buyer under the swap (such as the buyer’s obligation to deliver the debt security to the Fund).  As a result, the Fund bears the entire risk of loss due to a decline in value of a referenced debt security on a credit default swap it has sold if there is a credit event with respect to the security.  When the Fund sells a credit default swap, it effectively adds leverage to its portfolio.  If the Fund is a buyer of a credit default swap and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date.  However, if a credit event occurs, the Fund generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased.

Swaps are subject to new federal legislation that is being implemented through rulemaking by the SEC and the Commodity Futures Trading Commission which may adversely impact the swap market generally or the Fund’s ability to use swaps.

U.S. Government Debt Securities Risk.  U.S. government debt securities generally do not involve the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. government debt securities are generally lower than the yields available from other securities.  Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate.  Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s net asset value.

Some U.S. government securities, such as U.S. Treasury bills, notes and bonds, and mortgage-related securities guaranteed by GNMA, are supported by the full faith and credit of the United States; others, such as those of the FHLBs or the FHLMC, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of FNMA, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the issuing agency, instrumentality or enterprise.  Although U.S. government-sponsored enterprises, such as the FHLBs, FHLMC, FNMA and the Student Loan Marketing Association, may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury or supported by the full faith and credit of the U.S. government and involve increased credit risks.  Although legislation has been enacted to support certain government sponsored entities, including the FHLBs, FHLMC and FNMA, there is no assurance that the obligations of such entities will be satisfied in full, or that such obligations will not decrease in value or default. It is difficult, if not impossible, to predict the future political, regulatory or economic changes that could impact the government-sponsored entities and the values of their related securities or obligations.  In addition, certain governmental entities, including FNMA and FHLMC, have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued by these entities.

Valuation Risk. Unlike publicly traded common stock which trades on national exchanges, there is no central exchange for loans or certain fixed-income instruments in which the Fund may invest to trade.  Loans and fixed-income instruments generally trade on an “over-the-counter” market which may be anywhere in the world where the buyer and seller can settle on a price.  Due to the lack of centralized information and trading, the valuation of loans or fixed-income instruments may carry more risk than that of common stock.

Warrants Risks.  The Fund (and the Underlying Funds) may invest in warrants under the Closed-End Fund Arbitrage Strategy and the Merger Arbitrage Strategy.  Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually.  Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase and they do not represent any rights in the assets of the issuer.  As a result, warrants may be considered to have more speculative characteristics than certain other types of investments.  In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

Distribution Policy.  The Fund has adopted a distribution policy to provide Shareholders with a relatively stable cash flow.  Under this policy, the Fund intends to declare and pay regular monthly distributions to Shareholders at a level rate.  The policy may be changed or discontinued without notice.  The distributions will be paid from net investment income (including excess gains taxable as ordinary income), if any, and net capital gains, if any, with the balance (which may comprise the entire distribution) representing return of capital.  Any return of capital should not be considered by Shareholders as yield or total return on their investment in the Fund.  Shareholders who periodically receive a distribution consisting of a return of capital may be under the impression that they are receiving net profits when they are not.  Shareholders should not assume that the source of a distribution from the Fund is net profit.

Net capital gains recognized in the current year are distributable as ordinary income in accordance with tax regulations so long as the Fund has a capital loss carryforward and are referred to as excess gains.  If, for any distribution, the sum of previously undistributed net investment income and net realized capital gains is less than the amount of the distribution, the difference, i.e., the return of capital, will be charged against the Fund’s capital.  The Fund’s distributions are not tied to its net investment income and net realized capital gains and do not represent yield or investment return.  The Fund’s final distribution for each calendar year may include remaining net investment income and net capital gains otherwise undistributed during the year.

If, for any taxable year of the Fund (which ends on September 30), the total distributions exceed the sum of the Fund’s net investment income and net realized short and long term capital gains, the excess will generally be treated first as ordinary dividend income (up to the amount, if any, of the Fund’s current and accumulated earnings and profits, which takes into account taxable distributions) and then as a return of capital (tax-free for a Shareholder up to the amount of its tax basis in its Shares).  The amount treated as a tax-free return of capital will reduce a Shareholder’s adjusted basis in its Shares, thereby increasing the Shareholder’s potential gain or reducing its potential loss on the subsequent sale of those Shares.  This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and the Shareholders.  Distributions to Shareholders will only be payable after the payment of any interest on the Fund’s outstanding debt.

The Fund intends to file an exemptive application with the SEC seeking an order under the 1940 Act to exempt the Fund from the requirements of Section 19(b) of the 1940 Act and Rule 19b-1 thereunder, permitting the Fund to make periodic distributions of long-term capital gains, provided that the distribution policy of the Fund with respect to the Shares calls for periodic distributions in an amount equal to a fixed percentage of the Fund’s average net asset value over a specified period of time or market price per Share at or about the time of distribution or pay-out of a level dollar amount.  There can be no assurance that the staff of the SEC will grant such relief to the Fund.  See “Distribution Policy” in this Prospectus.

Dividend Reinvestment Plan.  The Fund has a dividend reinvestment plan (the “Plan”) commonly referred to as an “opt-out” plan.  Each Shareholder who participates in the Plan will have all distributions of dividends and capital gains automatically reinvested in additional Shares.  Shareholders who elect not to participate in the Plan will receive all distributions in cash.  Shareholders whose Shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.  See “Dividend Reinvestment Plan” and “U.S. Federal Income Tax Matters.”

Federal Tax Matters.  The Fund intends to elect to be treated as and to qualify each year for taxation as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  In order for the Fund to qualify as a regulated investment company, it must meet income and asset diversification tests each year.  If the Fund so qualifies and satisfies certain distribution requirements, the Fund (but not its Shareholders) will not be subject to federal income tax to the extent it distributes its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital loss) in a timely manner to its Shareholders in the form of dividends or capital gain distributions.  The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Fund, to the extent they do not meet certain distribution requirements by the end of each calendar year.  The Fund anticipates meeting these distribution requirements.  See “U.S. Federal Income Tax Matters.”

Determination of NAV.  NAV per Share is determined daily as of the close of the regular trading session on the New York Stock Exchange, usually 4:00 p.m. Eastern time.  NAV per Share is calculated by dividing the value of all of the securities and other assets of the Fund, less the liabilities (including accrued expenses and indebtedness) and the aggregate liquidation value of any outstanding preferred shares, by the total number of Shares outstanding.

The Fund’s assets are generally valued at their market value using market quotations.  The Fund may use pricing services to provide market quotations.  If market quotations are not available or, in the Adviser’s opinion, market quotations do not reflect market value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects market value, the security will be valued at fair value according to policies approved by the Board of Directors.  See “Determination of Net Asset Value” below.

Investor Suitability.  An investment in the Fund involves substantial risks and may not be suitable for all investors.  You may lose money or your entire investment in the Fund.  An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment.  Before making an investment decision, prospective investors and their financial advisers should (i) consider the suitability of an investment in the Shares with respect to the investor’s investment objectives and personal situation, and (ii) consider factors such as personal net worth, income, age, risk tolerance and liquidity needs.  The Fund should be considered an illiquid investment.  See “Investor Suitability.”

Administrator, Custodian and Transfer Agent.  ALPS Fund Services, Inc. (“AFS”) is the Fund’s administrator.  Under an Administration, Bookkeeping and Pricing Services Agreement (the “Administration Agreement”), AFS is responsible for calculating NAVs, with oversight from the Board of Directors, and providing additional fund accounting and tax services, fund administration and compliance-related services.  AFS is entitled to receive a monthly fee at the annual rate of       % of the Fund’s average daily Managed Assets.  See “Summary of Fund Expenses.”  State Street Bank and Trust Company will act as the Fund’s custodian.  DST Systems, Inc. will act as the Fund’s transfer agent and registrar.  See “Administrator, Custodian and Transfer Agent.”

SUMMARY OF FUND EXPENSES

The purpose of the table and the example below is to help you understand certain fees and expenses that you, as a Shareholder, would bear directly or indirectly.  The expenses shown in the table and related footnotes are based on estimated amounts for the Fund’s first year of operations and assume that the Fund issues approximately 5,000,000 Shares.  Accordingly, the Fund’s net assets for purposes of the tables and example below include estimated net proceeds from the offering of $75,000,000. If the Fund issues fewer Shares, estimated expenses could be higher as a percentage of net assets attributable to Shares, which could adversely affect the investment performance of the Fund.  The following table assumes the use of leverage in an amount equal to 16% of the Fund’s total assets (or approximately 20% of the Fund’s net assets) and shows Fund expenses as a percentage of net assets attributable to Shares.

Shareholder Transaction Expenses
Sales load (as a percentage of offering price)	None
Sales load on reinvested dividends (as a percentage of offering price)	None
Offering expenses (and organizational costs) borne by the Shareholders (1)%

Percentage of Net Assets Attributable to Common Shares (Assuming the Use of Leverage Equal to 20% of the Fund’s Total Assets)
Annual Expenses
Management Fees(2)(3)	3.00%
Total Other Expenses(4)	1.18%
Other Expenses	0.62%
Dividend and Interest Expense on Short Sales	0.32%
Interest Expense on Borrowings(5)	0.24%
Acquired Fund Fees and Expenses	0.41%
Total Annual Fund Operating Expenses	4.59%

Example (6)

The example illustrates the expenses you would pay on a $           investment in the Shares (including estimated expenses of the offering payable by the Fund of $             ), assuming (1) “Net annual expenses” of         % of net assets attributable to Shares, and (2) a 5% annual return.

	1 Year	3 Years	5 years	10 years
Total Expenses Incurred	$510	$1430	$2360	$4710

The example should not be considered a representation of future expenses.  Actual expenses may be greater or less than those assumed.

(1)         The Fund will pay all of the offering expenses, which may include a reimbursement of the Adviser’s expenses incurred in connection with this offering, and any organizational costs.  Any offering expenses and organizational costs paid by the Fund will be deducted from the proceeds of the offering received by the Fund.  If the Fund sells the minimum number of Shares required to complete the offering, offering expenses and organizational costs payable by the Fund are estimated to be $         ($          per Share).  If the Fund sells the maximum number of Shares offered, offering expenses and organizational costs payable by the Fund are estimated to be $         ($          per Share).  Separately, the Adviser, and not the Fund, will pay the Distributor Fee.

(2)         The Fund has agreed to pay the Adviser a management fee payable on a monthly basis at the annual rate of 2.50% of the Fund’s average daily Managed Assets, which includes the amount payable by the Adviser to the Sub-Advisers.  See “Management of the Fund.”

(3)         The management fee is charged as a percentage of the Fund’s average daily Managed Assets, as opposed to net assets.  With leverage, Managed Assets are greater in amount than net assets because Managed Assets includes borrowings for investment purposes and the liquidation preference of any preferred stock that may be outstanding.

(4)         Other expenses include the costs associated with the Fund’s anticipated use of portfolio leverage based on an estimate of the Fund’s initial year of operations, which estimated amount is       %.  The Fund will incur interest expense and loan fees in connection with the use of certain types of portfolio leverage, including short sales, securities lending and certain derivative transactions.  The Fund’s actual expenses paid may differ from the estimated expenses noted above.

(5)         Interest on borrowed funds is based on the assumed borrowing of $                at an annual interest rate of      .  This amount reflects the assumption that there will not be any additional fees payable by the Fund under the assumed borrowings.

(6)         The example assumes that the estimated “Other expenses” set forth in the table are accurate and that all dividends and distributions are reinvested at the Share net asset values.  The Fund’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example.

THE FUND

RiverNorth Multi-Strategy Arbitrage Fund, Inc. (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund was organized as a Maryland corporation on May 21, 2015.  As a newly organized entity, the Fund has no operating history.  The Fund’s principal office is located at 325 N. LaSalle Street, Suite 645, Chicago, IL 60054, and its telephone number is                     .

The Fund is offering, pursuant to this Prospectus, common shares of beneficial interest (the “Shares”) on a best efforts basis at an offering price of $15.00 per Share.  The minimum initial investment of Shares is $1,500.  The Fund, in its sole discretion, may waive or modify the minimum investment amount.  The minimum number of Shares required to be purchased in order to complete the offering contemplated by this Prospectus is 1,000,000 Shares, not including any Shares to be purchased by the Principal (defined below) in the offering.  See “Plan of Distribution” and “Risks—Structural Risks—Offering Risk.”

The Fund plans to sell approximately 3 million Shares to               (the “Principal”), an investor of Vivaldi, in this offering.  Such Shares will be sold at the initial public offering price and will result in approximately $45 million of net proceeds to the Fund.  No underwriting discounts or commissions will be paid in respect of the Shares sold to the Principal.  The Principal may be deemed to control the Fund until it owns less than 25% of the outstanding Shares.  Following this offering, it is anticipated that the Principal will remain a controlling Shareholder of the Fund and will therefore be able to exercise a controlling influence in matters submitted to a vote of the Shareholders.  See “Risks—Structural Risks—Controlling Shareholder Risk.”

USE OF PROCEEDS

The minimum net proceeds of the offering of Shares pursuant to this Prospectus is estimated to be approximately $        .  The Fund will pay all of the offering expenses and any organizational costs.  Offering expenses and organizational costs payable by the Fund are estimated to be $                 per Share.  Separately, the Adviser will pay a fee of $         to the Distributor (as defined herein) in connection with the Distributor’s efforts to sell the Shares on a best efforts basis.  The Fund will invest the net proceeds of the offering in accordance with its investment objective and policies as soon as practicable after the closing of the offering.  The Fund expects to be able to invest such net proceeds within three months after the completion of this offering.  Pending the full investment of the net proceeds, all or a portion of the proceeds may be invested in U.S. Government securities or high grade, short-term money market instruments, which have returns substantially lower than those the Fund anticipates earning once it has fully invested the proceeds in accordance with its investment objective.

INVESTMENT OBJECTIVE, STRATEGIES AND POLICIES

Investment Objective

The investment objective of the Fund is absolute return consisting of capital appreciation and income.  There is no assurance that the Fund will achieve its investment objective.

Unless otherwise specified, the investment objective, policies and limitations of the Fund are not considered to be fundamental by the Fund and can be changed without a vote of the Shareholders.  Certain investment restrictions specifically identified as such in the Fund’s Statement of Additional Information (the “SAI”) are considered fundamental and may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, which includes Shares and preferred shares of beneficial interest of the Fund, if any, voting together as a single class, and the holders of the outstanding preferred shares of beneficial interest of the Fund, if any, voting as a single class.  As defined in the 1940 Act, when used with respect to particular shares of the Fund, a “majority of the outstanding voting securities” means: (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy; or (ii) more than 50% of the shares, whichever is less.

Principal Investment Strategies and Policies

The Adviser (as defined below) attempts to achieve the Fund’s investment objective by allocating the Fund’s assets among the arbitrage and related investment strategies described below.  For the purposes of the Fund’s investment strategies, the Fund generally considers “arbitrage” as the opportunity to profit from market inefficiencies or price differences in different markets through the purchase and sale of securities.  The Adviser may, from time to time, adjust the allocations of the Fund’s assets among the Fund’s strategies.  There is no minimum requirement or maximum restriction that is imposed on the Adviser’s allocation of assets to any of the Fund’s investment strategies.  The principal investment strategies that will initially be utilized by the Fund are as follows:

Closed-End Fund Arbitrage Strategy.  The Fund’s assets allocated to the Closed-End Fund Arbitrage Strategy will be managed initially by RiverNorth Capital Management, LLC (“RiverNorth” or the “Adviser”).  This strategy seeks to derive value from the discount and premium spreads associated with closed-end investment companies registered under the 1940 Act.  Unlike mutual funds which can only be bought or sold at its net asset value established at the end of the trading day, closed-end funds can be purchased and sold throughout the trading day.  Closed-end fund shares are traded on an exchange between investors, creating the opportunity to buy at a discount to its net asset value.  When shares of a closed-end fund can be purchased at a discount to net asset value, investors are buying a dollar’s worth of assets for less than a dollar.  The narrowing or elimination of the discount and/or the appreciation of the value of the closed-end fund would typically result in an investment gain to the Fund.  RiverNorth may, for example, attempt to capitalize on the mispricing of closed-end fund shares through statistical analysis if it believes the discount widening is irrational and expects the discount to narrow to longer-term mean valuations; pursue investments in closed-end funds that have announced or are likely to announce certain corporate actions; and focus on closed-end fund tender offers, rights offerings, shareholder distributions, open-endings and liquidations.  In addition to opportunistically investing in closed-end funds under the Closed-End Fund Arbitrage Strategy, RiverNorth will also invest in open-end funds, exchange traded funds (“ETFs”), unit investment trusts and business development companies (“BDCs”) registered under the 1940 Act (together with the closed-end funds in which the Fund may invest, the “Underlying Funds”) to gain exposure to specific asset classes in lieu of investing in closed-end funds when RiverNorth believes closed-end fund discount or premium spreads are not attractive or to manage overall closed-end fund exposure in the Fund.  The Fund may invest in the equity, debt or other securities of such Underlying Funds, including any common and preferred shares of beneficial interest.  The Fund directly, and therefore the holders of Shares (each, a “Shareholder,” and collectively, the “Shareholders”) indirectly, will bear the expenses of the Underlying Funds.  The Underlying Funds in which the Fund may invest include those that are advised, sub-advised, sponsored, administered or distributed by RiverNorth or its affiliates.  See “—Portfolio Composition” and “—Investment Philosophy and Process—Closed-End Fund Arbitrage Strategy.”

The Fund also may invest the assets allocated to the Closed-End Fund Arbitrage Strategy in individual domestic or foreign equity and fixed income securities, including securities issued by issuers located in emerging market countries as well as American Depositary Receipts (“ADRs”), exchange-traded notes (“ETNs”), loans, structured securities, such as structured notes, and cash and cash equivalents.  The Fund’s fixed income securities under the Closed-End Fund Arbitrage Strategy may be of any maturity and credit quality.  See “—Portfolio Composition” below for a discussion of the foregoing investments.

As part of the Closed-End Fund Arbitrage Strategy, RiverNorth intends to engage in various transactions for hedging and investment purposes, including through the use of short sales, inverse ETFs and derivatives, such as options, futures and total return swaps.  The Adviser intends to use such transactions to provide the Fund with exposure in favor of or against proposed or anticipated catalyst events of closed-end funds.  For example, if the Adviser deems that a proposed corporate action of a closed-end fund is unlikely to succeed, it could take a short position in the closed-end fund in anticipation of the widening of the discount level of such closed-end fund’s shares.  See “Investment Policies and Techniques—Derivatives” in the SAI for a discussion of the types of derivatives that may be used by the Fund.

A short sale is a transaction in which the Fund sells a security that it does not own in anticipation of a decline in the market price of the security.  To complete the short sale, the Fund must arrange through a broker to borrow the security in order to deliver it to the buyer.  The Fund is obligated to replace the borrowed security by purchasing it at a market price at or prior to the time it must be returned to the lender.  The price at which the Fund is required to replace the borrowed security may be more or less than the price at which the security was sold by the Fund.  The Fund will incur a loss if the price of the security sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  The Fund will realize a gain if the price of the security declines between those dates.  See “Risks—Investment-Related Risks—Short Sale Risks.”  RiverNorth intends to use the foregoing transactions to lower the Fund’s volatility but they may also be used to seek to enhance the Fund’s return.

RiverNorth also may attempt to enhance the return on the cash portion of the assets allocated to the Closed-End Fund Arbitrage Strategy by investing in total return swap agreements.  A total return swap agreement provides the Fund with a return based on the performance of an underlying asset, in exchange for fee payments to a counterparty based on a specific rate.  The difference in the value of these income streams is recorded daily by the Fund, and is typically settled in cash at least monthly.  If the underlying asset declines in value over the term of the swap, the Fund would be required to pay the dollar value of that decline plus any applicable fees to the counterparty.  The Fund may use its own NAV or any other reference asset that RiverNorth chooses as the underlying asset in a total return swap.  Using the Fund’s own NAV as the underlying asset in the total return swap serves to reduce cash drag (the impact of cash on the Fund’s overall return) by replacing it with the impact of market exposure based upon the Fund’s own investment holdings.  This type of total return swap would provide the Fund with a return based on its NAV.  Like any total return swap, the Fund would be subject to counterparty risk and the risk that its own NAV declines in value.  See “Risks—Investment-Related Risks—Swap Risks.”

The Fund’s derivative transactions, such as options and swaps, may leverage the Fund’s portfolio.  See “Use of Leverage.”  The market value of the Fund’s derivatives will be used for purposes of calculating the Fund’s Managed Assets.  “Managed Assets” means the total assets of the Fund, including assets attributable to leverage, minus liabilities (other than liabilities representing leverage and any preferred stock that may be outstanding).

RiverNorth will tactically allocate the assets invested in Underlying Funds among the various markets represented by the above-identified investments based on its ongoing analysis of such markets.  Depending upon prevailing market conditions, for instance, RiverNorth may focus more on income as compared to capital appreciation, or vice versa.  See “Risks—Investment-Related Risks—Closed-End Fund Arbitrage Strategy Risk” and “Risks—Investment-Related Risks—Investment Company Risk.”

Merger Arbitrage Strategy. The Fund’s assets allocated to the Merger Arbitrage Strategy will be managed initially by Vivaldi Asset Management, LLC (“Vivaldi”).  This strategy seeks to generate returns by transacting in the stock of companies involved in significant corporate events, such as mergers and acquisitions, in order to capitalize on potential arbitrage opportunities.  Vivaldi may, for example, purchase the stock of a company being acquired (the “target company”), while shorting the stock of the company acquiring the target company (the “acquiring company”), in order to participate in any potential return resulting from the spread between the current trading price of the target company following the announcement of the merger and the contractual price to be paid for the target company upon the closing of the merger.  Vivaldi may seek to participate in a wide array of event-driven transactions, but will primarily focus its arbitrage opportunities on mergers or acquisitions.   See “—Investment Philosophy and Process—Merger Arbitrage Strategy.”  Pursuant to the Merger Arbitrage Strategy, Vivaldi will principally invest the assets allocated to the strategy in publicly traded equity securities (including common stock, preferred stock and ADRs) of domestic and foreign companies that are involved in a significant corporate event, such as a merger or acquisition.  Vivaldi may similarly pursue such Merger Arbitrage Strategy through investments in debt securities, convertible securities and options.  See “—Portfolio Composition.”

The simplest form of merger arbitrage activity involves purchasing the shares of an announced acquisition target at a discount to their expected value upon completion of the acquisition.  The size of this discount, known as the arbitrage “spread,” may represent the Fund’s potential profit on such an investment.  The size of this spread is dependent on a large number of factors, including the status of the negotiations between the two companies (for example, spreads typically narrow as the parties advance from an agreement in principle to a definitive agreement), the complexity of the transaction, the number of regulatory approvals required, the likelihood of government intervention on antitrust or other grounds, the type of consideration to be received and the possibility of competing offers for the target company.  The expected gain on an individual arbitrage investment is normally considerably smaller than the possible loss should the transaction be unexpectedly terminated.  The expected timing of each transaction is also important since the length of time that a Fund’s capital must be committed to any given reorganization will affect the rate of return realized by the Fund, and delays can substantially reduce such returns.

Under the Merger Arbitrage Strategy, Vivaldi may invest in equity securities of any market capitalization without limitation as to types of industries and sectors in which it may invest.  Vivaldi will target its investments in event-driven transactions to transactions having a value equal to or greater than $100 million.  Vivaldi anticipates that it will typically invest in the securities of issuers in the United States and Canada, and other investments that are tied economically to the United States and Canada, but may invest in the markets of other countries.

The risks of investing in securities related to a merger or acquisition transaction include the risk that the transaction is renegotiated, the transaction takes longer to complete than originally planned, and the transaction is never completed.  These risks may be realized for a variety of reasons, such as the inability of the acquiring company to finance the transaction, lack of regulatory approval from the applicable state, federal or international regulatory agencies or failure of shareholders of the party companies to approve the transaction.  If a merger is not completed, the Fund could incur a loss.  See “Risks—Merger and Other Arbitrage Transactions Risk” and “Investment Objective, Strategies and Policies—Merger Arbitrage Strategy.”

Convertible/Credit Strategy.  The Fund’s assets allocated to the Convertible/Credit Strategy will be managed initially by Linden Advisors LP (“Linden”).  The Convertible/Credit Strategy seeks to profit from perceived pricing inefficiencies between the convertible security and the underlying common stock, mispricing of an issuer’s convertible or debt securities relative to other securities in an issuer’s capital structure or within an industry or sector and potential opportunities as a result of significant corporate events, such as mergers, acquisitions, reorganizations, covenant violations or balance sheet restructurings, in the pricing of an issuer’s convertible or debt securities and credit instruments relative to other securities in an issuer’s capital structure or within an industry or sector.  See “—Investment Philosophy and Process—Convertible/Credit Strategy” and “Risks—Investment-Related Risks—Convertible/Credit Strategy Risk.”  Convertible securities are generally bonds, preferred securities or other securities that may be converted or exchanged into common stock at a predetermined price or exchange ratio.  Linden utilizes three sub-strategies to take advantage of opportunities in the convertible market place.  The first sub‑strategy is to purchase a company’s convertible security and simultaneously enter into a short position in the company’s common stock.  If the company’s common stock price falls, the Fund would benefit from its short position; it is also possible that the Fund’s investment in the company’s convertible security will decline less than the common stock, due to its value as a fixed-income instrument.  Conversely, if the company’s common stock price rises, the Fund could convert its convertible security position in the company into common stock and sell that common stock at market value, compensating for any losses on its short position.  The Fund would seek to purchase convertible securities at discounts to their expected future values and sell short shares of the underlying common stock in order to mitigate equity market movements.  Positions are typically designed to earn income from coupon or dividend payments and net gains from the purchase and sale of the convertible securities’ positions and the underlying common stocks.  The second sub-strategy focuses on mispriced credit opportunities in the convertible market or other credit markets.  Linden seeks to obtain long/short credit exposure to convertible and other credit issuers due to the undervaluation/overvaluation of the convertible bonds and other credit securities relative to other parts of the issuer capital structure or comparable companies in the same industry or sector.  The third sub-strategy focuses on potential event driven or catalyst driven opportunities (e.g., company buybacks, tender offers, debt-for-equity swaps and restructurings) in the pricing of convertible or debt securities and other credit instruments.  The credit instruments in which Linden may seek to invest pursuant to the Convertible/Credit Strategy include convertible securities, corporate and government debt securities and credit default swaps.  See “—Portfolio Composition.”  Credit default swaps will be used primarily by Linden for hedging purposes.  Linden also may use total return swaps.  See “Risks—Investment-Related Risks—Swap Risks.”  The Fund intends to use total return swaps and credit default swaps as a principal part of its overall investment strategy.

The Fund may invest in securities under the foregoing investment strategies of any maturity or duration.

Portfolio Management

In addition to the above investment strategies, the Fund also may engage in securities lending, which involves lending securities from the Fund’s portfolio to brokers, dealers and financial institutions in an effort to provide additional income to the Fund, and investing the cash collateral it receives from the borrowers of its securities.  The Fund will limit its lending to 33-1/3% of its total assets.  Securities lending involves certain costs and risks.  See “Risks—Securities Lending Risks.”

To the extent any affiliate of the Adviser or the Fund (“Affiliated Broker”) receives any fee, payment, commission or other financial incentive of any type (“Broker Fees”) in connection with the purchase and sale of securities by the Fund, such Broker Fees will be subject to policies and procedures adopted by the Board of Directors pursuant to Section 17(e) and Rule 17e-1 of the 1940 Act.  These policies and procedures include quarterly review by the Board of Directors of any such payments.  Among other things, Section 17(e) and those procedures provide that, when acting as broker for the Fund in connection with the purchase or sale of securities to or by the Fund, an affiliated broker may not receive any compensation exceeding the following limits: (i) if the transaction is effected on a securities exchange, the compensation may not exceed the “usual and customary broker’s commission” (as defined in Rule 17e-1 under the 1940 Act); (ii) in the case of the purchase of securities by the Fund in connection with a secondary distribution, the compensation cannot exceed 2% of the sale price; and (iii) the compensation for transactions otherwise effected cannot exceed 1% of the purchase or sale price.  Rule 17e-1 defines a “usual and customary broker’s commission” as one that is fair compared to the commission received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time.  Notwithstanding the foregoing, no Affiliated Broker will receive any undisclosed fees from the Fund in connection with any transaction involving the Fund and such Affiliated Broker, and to the extent any transactions involving the Fund are effected by an Affiliated Broker, such Affiliated Broker’s Broker Fees for such transactions shall be limited in accordance with Section 17(e)(2) of the 1940 Act and the Fund’s policies and procedures concerning Affiliated Brokers.

Investment Philosophy and Process

The Adviser will allocate the Fund’s assets among three principal strategies: a Closed-End Fund Arbitrage Strategy, a Merger Arbitrage Strategy and a Convertible/Credit Strategy.  The amount allocated to each of the principal strategies may change depending on the Adviser’s assessment of market risk, security valuations, market volatility, and the prospects for earning income and capital appreciation.  The Adviser determines which portion of the Fund’s assets are allocated to each strategy, although there is no set minimum for any strategy.  Therefore, the amount allocated to any individual strategy may be between 0% and 100%.  However, the Adviser anticipates it will, under normal circumstances, allocate some portion of the Fund’s assets to each of the three strategies at any given time.

Closed-End Fund Arbitrage Strategy. RiverNorth considers various quantitative and qualitative factors relating to the domestic and foreign securities markets and economies when making asset allocation and security selection decisions.  While RiverNorth continuously evaluates these factors, material shifts in asset class exposure typically take place over longer periods of time.

Unlike a fund that allocates its assets among mutual funds based on the perceived ability of the advisers to those mutual funds, RiverNorth actively manages the assets under the Closed-End Fund Arbitrage Strategy among the Underlying Funds based on RiverNorth’s research and analysis of the market and the investment merit of the Underlying Funds themselves.  In evaluating the investment merit of Underlying Funds, RiverNorth analyzes the asset class, the portfolio manager(s) and the adviser, past performance, recent portfolio holdings and concentration risks.

In selecting closed-end funds, RiverNorth will opportunistically utilize a combination of short-term and longer-term trading strategies to seek to derive value from the discount and premium spreads associated with closed-end funds.  The Fund benefits if it purchases a closed‑end fund at a discount and the discount narrows.  In addition, the Fund may purchase closed-end funds at a premium if RiverNorth believes the premium will increase.  RiverNorth employs both a quantitative and qualitative approach in its selection of closed-end funds and has developed proprietary screening models and trading algorithms to trade closed-end funds.  RiverNorth employs the following trading strategies, among others:

Statistical Analysis (Mean Reversion)

•	Using proprietary quantitative models, RiverNorth seeks to identify closed-end funds that are trading at compelling absolute and/or relative discounts.

•	RiverNorth will attempt to capitalize on the mispricing of closed-end fund shares if it believes the discount widening is irrational and expects the discount to narrow to longer-term mean valuations.

Corporate Actions

•	RiverNorth will pursue investments in closed-end funds that have announced or are likely to announce certain corporate actions.

•	RiverNorth has developed trading strategies that focus on closed-end fund tender offers, rights offerings, shareholder distributions, open-endings and liquidations.

RiverNorth selects ETFs based on their ability to offer specific sector and style exposure in a cost and tax efficient manner.  RiverNorth purchases ETF shares on the secondary market.

RiverNorth will actively trade securities under the Closed-End Fund Arbitrage Strategy and may liquidate positions in order to change the asset allocation or to generate cash to invest in more attractive opportunities, which may result in a larger portion of any net gains being realized as short‑term capital gains.  In addition, a negative change in the fundamental or qualitative characteristics of the issuer may cause RiverNorth to sell a security.  Finally, RiverNorth may sell a security when its price approaches, meets or exceeds RiverNorth’s target price.  For instance, RiverNorth may sell shares of a closed-end fund when it is no longer selling at a discount.  This may result in a high rate of portfolio turnover.  There are no limits on the Fund’s portfolio turnover, and the Fund may buy and sell securities to take advantage of potential short-term trading opportunities without regard to length of time and when RiverNorth believes investment considerations warrant such action.  See “Risks—Portfolio Turnover Risks.”

Merger Arbitrage Strategy.

Vivaldi has significant experience in assessing the risk and return tradeoff of investing in companies involved in a publicly announced merger, which risk and return characteristics may differ from investments in the stock market in general.  While the risks and returns of traditional stock investing are tied not only to company-specific factors such as profitability and prospects for growth, but also to broader economic factors such as interest rates, inflation, global trade and political risks, Vivaldi believes the risks and returns of merger arbitrage investing are largely isolated from the daily movements of the stock market, and instead primarily depend on the successful or unsuccessful completion of a merger or acquisition. Therefore, merger arbitrage investing creates returns that are largely uncorrelated with, or independent of the returns of the stock market.

After the announcement of a merger, Vivaldi analyzes the investment opportunity of the transaction.  If it believes the merger is attractive and meets the guidelines of the Merger Arbitrage Strategy, Vivaldi will invest in the transaction.  Vivaldi has the ability to invest in a wide array of event-driven transactions, but will primarily invest in mergers or acquisitions that are initiated and announced by well-financed companies that are also strategic acquirers.  Vivaldi believes transactions with these characteristics provide the best risk-adjusted returns.  Vivaldi continuously monitors a pending transaction for all the elements of potential risk, including the risks associated with regulatory-approval, changes in deal terms, financing and shareholder approval.  Vivaldi may actively trade the spread, both long and short, frequently taking positions ahead of milestone filings as well as reversing mispriced spreads.  The spread, or the return that can be earned, on an event-drive transaction may be relatively narrow and offer a modest nominal total return.  However, since a merger transaction generally is completed in three to four months, Vivaldi believes a modest return may translate into higher annualized returns.

Convertible/Credit Strategy.

The convertible arbitrage strategy is focused on catalyst and event driven opportunities within global convertible bond issuers resulting from buybacks, tender offers, debt for equity swaps, balance sheet restructurings and other events.  In addition, the convertible arbitrage strategy focuses on mispriced credit opportunities where Linden obtains long/short credit exposure to convertible issuers.  Linden also invests in classic convertible bond arbitrage, capturing mispriced equity volatilities or creating cheaply-priced synthetic puts.

When considering the relative valuation of convertible or credit securities, Linden uses a proprietary mathematical model to analyze such factors as: (i) the level of equity volatility; (ii) the credit worthiness of the issuer; (iii) interest rates; and (iv) dividends.  Linden then performs an extensive, bottom‑up fundamental review of the individual company, the sector and the industry as a whole.  This fundamental analysis may also include a detailed capital structure analysis as well as a legal analysis of various convertible bonds, corporate bonds and other fixed income issues.

The credit arbitrage strategy invests in both arbitrage and directional trades across the capital structure of corporate bond issuers.  This strategy also pursues opportunistic/catalyst trades resulting from corporate events such as those listed above.  Linden invests in the entire credit spectrum: distressed, high yield and investment grade, and invests in a broad range of U.S. and non-U.S. securities and financial instruments.

Linden will perform both a fundamental and legal analysis on the potential impact of an event catalyst on a particular security’s price.  In addition to traditional arbitrage opportunities, Linden may also make directional trades based on undervaluation/overvaluation of certain securities relative to other parts of the issuer capital structure, or comparable companies in similar sectors or industries.

Portfolio Composition

The Fund’s portfolio will be composed principally of the following investments across the various strategies of the Fund.  Additional information regarding the Fund’s investment policies and restrictions and the Fund’s portfolio investments are contained in the SAI.  See “Risks—Investment-Related Risks” below for the risks associated with the Fund’s potential investments.

American Depositary Receipts.  ADRs are typically issued by a financial institution (a depositary) and evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary.  Generally, ADRs in registered form are dollar-denominated securities designed for use in the U.S. securities markets.  ADRs may be issued as sponsored or unsponsored programs.  In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs.  Unsponsored ADR programs are organized independently and without the cooperation of the issuer of the underlying securities.  As a result, the information available concerning the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if such instruments were sponsored by the issuer.  Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the U.S., including liquidity, currency, political, information and other risks.  Income and gains earned by the Fund in respect of foreign securities may be subject to foreign withholding and other taxes, which will reduce the Fund’s return on such securities.  See “Risks—Investment-Related Risks—Foreign Investing Risks.”

Below Investment Grade Securities.  The Fund may invest in securities of any credit quality, including securities that are rated below investment grade.  Below investment grade securities are rated below “BBB-“ by Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, or Fitch Ratings, Inc., below “Baa3” by Moody’s Investors Service, Inc. or comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Adviser or a Sub-Adviser, as applicable, to be of comparable credit quality at the time of purchase.  Below investment grade securities are commonly referred to as “junk” or “high yield” securities and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal.  See “Risks—Credit and Below Investment Grade Securities Risk.”

Business Development Companies.  Pursuant to the Closed-End Fund Arbitrage Strategy, the Fund may invest in BDCs.  BDCs are a type of closed-end fund regulated under the 1940 Act, whose shares are typically listed for trading on a U.S. securities exchange.  See “—Investment Companies” below.  BDCs typically invest in and lend to small and medium-sized private and certain public companies that may not have access to public equity markets for capital raising.  Oftentimes, the financing a BDC provides includes an equity-like investment such as warrants or conversion rights, creating an opportunity for the BDC to participate in capital appreciation in addition to the interest income earned from its debt investments.  The interest earned by a BDC flows through to investors in the form of a dividend, normally without being taxed at the BDC entity level.  BDCs invest in such diverse industries as healthcare, chemical and manufacturing, technology and service companies.  BDCs are unique in that at least 70% of their investments must be made in private and certain public U.S. businesses, and BDCs are required to make available significant managerial assistance to their portfolio companies.  Unlike corporations, BDCs are not taxed on income distributed to their shareholders; provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the “Code”).  The securities of BDCs, which are required to distribute substantially all of their income on an annual basis to investors in order to not be subject to entity level taxation, often offer a yield advantage over securities of other issuers, such as corporations that are taxed on income at the entity level and are able to retain all or a portion of their income rather than distributing it to investors.  The BDCs in which the Fund will primarily invest will be traded in the secondary market on a U.S. securities exchange.  The Fund also may, in certain circumstances, invest in an initial public offering of BDC shares or invest in certain debt instruments issued by BDCs.  The Fund is not limited with respect to the specific types of BDCs in which it invests.  See “Risks—Investment-Related Risks—BDC Risk.”

Common Stocks.  Common stocks represent residual ownership interest in issuers and include rights or warrants to purchase common stocks.  Holders of common stocks are entitled to the income and increase in the value of the assets and business of the issuers after all debt obligations and obligations to preferred stockholders are satisfied.  Common stocks generally have voting rights.  Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer and the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.  The value of common stocks purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate.  Their value also may decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry.  In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.  See “Risks—Investment-Related Risks—Equity Securities Risks.”

Convertible Securities.  Convertible securities combine the investment characteristics of bonds and common stocks.  Convertible securities typically consist of debt securities or preferred securities that may be converted within a specified period of time (typically for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price.  They also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities.  Convertible securities entitle the holder to receive interest paid or accrued on debt, or dividends paid or accrued on preferred securities, until the security matures or is redeemed, converted or exchanged.  See “Risks—Investment-Related Risks—Convertible Securities Risks.”  For additional discussion of convertible securities and the risks associated with an investment in convertible securities, see “Investment Policies and Techniques—Convertible Securities” in the SAI.

Corporate Debt Securities.  Corporate debt securities are debt obligations issued by U.S. and foreign corporations and other business entities to borrow money from investors.  Corporate debt securities may be either secured or unsecured.  Collateral used for secured debt includes, but is not limited to, real property, machinery, equipment, accounts receivable, stocks, bonds, or notes.  If a bond is unsecured, it is known as a debenture.  Holders of corporate debt securities, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the corporation for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved.  Interest on corporate debt securities may be fixed rate, floating rate, adjustable rate, zero coupon, contingent, deferred, or have payment-in-kind features.  Interest on corporate debt securities is typically paid semi-annually and is fully taxable to the holder of such securities.  Corporate debt securities contain elements of both interest rate risk and credit risk.  The market value of a corporate debt security generally may be expected to rise and fall inversely with interest rates and may also be affected by the credit rating of the corporation, the corporation’s performance, and perceptions of the corporation in the marketplace.  Corporate debt securities usually yield more than government or agency securities due to the presence of credit risk. See “—Debt Securities” below and “Risks—Investment-Related Risks—Debt Securities Risk.”

Credit Default Swaps.  The Fund may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred.  If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation.  Credit default swap transactions are either “physical delivery” settled or “cash” settled.  Physical delivery entails the actual delivery of the reference asset to the seller in exchange for the payment of the full par value of the reference asset.  Cash settled entails a net cash payment from the seller to the buyer based on the difference of the par value of the reference asset and the current value of the reference asset that may have, through default, lost some, most or all of its value.  The Fund may be either the buyer or seller in a credit default swap transaction.  If the Fund is a buyer and no event of default occurs, the Fund will have made a series of periodic payments and recover nothing of monetary value.  However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation either through a cash payment in exchange for the asset or a cash payment in addition to owning the reference assets.  As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no event of default.  If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly.  In addition to general market risks, credit default swaps are subject to liquidity risk, counterparty risk and credit risks, each as further described below.   See “Risks—Investment-Related Risks—Swap Risks.”  Moreover, if the Fund is a buyer, it will lose its investment and recover nothing should no event of default occur.  If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.  When the Fund acts as a seller of a credit default swap agreement it is exposed to the risks of leverage since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

Debt Securities.  Debt securities include obligations typically issued by corporations to borrow money from investors, such as corporate bonds, debentures, notes, commercial paper and other similar types of corporate debt instruments.  These securities may be either secured or unsecured.  Holders of debt securities, as creditors, have a prior legal claim over common and preferred shareholders as to both income and assets of the issuer for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved.  Interest on debt securities is typically paid semi-annually and is fully taxable to the holder of the securities.  The investment return of debt securities reflects interest on the security and changes in the market value of the security.  The market value of a fixed rate debt security generally may be expected to rise and fall inversely with changes in interest rates and also may be affected by the credit rating of the issuer, the issuer’s performance and perceptions of the issuer in the marketplace.  Debt securities issued by corporations usually have a higher yield than government or agency bonds due to the presence of credit risk.  Certain of the debt securities in which the Fund may invest may be rated below investment grade.  See “Risks—Investment-Related Risks—Debt Securities Risk.”

Derivatives.  The Fund may use a variety of derivative instruments for investment purposes or for hedging or risk management purposes.  Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual instruments, interest rates, currencies or currency exchange rates and related indexes.  The use of any particular derivative transaction may depend on market conditions.  See “Risks—Investment-Related Risks—Derivatives Risk.”  See also “—Forward Contracts, ” “—Futures Contracts,” “—Options,” “—Credit Default Swaps” and “—Total Return Swaps,” and “Investment Policies and Techniques—Derivatives” in the SAI for a discussion of the specific derivative instruments in which the Fund may invest.

Distressed and Defaulted Securities.  The Fund may invest in securities of financially distressed issuers, including securities which are or become the subject of bankruptcy proceedings or are otherwise in default as to the repayment of principal and/or payment of interest.  The Fund also may invest in securities whose ratings are in the lower rating categories or which are unrated investments considered by the Adviser or a Sub-Adviser, as applicable, to be of comparable quality.  See “Risks—Investment-Related Risks—Credit and Below Investment Grade Securities Risk.”  Investment in distressed securities is speculative and involves significant risk of loss.  Distressed securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment.  Therefore, to the extent the Fund seeks capital appreciation through investment in distressed securities, the Fund’s ability to achieve current income for its shareholders may be diminished.  The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation).  In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made.  Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale.  As a result of the Fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed securities, the Fund may be restricted from disposing of such securities.  Distressed securities may be illiquid or otherwise become illiquid during the period held by the Fund.  See “Risks—Investment-Related Risks—Distressed and Defaulted Securities Risk.”

Exchange Traded Funds.  ETFs are funds whose shares are traded on securities exchanges and generally seek to approximate the investment performance of their respective benchmarks by investing in a variety of U.S. and foreign equity, debt, commodities, money market securities, futures and other instruments.  The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in-kind for a portfolio of the underlying securities (based on the ETF’s NAV) together with a cash payment generally equal to accumulated dividends as of the date of redemption.  Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit.  The Fund expects that it will purchase shares of ETFs on an exchange at market price rather than from the ETFs in creation units.  See “Risks—Investment-Related Risks—ETF Risk” and “Risks—Investment-Related Risks—Investment Company Risks.”

Exchange-Traded Notes.  ETNs are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines both aspects of bonds and ETFs.  An ETN’s returns are based on the performance of a market index minus fees and expenses.  Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market.  However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer is obligated to pay a return linked to the performance of the market index to which the ETN is linked minus certain fees.  Unlike regular bonds, ETNs do not make periodic interest payments and principal is not protected.  When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN.  The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.  In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.  See “Risks—Investment-Related Risks—Exchange-Traded Note Risks.”

Foreign (Non-U.S.) Securities.  Foreign securities include securities issued or guaranteed by companies organized under the laws of countries other than the United States, including companies domiciled in emerging markets, and securities issued or guaranteed by foreign governments, their agencies or instrumentalities and supra-national governmental entities, such as the World Bank.  Foreign securities may be traded on foreign securities exchanges or in over-the-counter capital markets.  Many foreign companies issue both foreign currency and U.S. dollar-denominated securities.  The Fund may also invest in ADRs and other securities representing underlying securities of foreign issuers.  See “Risks—Investment-Related Risks—Foreign Investing Risks.”

Forward Contracts.  Forward contracts involve the purchase or sale of a specific quantity of a commodity, government security, foreign currency, or other asset at a specified price, with delivery and settlement at a specified future date.  Forward contracts, unlike futures contracts, are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis.  The Fund will be exposed to credit risks with regard to counterparties with which it trades as well as risks relating to settlement default.  Such risks could result in substantial losses to the Fund.  See “Risks—Forward Contracts Risk.”

Futures Contracts.  A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month or to deliver the final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract.  The price at which the contract trades (the “contract price”) is determined by relative buying and selling interest on a regulated exchange.  The Fund’s use of futures contracts will in all cases be consistent with applicable regulatory requirements, including the rules and regulations of the Commodity Futures Trading Commission.

Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained.  Margin is the amount of funds equal to a specified percentage of the current market value of the contract that must be deposited by the Fund with its custodian in the name of the futures commission merchant in order to initiate futures trading and to maintain the Fund’s open positions in futures contracts.  A margin deposit is intended to ensure the Fund’s performance of the futures contract.  The margin required for a particular futures contract is set by the exchange on which the futures contract is traded and may be significantly modified from time to time by the exchange during the term of the futures contract.  See “Risks—Futures Contracts Risk.”

Government Debt Securities.  Government debt securities include debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions; debt securities issued by government owned, controlled or sponsored entities; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by the above-noted issuers; or debt securities issued by supranational entities such as the World Bank or the European Union.  These securities may be U.S. dollar-denominated or non-U.S. dollar denominated.

The obligations issued or guaranteed by the U.S. government in which the Fund may invest include direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities.  Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities, and dates of issuance.  Not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury.  Included among the obligations issued by agencies and instrumentalities and government sponsored enterprises of the United States are instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association (“GNMA”), instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks (“FHLBs”)), and instruments that are supported only by the credit of the instrumentality (such as Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”) bonds).  Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to the Common Shares and do not guarantee the market price of the securities.  See “Risks—Investment-Related Risks—U.S. Government Debt Securities Risk.”

Emerging market government debt securities generally are rated in the lower rating categories by recognized credit rating agencies or are unrated and considered to be of comparable quality to lower rated debt securities.  A non-U.S. issuer of debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default.  These risks are more pronounced in investments in issuers in emerging markets or if the Fund invests significantly in one country.  See “Risks—Non-U.S. Government Debt Securities Risk.”

Illiquid and Restricted Securities.  The Fund may invest, without limit, in securities that, at the time of investment, are illiquid (determined using the SEC’s standard applicable to registered investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities).  The Fund also may invest, without limit, in securities that have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), and continue to be subject to restrictions on resale, securities held by control persons of the issuer and securities that are subject to contractual restrictions on their resale (collectively, “restricted securities”).  See “Risks—Investment-Related Risks—Illiquid and Restricted Securities Risks” below and “Investment Policies and Techniques—Illiquid Securities and Restricted Securities” in the SAI.

Investment Companies.  The Fund may invest in other investment companies, including open-end or closed-end investment companies, ETFs and BDCs.  See “—Business Development Companies” above.  As a shareholder in an investment company, the Fund will bear its ratable share of that company’s expenses, and be subject to payment of that company’s management fees with respect to assets so invested.  Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies.  In addition, the Fund will incur brokerage costs when purchasing and selling shares of other investment companies.  Other investment companies may be leveraged, and the NAV and market value of their securities will therefore be more volatile, and the yield to shareholders will tend to fluctuate more, than that of unleveraged investment companies.  See  “Risks—Investment-Related Risks—Closed-End Fund Arbitrage Strategy Risk” and “Risks—Investment-Related Risks—Investment Company Risks” below and “Investment Policies and Techniques—Investment Company Securities” in the SAI.

Loans.  The loans in which the Fund may invest will, in most instances, hold the most senior position in the capital structure of the borrower, though the Fund will not be subject to any limit on purchasing loans that have a less senior position in the capital structure if a Sub-Adviser determines that such loans are consistent with its investment strategy.  While the loans purchased by the Fund may be secured by a first-priority security interest in most tangible and intangible assets of the issuer, they are not required to be and the Fund will not be subject to any limit on purchasing loans with lower-priority security interests or loans whose security interests exclude material assets of the issuer.

The loans in which the Fund will invest typically will be term loans, though the Fund may also invest in other types of loans, including those that are attached to a term loan tranche or otherwise required to be purchased along with the purchase of a term loan tranche.  The loans purchased by the Fund may be negotiated and structured by a syndicate of lenders consisting of commercial banks, investment banks, thrift institutions, insurance companies, finance companies or other financial institutions, one or more of which will administer the loan on behalf of all the lenders.  The Fund may purchase assignments of these loans, in which case it will typically become a lender for purposes of the relevant loan agreement with direct contractual rights against the borrower, including the right to receive payments of principal and interest.  However, the Fund may also purchase participation interests, in which case it will not have any direct relationship with the borrower and will instead rely on the lender or participant that sold the participation interest for enforcement of rights against the borrower and to receive and process payments of interest, principal and other amounts due to the Fund.  The Fund may invest in loans originated through non-traditional banks or lending institutions, such as loans originated through online platforms that provide a marketplace for lending.  See “Risks—Loan Risks.”

Options.  The Fund may purchase and write (sell) call and put options on any securities, securities indices and currencies.  These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over‑the‑counter market.  The Fund may write put and call options and purchase put and call options as a substitute for the purchase or sale of securities or to protect against declines in the value of the portfolio securities and against increases in the cost of securities to be acquired.  A call option on securities written by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date.  A put option on securities written by the Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date.  The Fund may write (sell) call and put options to generate additional income for the Fund.  However, writing call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities in its portfolio, and writing put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities to be acquired for its portfolio.

The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period.  The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.  The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period.  The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option.  Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund’s portfolio securities.  See “Risks—Options Risk.”

Preferred Stock.  Preferred stock represents an equity ownership interest in the issuer, but generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from liquidation of the company.  Some preferred stock also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock.  Some preferred stock offer a fixed rate of return with no maturity date.  Because such preferred stock never matures, it acts like long-term bonds, can be more volatile than other types of preferred stock and may have heightened sensitivity to changes in interest rates.  Other preferred stock have a variable dividend, generally determined on a quarterly or other periodic basis, either according to a formula based upon a specified premium or discount to the yield on particular U.S. Treasury securities or based on an auction process, involving bids submitted by holders and prospective purchasers of such stocks.  Because preferred stock represents an equity ownership interest in a company, its value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in the company’s financial condition or prospects or to fluctuations in the equity markets. Holders of preferred stock generally have no voting rights or their voting rights are limited to certain extraordinary transactions or events.  See “Risks—Investment-Related Risks—Preferred Stock Risk” below and “Investment Policies and Techniques—Preferred Securities” in the SAI.

Total Return Swaps.  Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets.  Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market.  Total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its Managed Assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder.  Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty.  Generally, the Trust will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with the Fund receiving or paying, as the case may be, only the net amount of the two payments).  The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate NAV at least equal to the accrued excess will be segregated by the Fund or earmarked on its books and records.  If the total return swap transaction is entered into on other than a net basis, the full amount of the Fund’s obligations will be accrued on a daily basis, and the full amount of the Fund’s obligations will be segregated or earmarked by the Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the total return swap agreement.  See “Risks—Investment-Related Risks—Swap Risks.”

USE OF LEVERAGE

The Fund currently intends to use leverage for investment and other purposes, such as for providing the Fund with liquidity, in a manner consistent with the requirements of the 1940 Act and the Fund’s investment objective and policies.  Under the 1940 Act, the Fund may utilize leverage through the issuance of preferred stock in an amount up to 50% of its total assets and/or through borrowings and/or the issuance of notes or debt securities (collectively, “Borrowings”) in an aggregate amount of up to 33-1/3% of its total assets.  This is known as structural leverage.  The Fund is also permitted to employ leverage through the use of portfolio techniques that have the economic effect of leverage, including through the use of short sales, securities lending and certain derivative transactions.  This is known as portfolio leverage.  See “Investment Policies and Techniques—Derivatives” in the SAI.  The transactions through which the Fund will achieve portfolio leverage will not be considered Borrowings for purposes of the 1940 Act so long as the Fund has covered its commitments with respect to such transactions by segregating liquid assets, entering into offsetting transactions or owning positions covering its obligations.  Segregation of assets or covering portfolio positions with offsetting portfolio securities may limit the Fund’s ability to otherwise invest those assets or dispose of those securities.  “Effective leverage” is the combination of the amount of structural leverage plus the amount of portfolio leverage.  The Fund anticipates that its effective leverage will vary within each investment strategy and will fluctuate, based upon changes in market conditions and variations in the value of the portfolio’s holdings.  See “Summary of Fund Expenses” for the estimated costs associated with the Fund’s anticipated use of leverage.

The Fund initially anticipates utilizing structural leverage through bank Borrowings or similar term loans, subject to the limitations of the 1940 Act.  The Fund currently does not intend to issue preferred stock within 12 months following the completion of the offering contemplated by this Prospectus.  Preferred stock, if issued, may pay fixed or floating rate dividends based on short-term rates.  Borrowings may be at a fixed or floating rate and generally will be based upon short-term rates.  The Borrowings in which the Fund may incur may be secured by mortgaging, pledging or otherwise subjecting as security the assets of the Fund.  So long as the rate of return, net of applicable Fund expenses, on the Fund’s portfolio investments purchased with Borrowings exceeds the then-current interest rate and other costs on such Borrowings, the Fund will generate more return or income than will be needed to pay such interest payments and other costs.  In this event, the excess will be available to pay higher dividends to Shareholders.  If the net rate of return on the Fund’s investments purchased with Borrowings does not exceed the costs of such Borrowings, the return to Shareholders will be less than if leverage had not been used.  In the latter case, the Adviser, in its best judgment, nevertheless may determine to maintain the Fund’s leveraged position if it expects that the benefits to the Shareholders of maintaining the leveraged position will outweigh the current reduced return.  Under normal market conditions, the Fund anticipates that it will be able to invest the proceeds from leverage at a higher rate of return than the costs of leverage, which would enhance returns to Shareholders.  In addition, the cost associated with any issuance and use of leverage will be borne by the Shareholders and result in a reduction of the NAV of the Shares.  Such costs may include legal fees, audit fees, structuring fees, commitment fees and a usage (borrowing) fee.

Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements.  Generally, covenants to which the Fund may be subject include affirmative covenants, negative covenants, financial covenants, and investment covenants.  An example of an affirmative covenant would be one that requires the Fund to send its annual audited financial report to the lender.  An example of a negative covenant would be one that prohibits the Fund from making any amendments to its fundamental policies.  An example of a financial covenant is one that would require the Fund to maintain a 3:1 asset coverage ratio.  An example of an investment covenant is one that would require the Fund to limit its investment in a particular asset class.

The terms of the Fund’s Borrowings may also contain provisions which limit certain activities of the Fund, including the payment of dividends to Shareholders in certain circumstances, and the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of Borrowing over the stated interest rate.  In addition, certain types of Borrowings may involve the rehypothecation of the Fund’s securities.  Furthermore, the Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities or preferred stock issued by the Fund.  These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act, as described below.  It is not anticipated that these covenants or guidelines will impede the Adviser or the Sub-Advisers (as defined below) from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.  Any Borrowing will likely be ranked senior or equal to all other existing and future Borrowings of the Fund.  The leverage utilized by the Fund would have complete priority upon distribution of assets over the Shares.

Under the requirements of the 1940 Act, the Fund, immediately after any Borrowing, must have an “asset coverage” of at least 300% (33-1/3% of total assets).  With respect to such Borrowing, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund.  Certain of the Fund’s investments or investment practices, including short sales of securities and certain derivatives, may be deemed to constitute indebtedness subject to the foregoing asset coverage requirement.  These instruments, however, may not be subject to such asset coverage requirement if the Fund “covers” its positions as described above.  Also under the 1940 Act, the Fund is not permitted to issue preferred stock unless immediately after such issuance the value of the Fund’s total assets is at least 200% of the liquidation value of the outstanding preferred stock (i.e., the liquidation value may not exceed 50% of the Fund’s total assets).  In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Shares unless, at the time of such declaration, the value of the Fund’s total assets is at least 200% of such liquidation value.  If preferred stock is issued, the Fund intends, to the extent possible, to purchase or redeem its preferred stock from time to time to the extent necessary in order to maintain coverage of any preferred stock of at least 200%.  In addition, as a condition to obtaining ratings on the preferred stock, the terms of any preferred stock issued are expected to include asset coverage maintenance provisions which will require the redemption of the preferred stock in the event of non-compliance by the Fund and also may prohibit dividends and other distributions on the Shares in such circumstances.  In order to meet redemption requirements, the Fund may have to liquidate portfolio securities.  Such liquidations and redemptions would cause the Fund to incur related transaction costs and could result in capital losses to the Fund.  Prohibitions on dividends and other distributions on the Shares could impair the Fund’s ability to qualify as a regulated investment company under the Code.

The rights of lenders to the Fund to receive interest on and repayment of principal of any Borrowings will likely be senior to those of the Shareholders.  Further, the 1940 Act grants, in certain circumstances, to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal.  In the event that such provisions would impair the Fund’s status as a regulated investment company under the Code, the Fund, subject to its ability to liquidate its portfolio, intends to repay the Borrowings.  If the Fund has preferred stock outstanding, two of the Fund’s directors will be elected by the holders of preferred stock as a class.  The remaining directors of the Fund will be elected by holders of Shares and preferred stock voting together as a single class.  In the event the Fund failed to pay dividends on preferred stock for two years, the holders of the preferred stock would be entitled to elect a majority of the directors of the Fund.  If preferred stock is issued, it may pay dividends based on short-term interest rates.  The adjustment period for preferred stock dividends could be as short as one day or as long as a year or more.

The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

The use of leverage is a speculative technique and investors should note that there are special risks and costs associated with the leveraging of the Shares.  There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.  When leverage is employed, the NAV and the yield to Shareholders will be more volatile.  Leverage creates a greater risk of loss, as well as potential for more gain, for the Shares that if leverage is not used.  In addition, the Adviser and Sub-Advisers are paid more if the Fund uses leverage, which creates a conflict of interest for the Adviser and the Sub-Advisers.  The Underlying Funds in which the Fund may invest may employ leverage and therefore subject the Fund to additional risk.  See “Risks—Leverage Risks.”

Effects of Leverage

Assuming that the Borrowings of the Fund will represent approximately 16% of the Fund’s Managed Assets and pay interest at an annual combined average rate of 1.185%, the return generated by the Fund’s portfolio (net of estimated expenses) must exceed       % in order to cover the dividend and interest payments specifically related to the Fund’s leverage.  Of course, these numbers are merely estimates used for illustration.  Actual dividends and interest rates on the leverage utilized by the Fund will vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished in response to requirements of the SEC.  It is designed to illustrate the effect of leverage on Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%.  These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund.  See “Risks.”

The table further reflects the use of leverage through Borrowings representing 16% of the Fund’s Managed Assets, net of expenses, and the Fund’s currently projected annual dividend or interest on its leverage of 16%.

Assumed Portfolio Total Return (Net of Expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Share Total Return	-12.56%	-6.56%	-0.56%	5.44%	11.44%

Share total return is composed of two elements: the dividends on Shares paid by the Fund (the amount of which is largely determined by the Fund’s net investment income after paying dividends or interest on its leverage) and gains or losses on the value of the securities the Fund owns.  As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation.  For example, to assume a total return of 0%, the Fund must assume that the interest it receives on its investments is entirely offset by losses in the value of those investments.

RISKS

Risk is inherent in all investing.  Therefore, before investing in the Shares, investors should consider the following risk factors and special considerations associated with investing in the Shares.

Structural Risks:

The risks listed below are in alphabetical order and generally are associated with the structure of the Fund, as opposed to any specific investments of the Fund (which are listed below under “—Investment-Related Risks”).

Anti-Takeover Provisions

Maryland law and the Fund’s Charter and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status.  These provisions could deprive holders of Shares (the “Shareholders”) of opportunities to sell their Shares.  However, the Fund, in its Charter, has exempted all of its shares from the application of the Maryland Control Share Acquisition Act (the “MCSAA”), which provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter.  In the absence of a judgment of a federal court of competent jurisdiction or the issuance of a rule or regulation of the SEC or a published interpretation by the SEC or its staff that the provisions of the MCSAA are not inconsistent with the provisions of the 1940 Act, or a change to the provisions of the 1940 Act having the same effect, the Fund does not intend to amend its Charter to remove the exemption or to make an election to be subject to the MCSAA.  See “Certain Provisions of the Fund’s Charter and Bylaws and of Maryland Law.”

Asset Allocation Risks

To the extent that the Fund’s asset allocation strategy may fail to produce the intended result, the Fund’s return may suffer.  Additionally, the active asset allocation style of the Fund leads to changing allocations over time and represents a risk to investors who target fixed asset allocations.

Controlling Shareholder Risk

The Shares will be held by a Shareholder, such as the Principal, or a group of Shareholders that may own a significant percentage of the Fund for an indefinite period of time.  As long as the Principal holds a substantial amount of the Fund’s Shares, it may be able to exercise a controlling influence in matters submitted to a vote of Shareholders, including, but not limited to, the election of the Fund’s directors, approval or renewal of advisory or sub-advisory contracts, and any vote relating to a reorganization or merger of the Fund.  As a majority Shareholder, the Principal also would have the ability to call special meetings of the Fund pursuant to the Fund’s Charter and/or By-laws.  The ability to exercise a controlling influence over the Fund may result in conflicts of interest because, among other things, the Principal is an investor of Vivaldi, a Sub-Adviser of the Fund.

Cyber Risk

With the increased use of the Internet and because information technology (“IT”) systems and digital data underlie most of the Fund’s operations, the Fund and the Adviser, transfer agent, Distributor and other service providers and the vendors of each (collectively “Service Providers”) are exposed to the risk that their operations and data may be compromised as a result of internal and external cyber-failures, breaches or attacks (“Cyber Risk”).  This could occur as a result of malicious or criminal cyber-attacks.  Cyber-attacks include actions taken to: (i) steal or corrupt data maintained online or digitally, (ii) gain unauthorized access to or release confidential information, (iii) shut down the Fund or Service Provider web site through denial-of-service attacks, or (iv) otherwise disrupt normal business operations.  However, events arising from human error, faulty or inadequately implemented policies and procedures or other systems failures unrelated to any external cyber-threat may have effects similar to those caused by deliberate cyber-attacks.

Successful cyber-attacks or other cyber-failures or events affecting the Fund or its Service Providers may adversely impact the Fund or its shareholders or cause an investment in the Fund to lose value.  For instance, such attacks, failures or other events may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, or cause reputational damage.  Such attacks, failures or other events could also subject the Fund or its Service Providers to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs.  Insurance protection and contractual indemnification provisions may be insufficient to cover these losses.  The Fund or its Service Providers may also incur significant costs to manage and control Cyber Risk.  While the Fund and its Service Providers have established IT and data security programs and have in place business continuity plans and other systems designed to prevent losses and mitigate Cyber Risk, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber-attacks may be highly sophisticated.

Cyber Risk is also present for issuers of securities or other instruments in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such issuers to lose value.

Distribution Policy Risks

The Fund currently seeks to make distributions to Shareholders on a monthly basis.  Such distributions are not tied to the Fund’s investment income and capital gains and do not represent yield or investment return on the Fund’s portfolio.  To the extent that the amount distributed in cash exceeds the total net investment income of the Fund, the assets of the Fund will decline.  A decline in Fund assets may result in an increase in the Fund’s expense ratio.  In addition, the maintenance of the Fund’s distribution policy may cause the Fund’s assets to be less fully invested than would otherwise be the case, which could reduce the Fund’s total investment return.  Furthermore, the Fund may need to raise additional capital in order to maintain the distribution policy.

A portion or all of any distribution of the Fund may consist of a return of capital.  A return of capital represents the return of a Shareholder’s original investment in the Shares, and should not be confused with a dividend from profits and earnings.  Such distributions are generally not treated as taxable income for the investor.  Instead, Shareholders will experience a reduction in the basis of their Shares, which may increase the taxable capital gain, or reduce capital loss, realized upon the sale of such Shares.  Upon a sale of their Shares, Shareholders generally will recognize capital gain or loss measured by the difference between the sale proceeds received by the Shareholder and the Shareholder’s federal income tax basis in the Shares sold, as adjusted to reflect return of capital.  It is possible that a return of capital could cause a Shareholder to pay a tax on capital gains with respect to Shares that are sold for an amount less than the price originally paid for them.  Shareholders are advised to consult with their own tax advisers with respect to the tax consequences of their investment in the Fund.

Leverage Risks

The leverage issued by the Fund will have seniority over the Shares and may be secured by the assets of the Fund.  The use of leverage by the Fund can magnify the effect of any losses.  If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the Shares’ return will be greater than if leverage had not been used.  Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the return to the Shares will be less than if leverage had not been used.  Leverage involves risks and special considerations for Shareholders including:

•	the likelihood of greater volatility of NAV (and market price) of the Shares than a comparable portfolio without leverage;

•
the risk that fluctuations in interest rates on leverage, including Borrowings, or in the dividend rates on any preferred stock that the Fund may pay will reduce the return to Shareholders or will result in fluctuations in the dividends paid on the Shares;

•
the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Shares than if the Fund were not leveraged (which may result in a greater decline in the market price of the Shares); and

•
the investment advisory fee payable to the Adviser (which is borne in its entirety by the Shareholders) and the sub-advisory fee payable by the Adviser to a Sub-Adviser will be higher than if the Fund did not use leverage because the definition of “Managed Assets” includes the proceeds of leverage.

There is no assurance that a leveraging strategy will be successful.  The Fund may continue to use leverage if the benefits to the Shareholders of maintaining the leveraged position are believed by the Board of Directors to outweigh any current reduced return.

The funds borrowed pursuant to a leverage borrowing program (such as a credit line), or obtained through the issuance of preferred stock, constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation.  The rights of lenders to receive payments of interest on and repayments of principal on any Borrowings made by the Fund under a leverage borrowing program are senior to the rights of Shareholders and the holders of preferred stock with respect to the payment of dividends or upon liquidation.  The Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to its Shares or preferred stock, or to purchase Shares or preferred stock, unless at the time thereof the Fund meets certain asset coverage requirements and no event of default exists under any leverage program.  In addition, the Fund may not be permitted to pay dividends on Shares unless all dividends on its preferred stock and/or accrued interest on Borrowings have been paid, or set aside for payment.  In an event of default under a leverage borrowing program, the lenders have the right to cause a liquidation of collateral (i.e., sell securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well.  Certain types of leverage may result in the Fund being subject to covenants relating to asset coverage and Fund composition requirements.  Generally, covenants to which the Fund may be subject include affirmative covenants, negative covenants, financial covenants, and investment covenants.  See “Use of Leverage.”

The Fund also may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for preferred stock or other leverage securities issued by the Fund.  These guidelines may impose asset coverage or Fund composition requirements that are more stringent than those imposed by the 1940 Act.  While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and NAV associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future or that any reduction, if undertaken, will benefit Shareholders.  Changes in the future direction of interest rates are very difficult to predict accurately.  If the Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the income and/or total returns to Shareholders relative to the circumstance if the Fund had not reduced leverage.  The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and Share price if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

Certain derivative and other transactions in which the Fund may engage involve substantial leverage risk and may expose the Fund to potential losses that exceed the amount originally invested by the Fund.  See “Risks—Derivative Transactions Risk.”

The foregoing risks also generally apply to the Fund’s investments in Underlying Funds to the extent such Underlying Funds use leverage.

Liquidity Risks

The Fund’s investments are subject to liquidity risk, which exists when particular investments of the Fund are difficult to purchase or sell, possibly preventing the Fund from selling such illiquid investments at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Management Risk and Reliance on Key Personnel

The Fund is subject to management risk because it is an actively managed portfolio.  The Adviser and the Sub-Advisers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.  The Adviser’s and the Sub-Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect.  Similarly, the Fund’s investments in Underlying Funds are subject to the judgment of the Underlying Funds’ managers which may prove to be incorrect.  In addition, the implementation of the Fund’s investment strategies depends upon the continued contributions of certain key employees of the Adviser and the Sub-Advisers, some of whom have unique talents and experience and would be difficult to replace.  The loss or interruption of the services of a key member of the portfolio management teams could have a negative impact on the Fund during the transitional period that would be required for a successor to assume the responsibilities of the position.

Market Discount Risk

The Shares may frequently trade at a discount to its NAV.  In addition, certain of the Underlying Funds in which the Fund may invest may frequently trade at a discount from their NAV, as further discussed below.

Multi-Manager Risk

Fund performance is dependent upon the success of the Adviser and the Sub-Advisers in implementing the Fund’s investment strategies in pursuit of its investment objective.  To a significant extent, the Fund’s performance will depend on the success of the Adviser’s methodology in allocating the Fund’s assets to the Sub-Advisers and its oversight of the Sub-Advisers.  The Sub-Advisers may underperform the market generally or other sub-advisers that could have been selected for the Fund.  The Sub-Adviser’s (or the Sub-Advisers’) investment styles may not always be complementary, which could adversely affect the performance of the Fund.  Because each Sub-Adviser makes investment decisions independently, it is possible that one or more Sub-Advisers may, at any time, take positions that may be opposite of positions taken by other Sub-Advisers.  In such cases, the Fund will incur brokerage and other transaction costs without accomplishing any net investment results.  The Sub-Advisers also may be competing with one another for similar positions at the same time, which could have the result of increasing a security’s cost.  The multi-manager approach could increase the Fund’s portfolio turnover rates, which may result in higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, and higher broker commissions and other transaction costs.  The trading costs and tax consequences associated with portfolio turnover may adversely affect the Fund’s performance.

No Operating History

The Fund is a non-diversified, closed-end management investment company with no operating history.

Non-Diversification Risk

The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund.  Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

Not a Complete Investment Program

The Fund is intended for investors seeking absolute return consisting of capital appreciation and income over the long-term and is not intended to be a short-term trading vehicle.  An investment in the Shares should not be considered a complete investment program.  Each investor should take into account the Fund’s investment objective and other characteristics, as well as the investor’s other investments, when considering an investment in the Shares.

Offering Risk

This offering is being made on a best efforts basis, whereby the Distributor and any selected dealers participating in the offering are only required to use their best efforts to sell the Shares and have no firm commitment or obligation to purchase any of the Shares.  The minimum number of Shares required to be purchased in order to complete the offering contemplated by this Prospectus is 1,000,000 Shares, not including any Shares to be purchased by the Principal in the offering.  The Adviser, the Sub-Advisers, the Principal and/or their affiliates, or other parties with a financial interest in the offering, may purchase Shares in the offering.  Such purchases may be made at any time, and will be counted in determining whether the required minimum level of purchases has been met for the closing of the offering.  Investors should therefore not expect that the sale of sufficient Shares to reach the specified minimum, or in excess of that minimum, indicates that such sales have been made to investors who have no financial or other interest in the offering, or who otherwise are exercising independent investment discretion.  The sale of the specified minimum, while necessary to create a viable investment company and meet the listing standards of the Exchange, is not designed as a protection to investors or to indicate that their investment decision is shared by other unaffiliated investors.  There is no assurance that the Fund will raise sufficient proceeds in this offering to allow the Adviser and the Sub-Advisers to each purchase a desired amount of investments to effectively implement its respective investment strategy.  As a result, the Fund may be unable to achieve its investment objective and an investor could lose some or all of the value of his or her investment in the Fund.

Because there may be substantial purchases by the Adviser, the Sub-Advisers, the Principal and/or their affiliates, or other persons who will receive fees or other compensation or gain dependent upon the success of the offering, no individual investor should place any reliance on the sale of the specified minimum as an indication of the merits of this offering.  Each investor must make his or her own investment decision as to the merits of this offering.  Moreover, the purchase of Shares by the Adviser, the Sub-Advisers, the Principal and/or their affiliates could, depending on the size of such ownership, result in such parties being in a position to exercise a significant influence on, or, in the extreme case, control, the outcome of any matter put to a vote of Shareholders.

Potential Conflicts of Interest

The Adviser, the Sub-Advisers and the portfolio managers of the Fund have interests which may conflict with the interests of the Fund.  In particular, the Adviser and the Sub-Advisers manage and/or advise, or may in the future manage and/or advise, other investment funds or accounts with the same or similar investment objective and strategies as the Fund.  As a result, the Adviser, the Sub-Advisers and the Fund’s portfolio managers may devote unequal time and attention to the management of the Fund and those other funds and accounts, and may not be able to formulate as complete a strategy or identify equally attractive investment opportunities as might be the case if they were to devote substantially more attention to the management of the Fund.  The Adviser, the Sub-Advisers and the Fund’s portfolio managers may identify a limited investment opportunity that may be suitable for multiple funds and accounts, and the opportunity may be allocated among these several funds and accounts, which may limit the Fund’s ability to take full advantage of the investment opportunity.  Additionally, transaction orders may be aggregated for multiple accounts for purposes of execution, which may cause the price or brokerage costs to be less favorable to the Fund than if similar transactions were not being executed concurrently for other accounts.  At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and accounts should take differing positions with respect to a particular security.  In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and accounts.  For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the Fund holds, potentially resulting in a decrease in the market value of the security held by the Fund.

The portfolio managers also may engage in cross trades between funds and accounts, may select brokers or dealers to execute securities transactions based in part on brokerage and research services provided to the Adviser or a Sub-Adviser which may not benefit all funds and accounts equally and may receive different amounts of financial or other benefits for managing different funds and accounts.  Finally, the Adviser, the Sub-Advisers and their affiliates may provide more services to some types of funds and accounts than others.

There is no guarantee that the policies and procedures adopted by the Adviser, the Sub-Advisers and the Fund will be able to identify or mitigate the conflicts of interest that arise between the Fund and any other investment funds or accounts that the Adviser and/or the Sub-Advisers may manage or advise from time to time.  See “Investment Adviser” and “Sub-Advisers” in the SAI.

In addition, while the Fund is using leverage, the amount of the fees paid to the Adviser (and by the Adviser to a Sub-Adviser) for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on the Fund’s Managed Assets, which include assets purchased with leverage.  Therefore, the Adviser and the Sub-Advisers have a financial incentive to leverage the Fund, which creates a conflict of interest between the Adviser and the Sub-Advisers on the one hand and the Shareholders of the Fund on the other.

Valuation Risk

Certain of the Fund’s investments may be difficult to value.  Where market quotations are not readily available or deemed unreliable, the Fund will value such securities in accordance with fair value procedures adopted by the Board of Directors.  Valuation of illiquid securities may require more research than for more liquid investments.  In addition, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available.  A security that is fair valued may be valued at a price higher or lower than the value determined by other funds using their own fair valuation procedures.  Prices obtained by the Fund upon the sale of such securities may not equal the value at which the Fund carried the investment on its books, which would adversely affect the NAV of the Fund.

Investment-Related Risks:

The risks listed below are in alphabetical order and generally apply to the direct investments the Fund may make and may further apply to the investments of the Underlying Funds in which the Fund may invest.  Certain risks may only apply to a particular investment strategy of the Fund, or may apply to more than one investment strategy.

Auction Rate Securities Risks

The Fund may invest in auction rate securities (“ARS”) issued by underlying closed-end funds.  ARS are debt securities or shares of preferred stock that are intended to be sold through Dutch auctions at an interest rate that will clear the market at the lowest yield possible, which are designed to ensure that all bidders receive the same yield on a particular issue.  In recent times, most such auctions have failed, thereby rendering the majority of ARS illiquid or with a much lower yield than anticipated at the time of purchase.  If an auction process fails, existing holders of ARS would have to continue to hold their ARS until there were a sufficient number of bids to purchase the ARS at the next auction to calculate the interest rate reset.  Numerous auctions have failed, however, due to insufficient demand for securities and have continued to fail for an extended period of time.  The Fund may be unable to dispose of its ARS investments at a time it wishes to do so.  See “—Illiquid and Restricted Securities Risk.”  In addition, ARS are difficult to value, and are generally valued at their “fair value.”

BDC Risk

Investments in closed-end funds that elect to be treated as BDCs may be subject to a high degree of risk. BDCs typically invest in and lend to small and medium-sized private and certain public companies that may not have access to public equity markets or capital raising.  As a result, a BDC’s portfolio typically will include a substantial amount of securities purchased in private placements, and its portfolio may carry risks similar to those of a private equity or private debt fund.  Securities that are not publicly registered may be difficult to value and may be difficult to sell at a price representative of their intrinsic value.  Small and medium-sized companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on the value of their stock than is the case with a larger company.  Some BDCs invest substantially, or even exclusively, in one sector or industry group and therefore carry risk of that particular sector or industry group.  To the extent a BDC focuses its investments in a specific sector, the BDC will be susceptible to adverse conditions and economic or regulatory occurrences affecting the specific sector or industry group, which tends to increase volatility and result in higher risk.  Investments in BDCs are subject to various other risks, including management’s ability to meet the BDC’s investment objective and to manage the BDC’s portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change.  BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the secondary market at a discount to their NAV.

BDCs in which the Fund typically invests may employ the use of leverage in their portfolios through borrowings or the issuance of preferred stock.  While leverage often serves to increase the yield of a BDC, this leverage also subjects the BDC to increased risks, including the likelihood of increased volatility and the possibility that the BDC’s common share income may fall if the interest rate on any borrowings rises.  During the last recession, U.S. and global capital markets experienced a period of disruption caused by the freezing of available credit, a lack of liquidity in the debt capital markets, significant losses in the principal value of investments and the failure of major financial institutions.  These events had material and adverse consequences on the availability of debt and equity capital relied on by certain BDCs, and the companies in which they invest, to grow or otherwise increased the costs of such capital and/or resulted in less favorable terms and conditions, thereby decreasing the investment income or otherwise damaging the business of such BDCs.  While current conditions have improved, a return of severe disruption and instability in the financial markets or deterioration in credit and financing conditions could have a material adverse effect on the profitability, financial condition and operations of the BDCs in which the Fund invests.  The Fund may be limited by provisions of the 1940 Act that generally limit the amount the Fund can invest in any one closed-end fund, including any one BDC, to 3% of the closed-end fund’s total outstanding stock.  As a result, the Fund may hold a smaller position in a BDC than if it were not subject to this restriction.  To comply with the provisions of the 1940 Act, on any matter upon which BDC shareholders are solicited to vote, the Adviser or a Sub-Adviser, as applicable, may be required to vote shares of the BDC held by the Fund in the same general proportion as shares held by other shareholders of the BDC.  The Fund will indirectly bear its proportionate share of any management and other operating expenses, and of any performance based or incentive fees, charged by the BDCs in which it invests, in addition to the expenses paid by the Fund.  See also “Risks—Investment-Related Risks—Investment Company Risks.”

Closed-End Fund Arbitrage Strategy Risk

The Fund invests in closed-end funds as a principal part of the Closed-End Fund Arbitrage Strategy.  Shares of closed-end funds listed for trading on a securities exchange frequently trade at a price per share that is less than the NAV per share, the difference representing the “market discount” of such shares.  The market price of such shares may be affected by factors such as NAV, dividend or distribution levels and their stability (which will in turn be affected by levels of dividend and interest payments by the fund’s portfolio holdings, the timing and success of the fund’s investment strategies, regulations affecting the timing and character of fund distributions, fund expenses and other factors), supply of and demand for the shares, trading volume of the shares, general market, interest rate and economic conditions and other factors beyond the control of the closed-end fund.

In addition, a market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined NAV but, rather, are subject to supply and demand in the secondary market.

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value.  There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease.  In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the NAV of the Fund’s Shares.  Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders.  The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and NAV than an investment in shares of investment companies without a leveraged capital structure.  See “—Investment Company Risks.”

Convertible/Credit Strategy Risk

In convertible and credit arbitrage transactions, there is a risk that the perceived mispricing of related securities may not be corrected by movements in market prices.  This risk arises from a variety of factors, including corporate actions (e.g., takeovers and special dividend payments) and lack of trading interest or capacity by other market participants.  See also “—Long/Short Credit Strategy Risks.”

Convertible Securities Risks

The Fund (and the Underlying Funds) may invest in convertible securities.  The convertible securities in which the Fund may invest may include, among others, bonds, debentures, notes, preferred securities or other securities.  See “—Debt Securities Risk” and “—Preferred Stock Risk.”  Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.  The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline.  However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.”  The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock.  As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security.  Thus, it may not decline in price to the same extent as the underlying common stock.  See “—Equity Securities Risks.”  In addition, convertible securities that may not be converted unless certain conditions are met may trade at a slight discount to similar convertible securities that do not require such conditions to be met prior to conversion.

In the event of a liquidation of the issuing company, holders of convertible debt securities which are subordinate in right of payment to the issuer’s other debt obligations would be paid before the company’s common stockholders but after holders of any senior debt obligations of the company.  Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its debt obligations.  Convertible preferred securities are also generally subordinated to debt instruments and non-convertible series of preferred securities in a company’s capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore convertible preferred securities may be subject to greater credit risk than more senior debt and preferred instruments.  Convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on the issuer’s balance sheet.  See “—Credit and Below Investment Grade Securities Risks” below.

Correlation/Hedging Risk

There can be no assurance that the Fund’s or an Underlying Fund’s hedging strategy will be effective.  Any decrease in negative correlation or increase in positive correlation between the positions anticipated by a fund would be offsetting (such as short and long positions in securities or currencies held by the fund) and could result in significant losses for the fund.

Counterparty Risk

The Fund and the Underlying Funds will be subject to credit risk with respect to the counterparties to the derivative transactions entered into directly by a fund or held by special purpose or structured vehicles in which a fund invests, if any.  Changes in the credit quality of the companies that serve as a fund’s counterparties with respect to derivatives or other transactions supported by another party’s credit will affect the value of those instruments.  If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, a fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding.  A fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Credit and Below Investment Grade Securities Risks

Credit risk is the risk that an issuer of a security may be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability or willingness to make such payments.  Credit risk may be heightened for the Fund because it and the Underlying Funds may invest in below investment grade securities, which are commonly referred to as “junk” or “high yield” securities; such securities, while generally offering the potential for higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of dividend or interest deferral, default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal.  In addition, these securities are generally susceptible to decline in market value due to adverse economic and business developments and are often unsecured and subordinated to other creditors of the issuer.  The market values for below investment grade securities tend to be very volatile, and these securities are generally less liquid than investment grade securities.  See “Investment Policies and Techniques—Below Investment Grade Securities” in the SAI for additional discussion of below investment grade securities risks.

Currency Risk

The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. dollar change.  Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses.  Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

Debt Securities Risk

In addition to the risks described elsewhere in this section, debt securities are subject to certain other risks, including:

•
Issuer Risk.  The value of debt securities may decline for a number of reasons which directly relate to the issuer, such as management performance, leverage and reduced demand for the issuer’s goods and services.  Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

•
Interest Rate Risk.  Interest rate risk is the risk that debt securities will decline in value because of changes in market interest rates.  When market interest rates rise, the market value of fixed rate securities generally will fall.  Currently, interest rates are at or near historical lows and, as a result, they are likely to rise over time.  Market value generally falls further for fixed rate securities with longer duration.  During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected prepayments.  This may lock in a below-market yield, increase the security’s duration and further reduce the value of the security.  Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.  Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s NAV.  Since the magnitude of these fluctuations will generally be greater at times when the Fund’s average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.

•
Liquidity Risk.  Certain debt securities may be substantially less liquid than many other securities, such as common stocks traded on an exchange.  Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

•
Prepayment Risk.  During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in the Fund’s income and distributions to Shareholders.  This is known as call or prepayment risk.  Debt securities frequently have call features that allow the issuer to redeem the security prior to its stated maturity.  An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.  If the Fund bought a security at a premium, the premium could be lost in the event of a prepayment.

•
Reinvestment Risk.  Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund portfolio’s current earnings rate.  A decline in income could affect the Shares’ market price or the overall return of the Fund.

Derivatives Risks

The Fund and the Underlying Funds may invest in derivatives, which are financial instruments, including options, futures or swaps, that derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate.  Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of a particular derivative.  Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a large potential impact on the performance of the Fund.  The Fund could experience a loss if derivatives do not perform as anticipated, if they are not correlated with the performance of other investments which they are used to hedge or if the Fund is unable to liquidate a position because of an illiquid secondary market.  When used for speculative purposes, derivatives will produce enhanced investment exposure, which will magnify gains and losses.  Certain of the Fund’s derivative transactions also may provide investment leverage to the Fund’s portfolio.

Distressed and Defaulted Securities Risks

The Fund and the Underlying Funds may invest in distressed securities.  Investments in the securities of financially distressed issuers involve substantial risks.  These securities may present a substantial risk of default or may be in default at the time of investment.  The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.  In any reorganization or liquidation proceeding relating to an investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.  Among the risks inherent in investments in a troubled issuer is that it frequently may be difficult to obtain information as to the true financial condition of such issuer.  The Adviser’s or a Sub-Adviser’s judgments about the credit quality of a financially distressed issuer and the relative value of its securities may prove to be wrong.

Other risks involved with distressed securities include legal difficulties and negotiations with creditors and other claimants that are common when dealing with distressed companies.  With distressed investing, often there is a time lag between when a fund makes an investment and when the fund realizes the value of the investment.  In addition, a fund may incur legal and other monitoring costs in protecting the value of the fund’s claims.

Emerging Market Risks

Investments in securities of issuers located in emerging market countries are considered speculative and are subject to greater levels of non-U.S. securities risk than investments in more developed non-U.S. markets.  Heightened risks of investing in emerging markets securities include: (i) smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; (ii) significant price volatility; (iii) restrictions on foreign investment; (iv) possible repatriation of investment income and capital; (v) increased risk of default (including both government and private issuers); (vi) greater social, economic and political uncertainty and instability (including the risk of war); (vii) more substantial governmental involvement in the economy; (viii) less governmental supervision and regulation of the securities markets and participants in those markets; (ix) unavailability of currency hedging techniques in certain emerging market countries; and (x) the fact that companies in emerging market countries may be newly organized, smaller and less seasoned.  Furthermore, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.  The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Equity Securities Risks

The Fund (and the Underlying Funds) may invest in equity securities.  The value of a particular equity security may decrease.  The prices of stocks change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, management decisions, decreased demand for an issuer’s products or services, increased production costs, general economic conditions, interest rates, currency exchange rates, investor perceptions and market liquidity.  Equity securities tend to be more volatile than bonds and money market instruments.  The value of an Underlying Fund’s shares will go up and down due to movement in the collective returns of the individual securities held by the Underlying Fund.  Common stocks are subordinate to preferred stocks in a company’s capital structure, and if a company is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of those who own common stocks.

ETF Risk

ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of the securities in the index.  ETFs are subject to the risks of investing in the underlying securities.  The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees.  These expenses are in addition to the direct expenses of the Fund’s own operations.  Many ETFs have received exemptive orders issued by the SEC that would permit the Fund to invest in those ETFs beyond the limitations applicable to other investment companies, subject to certain terms and conditions.  Some ETFs are not structured as investment companies and thus are not regulated under the 1940 Act.  Certain ETFs, including leveraged ETFs and inverse ETFs, may have embedded leverage.  Leveraged ETFs seek to multiply the return of the tracked index (e.g., twice the return) by using various forms of derivative transactions.  Inverse ETFs seek to negatively correlate with the performance of a particular index by using various forms of derivative transactions, including by short-selling the underlying index.  An investment in an inverse ETF will decrease in value when the value of the underlying index rises.  By investing in leveraged ETFs or inverse ETFs, the Fund can commit fewer assets to the investment in the securities represented on the index than would otherwise be required.  Leveraged ETFs and inverse ETFs present all of the risks that regular ETFs present.  In addition, leveraged ETFs and inverse ETFs determine their return over a specific, pre-set time period, typically daily, and, as a result, there is no guarantee that the ETF’s actual long term returns will be equal to the daily return that the Fund seeks to achieve.  For example, on a long-term basis (e.g., a period of 6 months or a year), the return of a leveraged ETF may in fact be considerably less than two times the long-term return of the tracked index.  Furthermore, because leveraged ETFs and inverse ETFs achieve their results by using derivative instruments, they are subject to the risks associated with derivative transactions, including the risk that the value of the derivatives may rise or fall more rapidly than other investments, thereby causing the ETF to lose money and, consequently, the value of the Fund’s investment to decrease.  Investing in derivative instruments also involves the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the ETF.  Short sales in particular are subject to the risk that, if the price of the security sold short increases, the inverse ETF may have to cover its short position at a higher price than the short sale price, resulting in a loss to the inverse ETF and, indirectly, to the Fund.  An ETF’s use of these techniques will make the Fund’s investment in the ETF more volatile than if the Fund were to invest directly in the securities underlying the tracked index, or in an ETF that does not use leverage or derivative instruments.  However, by investing in a leveraged ETF or an inverse ETF rather than directly purchasing and/or selling derivative instruments, the Fund will limit its potential loss solely to the amount actually invested in the ETF (that is, the Fund will not lose more than the principal amount invested in the ETF).

When the Fund invests in sector ETFs, there is a risk that securities within the same group of industries will decline in price due to sector-specific market or economic developments.  If the Fund invests more heavily in a particular sector, the value of its Shares may be especially sensitive to factors and economic risks that specifically affect that sector.  As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries.  Additionally, some sectors could be subject to greater government regulation than other sectors.  Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.  The sectors in which the Fund may be more heavily invested, if it all, will vary.  See “Risks—Investment-Related Risks—Investment Company Risks.”

Exchange-Traded Note Risks

The Fund and the Underlying Funds may invest in ETNs, which are notes representing unsecured debt of the issuer, under the Closed-End Fund Arbitrage Strategy and Convertible/Credit Strategy.  ETNs are typically linked to the performance of an index plus a specified rate of interest that could be earned on cash collateral.  The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index.  ETNs typically mature 30 years from the date of issue.  There may be restrictions on a fund’s right to liquidate its investment in an ETN prior to maturity (for example, a fund may only be able to offer its ETN for repurchase by the issuer on a weekly basis), and there may be limited availability of a secondary market.  Because ETNs are synthetic investments, the Fund will have no claim on the underlying reference assets.  The Fund is also subject to credit risk and counterparty risk as a result of its investments in ETNs.

Foreign Investing Risks

The Fund and the Underlying Funds may invest in foreign securities.  Investments in foreign securities may be affected by currency controls and exchange rates; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in economic and social conditions abroad;  political developments; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends.  These risks may be heightened in connection with investments in emerging or developing countries.  The effect of recent, worldwide economic instability on specific foreign markets or issuers may be difficult to predict or evaluate, and some national economies continue to show profound instability, which may in turn affect their international trading partners.  Foreign securities include ADRs.  Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from changes in share prices and payment of dividends.  See also “—Emerging Market Risks.”

Forward Contracts Risk

The Fund or the Underlying Funds may enter into forward contracts that are not traded on exchanges and may not be regulated.  There are no limitations on daily price moves of forward contracts.  Banks and other dealers with which a fund maintains accounts may require that the fund deposit margin with respect to such trading.  A fund’s counterparties are not required to continue making markets in such contracts.  There have been periods during which certain counterparties have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the difference between the price at which the counterparty is prepared to buy and that at which it is prepared to sell).  Arrangements to trade forward contracts may be made with only one or a few counterparties, and liquidity problems therefore might be greater than if such arrangements were made with numerous counterparties.  The imposition of credit controls by governmental authorities might limit such forward trading to less than the amount that an adviser would otherwise recommend, to the possible detriment of the fund.

Futures Contracts Risk

The primary risks associated with the use of futures contracts are (i) the imperfect correlation between the change in market value of the instruments held by the Fund or the Underlying Funds and the price of the futures contract; (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the Adviser’s or a Sub-Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty will default in the performance of its obligations; and (vi) if a fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the fund may have to sell securities at a time when it may be disadvantageous to do so.

Illiquid and Restricted Securities Risks

Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities.  Illiquid and restricted securities may be difficult to dispose of at the price at which the Fund has valued the securities and at the times when the Fund believes it is desirable to do so.  The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund recovers upon the sale of such securities.  Illiquid and restricted securities are also more difficult to value, especially in challenging markets.  The Adviser’s or a Sub-Adviser’s judgment may play a greater role in the valuation process.  The Adviser and the Sub-Advisers will determine, under the supervision and oversight of the Board of Directors, whether restricted securities are liquid or illiquid.  Investment of the Fund’s assets in illiquid and restricted securities may restrict the Fund’s ability to take advantage of market opportunities.  The risks associated with illiquid and restricted securities may be particularly acute in situations in which the Fund’s operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid or restricted securities.  In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered.  A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, therefore enabling the Fund to sell it.  Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities.  In either case, the Fund would bear market risks during that period.

Initial Public Offerings Risks

The Fund (and the Underlying Funds) may purchase securities in initial public offerings (“IPOs”) under the Closed-End Fund Arbitrage Strategy and the Merger Arbitrage Strategy.  Investing in IPOs has added risks because the shares are frequently volatile in price.  As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a fund’s portfolio.

Interest Rate Risk

Interest rate risk is the risk that income securities will decline in value because of changes in market interest rates.  When market interest rates rise, the market value of fixed income securities generally will fall.  These risks may be greater in the current market environment because interest rates are near historically low levels. The prices of longer-term securities fluctuate more than prices of shorter-term securities as interest rates change.  The Fund’s use of leverage will tend to increase interest rate risk.

Investment Company Risks

The Fund will incur higher and additional expenses when it invests in Underlying Funds.  There is also the risk that the Fund may suffer losses due to the investment practices or operations of the Underlying Funds.  To the extent that the Fund invests in one or more Underlying Funds that concentrate in a particular industry, the Fund would be vulnerable to factors affecting that industry and the concentrating Underlying Funds’ performance, and that of the Fund, may be more volatile than Underlying Funds that do not concentrate.  In addition, one Underlying Fund may purchase a security that another Underlying Fund is selling.

The Underlying Funds are not subject to the Fund’s investment policies and restrictions.  The Fund generally receives information regarding the portfolio holdings of Underlying Funds only when that information is made available to the public.  The Fund cannot dictate how the Underlying Funds invest their assets.  The Underlying Funds may invest their assets in securities and other instruments, and may use investment techniques and strategies, that are not described in this Prospectus.  Subject to applicable 1940 Act limitations, the Underlying Funds themselves may purchase securities issued by registered and unregistered funds (e.g., common stock, preferred stock, auction rate preferred stock), and those investments would be subject to the risks associated with Underlying Funds and unregistered funds (including an additional layer of expenses, i.e., the Underlying Fund will indirectly bear fees and expenses charged the funds in which the Underlying Fund invests, in addition to the Underlying Fund’s own fees and expenses).

The ETFs (and other index funds) in which the Fund may invest may not be able to replicate exactly the performance of the indices they track due to transactions costs and other expenses of the ETFs.  The shares of closed-end funds frequently trade at a discount to their NAV.  There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease, and it is possible that the discount may increase.  Underlying Funds may not be able to match or outperform their benchmarks.

The Fund may be restricted by provisions of the 1940 Act that generally limit the amount the Fund and its affiliates can invest in any one Underlying Fund to 3% of the Underlying Fund’s outstanding voting stock.  As a result, the Fund may hold a smaller position in an Underlying Fund than if it were not subject to this restriction.  In addition, to comply with provisions of the 1940 Act, in any matter upon which Underlying Fund stockholders are solicited to vote, the Adviser or a Sub-Adviser, as applicable, may be required to vote Underlying Fund Shares in the same proportion as shares held by other stockholders of the Underlying Fund.  However, pursuant to exemptive orders issued by the SEC to various ETF fund sponsors, the Fund is permitted to invest in such Underlying Funds in excess of the limits set forth in the 1940 Act subject to certain terms and conditions set forth in such exemptive orders.

Large-Cap Company Risk

Larger, more established companies in which the Fund may invest may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Loan Risk

The Fund’s investments in loans may create substantial risk.  Although the Fund expects it will invest in senior and secured loans, the Fund may invest in unsecured or subordinated loans.  In addition, the Fund may invest in secured and unsecured participations in loans, and loans generated from non-traditional lenders.  These loans will generally be rated below investment grade.  In making investments in such loans, which are made by banks or other financial intermediaries to borrowers, a Sub-Adviser will depend primarily upon the creditworthiness of the borrower for payment of principal and interest which will expose the Fund to the credit risk of the underlying borrower.  If the Fund invests in a loan through a participation, the Fund will also be exposed to the credit risk of the financial institution selling the participation to the Fund as well as the credit risk of the underlying borrower.  The market for loans may not be liquid and the Fund may have difficulty selling them.  Loans have similar risks to high yield bonds and are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment grade securities.  Companies issuing loans may be less financially strong, more likely to encounter financial difficulties, and more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.  Unlike senior secured loans which have a priority claim on the borrower’s assets and are secured with the borrower’s assets and/or equity, unsecured or subordinated loans may carry greater risk since they will not have a priority claim and may not be secured by the borrower’s assets.

Long/Short Credit Strategy Risks

The Fund intends to employ a long/short credit strategy as one of the components of the Convertible/Credit Strategy.  There is risk in implementing such a strategy that the profit, if any, from one or more components of the strategy is not sufficient to overcome the losses from the other components of the strategy, resulting in overall losses to the Fund.  See “Risks—Investment-Related Risks—Debt Securities Risk” and Risks—Investment-Related Risks—Loan Risk” for a discussion of the risks associated with the Fund’s long positions in credit securities.  See “Risks—Investment-Related Risks—Short Sale Risks” for a discussion of the risks associated with the Fund’s short positions in credit securities.

Market Risks

Overall stock market risks may also affect the value of the Fund or the Underlying Funds.  The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.  The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.  For example, the financial crisis that began in 2008 caused a significant decline in the value and liquidity of many securities.  Such environments could make identifying investment risks and opportunities especially difficult for the Adviser and the Sub-Advisers.  In response to the crisis, the United States and other governments have taken steps to support financial markets.  The withdrawal of this support or failure of efforts in response to the crisis could negatively affect financial markets generally as well as the value and liquidity of certain securities.  In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation.  The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Merger and Other Arbitrage Transactions Risk

The Fund may invest or take short positions in securities of companies that are the subject of a merger or acquisition under the Merger Arbitrage Strategy.  The risks of investing in securities related to a merger or acquisition transaction include the risk that the transaction is renegotiated, the risk that the transaction takes longer to complete than originally planned, and the risk that the transaction is never completed.  These risks may be realized for a variety of reasons, such as the inability of the acquiring company to finance the transaction, lack of regulatory approval from the applicable state, federal or international regulatory agencies or failure of shareholders of the party companies to approve the transaction.  When Vivaldi determines that it is probable that an acquisition will be consummated, the Fund may seek to purchase securities at prices only slightly below the anticipated value to be paid or exchanged for such securities in the merger, exchange offer or cash tender offer (and substantially above the price at which such securities traded immediately prior to the announcement of the merger, exchange offer or cash tender offer).  Likewise, when Vivaldi believes it is likely that a transaction will not be consummated, the Fund may take short positions in such securities in order to seek to capture the difference attributable to the perceived market overvaluation of the acquisition target.  In the case of an investment in a potential acquisition target, if the proposed merger, exchange offer or cash tender offer appears likely not to be consummated, in fact is not consummated, or is delayed, the market price of the security to be tendered or exchanged will usually decline sharply, resulting in a loss to the Fund.

Mark-to-market losses on merger arbitrage positions can occur intra-month even if a particular deal is not breaking-up and such losses may or may not be recouped upon successful consummation of such deal.  Further, the consummation of mergers, tender offers and exchange offers can be prevented or delayed by a variety of factors, including: (i) regulatory and antitrust restrictions; (ii) political motivations; (iii) industry weakness; (iv) stock specific events; (v) failed financings; and (vi) general market declines.  If the Fund does not hedge against market fluctuations, the Fund may incur losses even if the proposed transaction is consummated.

Merger arbitrage strategies also depend for success on the overall volume of merger activity, which has historically been cyclical in nature.  During periods when merger activity is low, it may be difficult or impossible to identify opportunities for profit or to identify a sufficient number of such opportunities to provide diversification among potential merger transactions.  This may be due to, among other things, a number of merger arbitrage advisers and other investors investing in a limited number of potential deals.  Also, when market interest rates are relatively low, the spreads on merger arbitrage positions may be relatively small (i.e., narrow) as well.

Micro-, Small‑ and Medium-Sized Company Risks

The Fund and the Underlying Funds may invest in securities without regard to market capitalization.  Investments in securities of micro-, small‑ and medium-sized companies under the Closed-End Fund Arbitrage Strategy and the Merger Arbitrage Strategy may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and issuers are typically more subject to changes in earnings and future earnings prospects.  These risks are intensified for investments in micro-cap companies.

Non-U.S. Government Debt Securities Risk

Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due.  In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party.  Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance.  The ability of a foreign sovereign issuer, especially an emerging market country, to make timely and complete payments on its debt obligations will also be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credit facilities and investments, fluctuations of interest rates and the extent of its foreign reserves.  A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports.  To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected.  If a government issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multinational organizations.  There may not be bankruptcy proceedings similar to those in the United States by which defaulted non-U.S. government debt may be collected.  Additional factors that may influence a government issuer’s ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and the issuer’s policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies to which a government debtor may be subject.

The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates.  Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.  Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors.  These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt and increase the costs and expenses of the Fund.

Since 2010, the risks of investing in foreign sovereign debt have increased dramatically as a result of, for example, the ongoing European debt crisis which began in Greece and has begun to spread throughout various other European countries.  These debt crises and the ongoing efforts of governments around the world to address these debt crises have also resulted in increased volatility and uncertainty in the United States and the global economy and securities markets, and it is impossible to predict the effects of these or similar events in the future on the United States and the global economy and securities markets or on the Fund’s investments, though it is possible that these or similar events could have a significant adverse impact on the value and risk profile of the Fund.  Moreover, as the European debt crisis has progressed, the possibility of one or more eurozone countries exiting the European Economic and Monetary Union (the “EMU”), or even the collapse of the Euro as a common currency, has arisen.  The effects of the collapse of the Euro, or of the exit of one or more countries from the EMU, on the United States and the global economy and securities markets are impossible to predict and any such events could have a significant adverse impact on the value and risk profile of the Fund.

Options Risk

Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks.  The Fund may not fully benefit from or may lose money on an option if changes in its value do not correspond as anticipated to changes in the value of the underlying securities.  If the Fund is not able to sell an option held in its portfolio, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities.  Ownership of options involves the payment of premiums, which may adversely affect the Fund’s performance.  To the extent that the Fund invests in over-the-counter options, the Fund may be exposed to counterparty risk.

Portfolio Turnover Risks

The Fund may engage in short-term trading to try to achieve its investment objective and may have portfolio turnover rates in excess of 100% annually.  Underlying Funds also may not be limited in their portfolio trading ability.  Increased portfolio turnover may result in higher brokerage costs which are borne by the Fund, directly or indirectly through the investments in Underlying Funds, which may adversely affect the Fund’s performance, and may produce increased taxable distributions to Shareholders.

Preferred Stock Risk

The Fund may invest in preferred stock.  Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company.  The market value of preferred stock is subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred stock, and changes in interest rates, typically declining in value if interest rates rise.  In addition to the risks described elsewhere in this section such as those described above for common stock and debt securities, including credit risk and interest rate risk, preferred stock is subject to certain other risks, including:

•
Deferral and Omission Risk. Preferred stock may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer.

•
Subordination Risk.  Preferred stock is generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

•
Floating Rate and Fixed-to-Floating Rate Securities Risk.  The market value of floating rate securities is a reflection of discounted expected cash flows based on expectations for future interest rate resets.  The market value of such securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the reset.  This risk may also be present with respect to fixed-to-floating rate securities in which the Fund may invest.  A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating rate and fixed-to-floating rate securities may decline due to lower coupon payments on floating-rate securities.

•
Call and Reinvestment Risk.  During periods of declining interest rates, an issuer may be able to exercise an option to redeem its issue at par earlier than scheduled, which is generally known as call risk.  If this occurs, the Fund may be forced to reinvest in lower yielding securities.

•
Limited Voting Rights Risk.  Generally, traditional preferred stock offers no voting rights with respect to the issuer unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred stockholders may have the ability to elect a director or directors to the issuer’s board.  Generally, once all the arrearages have been paid, the preferred stockholders no longer have voting rights.

•
Special Redemption Rights. In certain varying circumstances, an issuer of preferred stock may redeem the securities prior to their scheduled call or maturity date.  As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

Recent Market Events

There continues to be a high degree of volatility in the financial markets and the economy at large.  Both domestic and international equity and fixed-income markets continue to experience heightened volatility and turmoil.  It is uncertain how long these conditions will continue.

Securities Lending Risks

The Fund and the Underlying Funds may lose money when they loan portfolio securities if the borrowers fail to return the securities and the collateral provided has declined in value and/or the fund cannot convert the collateral to cash for any reason.  These events could also trigger adverse tax consequences for the Fund.

Securities Risks

The value of the Shares or the shares of Underlying Funds may decrease in response to the activities and financial prospects of individual securities in the fund’s portfolio.

Short Sale Risks

The Fund and the Underlying Funds may engage in short sales.  The Fund’s losses on a short sale stems from increases in the value of the security sold short.  Positions in shorted securities are speculative and more risky than long positions (purchases) in securities because the maximum sustainable loss on a security purchased is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security.  Therefore, in theory, securities sold short have unlimited risk.  Short selling may also result in higher transaction costs (such as interest and dividends), and may result in higher taxes, which reduce a fund’s return.

Short selling also involves a form of financial leverage that may exaggerate any losses realized by the Fund. See “—Structural Risks—Leverage Risk.”  Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the fund.  See “—Counterparty Risk.”  Finally, the SEC (or other regulatory agencies) may restrict the Fund’s ability to engage in short selling.  See also “Investment Policies and Techniques—Short Sales” for an additional discussion of the risks associated with the Fund’s short positions.

Structured Notes Risks

The Fund and the Underlying Funds may invest in structured notes.  Structured notes are subject to a number of debt securities risks including general market risk, interest rate risk and the risk that the issuer on the note may fail to make interest and/or principal payments when due, or may default on its obligations entirely.  In addition, because the performance of structured notes tracks the performance of the underlying debt obligation, structured notes generally are subject to more risk than investing in a simple note or bond issued by the same issuer.

Swap Risks

The Fund and the Underlying Funds may enter into swap transactions, including credit default swaps and total return swaps.  The use of swaps may not always be successful and, if the Adviser or a Sub-Adviser, as the case may be, is incorrect in its forecasts of market values, interest rates or currency exchange rates, the investment performance of the Fund may be less favorable than it would have been if these investment techniques were not used.  Using swaps could lower Fund total return, their prices can be highly volatile, and the potential loss from the use of swaps can exceed the Fund’s initial investment in such instruments.  In addition, such transactions are subject to market risk, risk of default by the other party to the transaction and risk of imperfect correlation between the value of derivative instruments and the underlying assets and may involve commissions or other costs.

Total return swaps may effectively add leverage to the Fund’s portfolio because the Fund would be subject to investment exposure on the full notional amount of the swap.  Total return swaps are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder.  Total return swaps could result in losses if the reference index, security, or investments do not perform as anticipated.

When the Fund acts as a seller of a credit default swap agreement with respect to a debt security, it is subject to the risk that an adverse credit event may occur with respect to the debt security and the Fund may be required to pay the buyer the full notional value of the debt security under the swap net of any amounts owed to the Fund by the buyer under the swap (such as the buyer’s obligation to deliver the debt security to the Fund).  As a result, the Fund bears the entire risk of loss due to a decline in value of a referenced debt security on a credit default swap it has sold if there is a credit event with respect to the security.  When the Fund sells a credit default swap, it effectively adds leverage to its portfolio.  If the Fund is a buyer of a credit default swap and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date.  However, if a credit event occurs, the Fund generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased.

Swaps are subject to new federal legislation that is being implemented through rulemaking by the SEC and the Commodity Futures Trading Commission which may adversely impact the swap market generally or the Fund’s ability to use swaps.

U.S. Government Debt Securities Risk

U.S. government debt securities generally do not involve the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. government debt securities are generally lower than the yields available from other securities.  Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate.  Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s net asset value.

Some U.S. government securities, such as U.S. Treasury bills, notes and bonds, and mortgage-related securities guaranteed by GNMA, are supported by the full faith and credit of the United States; others, such as those of the FHLBs or the FHLMC, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of FNMA, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the issuing agency, instrumentality or enterprise.  Although U.S. government-sponsored enterprises, such as the FHLBs, FHLMC, FNMA and the Student Loan Marketing Association, may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury or supported by the full faith and credit of the U.S. government and involve increased credit risks.  Although legislation has been enacted to support certain government sponsored entities, including the FHLBs, FHLMC and FNMA, there is no assurance that the obligations of such entities will be satisfied in full, or that such obligations will not decrease in value or default. It is difficult, if not impossible, to predict the future political, regulatory or economic changes that could impact the government-sponsored entities and the values of their related securities or obligations.  In addition, certain governmental entities, including FNMA and FHLMC, have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued by these entities.

Valuation Risk

Unlike publicly traded common stock which trades on national exchanges, there is no central exchange for loans or certain fixed-income instruments in which the Fund may invest to trade.  Loans and fixed-income instruments generally trade on an “over-the-counter” market which may be anywhere in the world where the buyer and seller can settle on a price.  Due to the lack of centralized information and trading, the valuation of loans or fixed-income instruments may carry more risk than that of common stock.

Warrants Risks

The Fund (and the Underlying Funds) may invest in warrants under the Closed-End Fund Arbitrage Strategy and the Merger Arbitrage Strategy.  Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually.  Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase and they do not represent any rights in the assets of the issuer.  As a result, warrants may be considered to have more speculative characteristics than certain other types of investments.  In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

MANAGEMENT OF THE FUND

Board of Directors

The Board of Directors has the overall responsibility for the management of the Fund.  The Board of Directors generally oversees the actions of the Adviser, the Sub-Advisers and other service providers of the Fund.  The name and business address of the directors and officers of the Fund, and their principal occupations and other affiliations during the past five years, are set forth under “Board Members and Officers” in the SAI.

Investment Adviser and Sub-Advisers

RiverNorth, a registered investment adviser, is the Fund’s investment adviser and will be responsible for determining and implementing the Fund’s overall investment strategy, including determining the amount of the Fund’s Managed Assets to allocate to each sub-adviser of the Fund (each, a “Sub-Adviser” and, collectively, the “Sub-Advisers”), managing the Fund’s business affairs and providing certain other administrative services.  RiverNorth will also manage a portion of the Fund’s assets directly and will be responsible for the day-to-day management of the assets allocated to the Closed-End Fund Arbitrage Strategy.  RiverNorth, founded in 2000, is a majority owned subsidiary of RiverNorth Financial Holdings, LLC and is located at 325 N. LaSalle Street, Suite 645, Chicago, Illinois 60654.  As of July 31, 2015, RiverNorth managed approximately $3.3 billion for four series of a registered open-end management investment company and private investment funds.  Prior to the public offering of the Shares, the Adviser will purchase Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act and serve as the sole shareholder of the Fund.  See “Management of the Fund” in the SAI.

Each Sub-Adviser will be primarily responsible for its investment strategy and the day-to-day management of the Fund’s Managed Assets allocated to it by the Adviser.  Initially, Vivaldi will manage the Merger Arbitrage Strategy.  Vivaldi, a registered investment adviser, was formed in 2013 and, as of July 31, 2015, managed approximately $95.3 million for open-end and closed-end funds.  Vivaldi is located at 1622 Willow Road, Suite 101, Northfield, Illinois 60093.  Initially, Linden will manage the Convertible/Credit Strategy.  Linden, a registered investment adviser, was formed in 2003 and, as of July 31, 2015, managed approximately $1.0 billion for institutional clients and high net worth individuals.  Linden is located at 590 Madison Avenue, 15th Floor, New York, NY 10022.

Closed-End Fund Arbitrage Strategy

Patrick W. Galley, CFA is a co-portfolio manager of the Closed-End Fund Arbitrage Strategy.  Mr. Galley is the Chief Investment Officer for the Adviser.  Mr. Galley heads the firm’s research and investment team and oversees all portfolio management activities at the Adviser.  Mr. Galley also serves as the President and Chairman of RiverNorth Funds.  Prior to joining the Adviser in 2004, he was most recently a Vice President at Bank of America in the Global Investment Bank’s Portfolio Management group, where he specialized in analyzing and structuring corporate transactions for investment management firms in addition to closed-end and open-end funds, hedge funds, funds of funds, structured investment vehicles and insurance/reinsurance companies.  Mr. Galley graduated with honors from Rochester Institute of Technology with a B.S. in Finance.  He has received the Chartered Financial Analyst (CFA) designation, is a member of the CFA Institute and is a member of the CFA Society of Chicago.

Stephen O’Neill, CFA is the other co-portfolio manager of the Closed-End Fund Arbitrage Strategy.  Mr. O’Neill is a Portfolio Manager for the Adviser.  Mr. O’Neill conducts qualitative and quantitative analysis of closed-end funds and their respective asset classes.  Prior to joining the Adviser, he was most recently an Assistant Vice President at Bank of America in the Global Investment Bank’s Portfolio Management group.  At Bank of America, he specialized in the corporate real estate, asset management, and structured finance industries.  Mr. O’Neill graduated magna cum laude from Miami University in Oxford, Ohio with a B.S. in finance and a minor in economics.  Mr. O’Neill has received the Chartered Financial Analyst (CFA) designation, is a member of the CFA Institute and is a member of the CFA Society of Chicago.

Merger Arbitrage Strategy

Jeff O’Brien is a co-portfolio manager of the Merger Arbitrage Strategy.  Mr. O’Brien has been a Portfolio Manager with Vivaldi since December 2014.  Mr. O’Brien is also the Founder and Managing Member of Glenfinnen Capital, LLC (“Glenfinnen”) and serves as portfolio manager for two other merger arbitrage hedge funds.  Prior to founding Glenfinnen in April 2000, Mr. O’Brien served as a portfolio manager and research analyst on the risk arbitrage desk at First Capital Alliance for five years.  Prior to joining First Capital Alliance, Mr. O’Brien served as a credit analyst at NationsBank.  Mr. O’Brien earned a B.S. in Finance from Indiana University.

Daniel Lancz is the other co-portfolio manager of the Merger Arbitrage Strategy.  Mr. Lancz has been a Portfolio Manager with Vivaldi since December 2014.  Prior to joining Vivaldi, Mr. Lancz served as Director of Research for Glenfinnen since 2003, and oversees the investment research for two merger arbitrage hedge funds.  Prior to joining Glenfinnen, Mr. Lancz was the Director of Research of a merger arbitrage hedge fund, Augusta Capital Management.  Mr. Lancz earned a B.S. from Miami University, located in Oxford, Ohio.

Convertible/Credit Strategy

Joe Wong is a co-portfolio manager of the Convertible/Credit Strategy.  Mr. Wong founded Linden in May 2003.  He is formerly the Head of the U.S. Arbitrage Desk at JPMorgan where he developed the desk into an operation with innovative trading strategies and sophisticated risk management systems.  In his capacity as Head of the Desk, Mr. Wong supervised all aspects of trading and related modeling and technology issues.  Prior to founding the Arbitrage Desk in 1998, Mr. Wong worked in JPMorgan’s Equity Derivatives, Fixed Income Derivatives and Corporate Finance departments since joining JPMorgan in 1994.  Mr. Wong graduated from the University of Chicago in 1994, majoring in Economics and Mathematics.  He was also elected an associate member of Sigma Xi Scientific Research Society in 1994.

Eric Wong is a co-portfolio manager of the Convertible/Credit Strategy.  He previously worked as a portfolio manager and trader at Harbert Management, Angelo Gordon, and Trust Company of the West.  Mr. Wong was voted Best of the Buyside by Institutional Investor in 2000 and 2001.  He received his M.B.A. from The Anderson School at UCLA in 1997 and his B.A. in Economics from New York University in 1992.

The Fund’s SAI provides information about the compensation received by the portfolio managers, other accounts that they manage and their ownership of the Fund’s equity securities.

Investment Advisory Agreement

Pursuant to an Investment Advisory Agreement, the Adviser is responsible for managing the Fund’s affairs and the day-to-day management of a portion of the Fund’s assets, subject at all times to the general oversight of the Board of Directors.  The Fund has agreed to pay the Adviser a management fee payable on a monthly basis at the annual rate of 2.50% of the Fund’s average daily Managed Assets for the services it provides.  See “Management of the Fund” in the SAI for a discussion of the investment sub-advisory agreements between RiverNorth and the Sub-Advisers.

In addition to the fees of the Adviser, the Fund pays all other costs and expenses of its operations, including, but not limited to, compensation of its directors (other than those affiliated with the Adviser), custodial expenses, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of any leverage, expenses of preparing, printing and distributing prospectuses, shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

Because the fees received by the Adviser are based on the Managed Assets of the Fund, the Adviser has a financial incentive for the Fund to use leverage, which may create a conflict of interest between the Adviser on the one hand and the Shareholders on the other.  Because leverage costs will be borne by the Fund at a specified rate of return, the Fund’s investment management fees and other expenses, including expenses incurred as a result of any leverage, are paid only by the Shareholders and not by holders of preferred stock or through Borrowings.  See “Use of Leverage.”

A discussion of the basis for the Board of Directors’ approval of the Fund’s Investment Advisory Agreement will be provided in the Fund’s initial shareholder report.  The basis for subsequent continuations of these agreements will be provided in annual or semi-annual reports to Shareholders for the periods during which such continuations occur.

In addition, under a License Agreement, the Adviser has consented to the use by the Fund of the identifying word or name “RiverNorth” in the name of the Fund, and to use of certain associated trademarks.  Such consent is conditioned upon the employment of the Adviser or an affiliate thereof as investment adviser to the Fund.  If at any time the Fund ceases to employ the Adviser or an affiliate as investment adviser of the Fund, the Fund may be required to cease using the word or name “RiverNorth” in the name of the Fund, and cease making use of the associated trademarks, as promptly as practicable.

PLAN OF DISTRIBUTION

The Fund is offering, pursuant to this Prospectus, up to               Shares on a best efforts basis at an offering price of $       per Share.  In connection with this offering, the Fund has entered into a distribution agreement with Ladenburg Thalmann & Co. Inc. (the “Distributor”) to serve as distributor of the Shares (the “Distribution Agreement”).  Under the Distribution Agreement, the Distributor’s responsibilities include, but are not limited to, selling Shares upon the terms set forth in this Prospectus and making arrangements for the collection of purchase monies or the payment of purchase proceeds.  To the extent permitted under applicable law and the Fund’s Charter, the Fund has agreed to indemnify the Distributor against certain liabilities, including liabilities arising under the Securities Act of 1933, as amended.  The Distributor will not act as a market maker with respect to the Shares.

In consideration for its services, the Distributor will be entitled to receive a fee of $150,000 during the offering period for the Shares (the “Distributor Fee”).  The Adviser has agreed to pay such Distributor Fee.  All offering expenses and organizational costs are payable by the Fund, which amount is estimated to be $         ($          per Share).

The principal business address of the Distributor is 570 Lexington Avenue, 11th Floor, New York, NY 10022.

The Shares are being offered on a “best efforts” basis, which means generally that the Distributor is required to use only its best efforts to sell the Shares and it has no firm commitment or obligation to purchase any of the Shares.  This Prospectus also relates to the Shares that the Fund will offer under the dividend reinvestment plan.  See “Dividend Reinvestment Plan.”

The Fund will not complete the offering if it cannot satisfy the minimum standards required for listing the Shares on the NASDAQ Capital Market (the “Exchange”), or if market or economic factors make it, in the judgment of the Fund’s Board of Directors, impractical or unadvisable to complete the offering.  The Fund’s Shares are expected to be listed on the Exchange, subject to notice of issuance, under the symbol “RARB.”  The minimum number of Shares required to be purchased in order to complete the offering contemplated by this Prospectus is 1,000,000 Shares, not including any Shares to be purchased by the Principal in the offering.  The Adviser, the Sub-Advisers, the Principal and/or their affiliates may purchase Shares in the offering and such purchases could have the effect of allowing the Fund to reach the minimum number of subscriptions necessary to complete the offering and to satisfy the minimum standards required to list the Shares on the Exchange.  The Fund plans to sell approximately 3 million Shares to                 , the Principal, in this offering.  See “Risks—Structural Risks—Offering Risk.”  The proceeds from any subscription requests for the purchase of Shares will not be collected until the minimum number of Shares required to complete this offering have been requested for purchase.  Funds received will be invested promptly and no arrangements have been made to place such funds in an escrow, trust or similar account.  Prospective Shareholders will be notified by the Fund at the conclusion of the offering period as to whether the minimum subscription requirement has been met, waived or modified.

Prior to this offering, there has been no public market for the Shares.  The initial public offering price for the Shares was determined by negotiation among the Fund, the Adviser, the Sub-Advisers and the Distributor.  There can be no assurance, however, that the price at which the Shares trade after this offering will not be lower than the price at which they are sold by the Distributor or that an active trading market in the Shares will develop and continue after this offering.

In connection with the requirements for listing the Shares on Ladenburg Thalmann & Co. Inc., the Distributor will seek to sell lots of 100 or more Shares to a minimum of 300 beneficial owners in the United States.  The minimum investment requirement is 100 Shares.

Prior to the public offering of Shares, the Adviser will purchase Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.

The Fund anticipates that the Distributor may from time to time act as broker and dealer in connection with the execution of its portfolio transactions after they have ceased to act as Distributor and, subject to certain restrictions, may act as such broker while they act as the Distributor.

No action has been taken in any jurisdiction (except in the United States) that would permit a public offering of the Shares, or the possession, circulation or distribution of this Prospectus or any other material relating to the Fund or the Shares in any jurisdiction where action for that purpose is required.  Accordingly, the Shares may not be offered or sold, directly or indirectly, and neither this Prospectus nor any other offering material or advertisements in connection with the Shares may be distributed or published, in or from any country or jurisdiction except in compliance with the applicable rules and regulations of any such country or jurisdiction.

The Distributor is required to deliver a copy of the Prospectus to each potential investor.  The Distributor may make this Prospectus, the subscription agreement, certain offering documents, administrative and transfer forms, as well as certain marketing materials, available electronically to the potential investors as an alternative to paper copies when possible.  As a result, if the Distributor chooses, with an investor’s prior consent, it may provide an investor with the option of receiving the Prospectus, a subscription agreement, offering documents, administrative and transfer forms, as well as marketing materials, electronically.  If the Distributor chooses to offer electronic delivery of these documents to an investor, it will comply with all applicable requirements of the SEC and FINRA and any laws or regulations related to the electronic delivery of documents.  In any case, an investor may always receive a paper copy of these documents upon request to the Distributor.

Subject to compliance with applicable regulations, the Fund or the Distributor may sell Shares directly to certain institutional investors or institutional accounts as defined by FINRA Rule 4512(c) in negotiated transactions in which the Fund will determine the per Share price through negotiations with these institutional investors.  In the event of a sale to an institutional investor, the Fund will supplement this Prospectus to include the negotiated price per Share, the amount of Shares sold in the sale, and a statement that the same price will be made available to other similar investors purchasing the same volume of securities.

The Fund may waive or reduce certain fees and expenses in connection with the sale of its Shares that will represent a discount to the price at which the Fund’s securities are offered to the public.  However, the amount of net proceeds to the Fund is not expected to be affected by these discounts.

The Fund’s executive officers and directors, officers and persons associated with the Adviser and the Sub-Advisers and their affiliates, registered principals or representatives of the Distributor, the immediate family members of any of the foregoing (including spouses, parents, grandparents, children, siblings and any such person who is related by marriage such that this includes “step-” and “-in law” relations as well as such persons so related by adoption), other individuals designated by management and, if approved by the Board of Directors, joint venture partners, consultants and other service providers, may purchase Shares in this offering and may be charged a reduced rate for certain fees and expenses in respect of such purchases.  The Fund expects that Shares will be sold to individuals designated by management, including the Principal, in connection with the offering.  Except for certain Share ownership and transfer restrictions contained in the Fund’s Charter, there is no limit on the number of Shares that may be sold to such persons.

DETERMINATION OF NET ASSET VALUE

NAV per Share is determined daily as of the close of the regular trading session on the New York Stock Exchange (usually 4:00 p.m. Eastern time).  NAV per Share is calculated by dividing the value of all of the securities and other assets of the Fund, less the liabilities (including accrued expenses and indebtedness) and the aggregate liquidation value of any outstanding preferred shares, by the total number of Shares outstanding.

The Fund’s assets are generally valued at their market value using market quotations.  The Fund may use pricing services to provide market quotations.  If market quotations are not available or, in the Adviser’s opinion, market quotations do not reflect market value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects market value, the security will be valued at fair value according to policies approved by the Board of Directors.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the security may need to be fair valued using the Fund’s fair value pricing policies.  In addition, the Fund’s illiquid securities will be priced at fair value as determined in good faith by the Board of Directors.

Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.  Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another.  Examples of such factors may include, but are not limited to: (i) the type of security; (ii) the size of the holding; (iii) the initial cost of the security; (iv) the existence of any contractual restrictions on the security’s disposition; (v) the price and extent of public trading in similar securities of the issuer or of comparable companies; (vi) quotations or prices from broker-dealers and/or pricing services; (vii) information obtained from the issuer and analysts; (viii) an analysis of the company’s financial statements; and (ix) the existence of pending merger activity, public offerings, tender offers or other events that might affect the value of the security.

The Fund will invest in Underlying Funds.  The Fund’s NAV is calculated based, in part, upon the market prices of the Underlying Funds in its portfolio, and the prospectuses of those companies explain the circumstances under which they will use fair value pricing and the effects of doing so.

DISTRIBUTION POLICY

The Fund has adopted a distribution policy to provide Shareholders with a relatively stable cash flow.  Under this policy, the Fund intends to declare and pay regular monthly distributions to Shareholders at a level rate.  The distributions will be paid from net investment income (including excess gains taxable as ordinary income), if any, and net capital gains, if any, with the balance (which may comprise the entire distribution) representing return of capital.  Any return of capital should not be considered by Shareholders as yield or total return on their investment in the Fund.  Shareholders who periodically receive a distribution consisting of a return of capital may be under the impression that they are receiving net profits when they are not.  Shareholders should not assume that the source of a distribution from the Fund is net profit. The Fund expects to declare its initial distribution approximately             days, and to pay that distribution approximately             days, after the completion of this offering, subject to market conditions.  The distribution policy may be changed or discontinued without notice.

Dividends and other distributions generally will be taxable to Shareholders whether they are reinvested in Shares or received in cash, although amounts treated as a tax-free return of capital will reduce a Shareholder’s adjusted basis in its Shares, thereby increasing the Shareholder’s potential gain or reducing its potential loss on the subsequent sale of those Shares.  To the extent required by the 1940 Act and other applicable laws, a notice normally will accompany each distribution indicating the source(s) of the distribution when it is from a source other than the Fund’s accumulated undistributed net income or net income for the current or preceding fiscal year.  The Board of Directors reserves the right to change or eliminate the Fund’s distribution policy any time without notice.

If, with respect to any distribution, the sum of previously undistributed net investment income and net realized capital gains is less than the amount of the distribution, the difference, i.e., the return of capital, normally will be charged against the Fund’s capital.  If, for any taxable year of the Fund, the total distributions exceed the sum of the Fund’s net investment income and net realized capital gains, the excess will generally be treated first as ordinary dividend income (up to the amount, if any, of the Fund’s current and accumulated earnings and profits, which takes into account taxable distributions) and then as a return of capital (tax-free for a Shareholder up to the amount of its tax basis in its Shares).  A return of capital represents a return of a Shareholder’s original investment in the Shares and should not be confused with income or capital gain from this investment.  A return of capital is not taxable, but it reduces a Shareholder’s tax basis in its Shares, thus reducing any loss or increasing any gain on the Shareholder’s subsequent taxable disposition of the Shares.  The Fund’s final distribution, if any, in each calendar year may include any remaining net investment income undistributed during the year, as well as all undistributed net capital gains realized during the year.

If the Fund’s investments do not generate sufficient income, the Fund may be required to liquidate a portion of its portfolio to fund these distributions, and therefore these payments may represent a reduction of the Shareholders’ principal investment.  If the Fund distributes amounts in excess of its net investment income and realized net capital gains, such distributions will decrease the Fund’s capital and, therefore, have the potential effect of increasing the Fund’s expense ratio.  To make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when it would otherwise not do so.

Under the 1940 Act, the Fund may not declare any dividend or other distribution upon any capital Shares, or purchase any such capital Shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or other distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, other distribution, or purchase price, as the case may be.  In addition, certain lenders may impose additional restrictions on the payment of dividends or other distributions on the Shares in the event of a default on the Fund’s borrowings.  Any limitation on the Fund’s ability to make distributions to Shareholders could, under certain circumstances, impair its ability to maintain its qualification for taxation as a regulated investment company under the Code.  See “                  ” in the SAI.

The Fund intends to file an exemptive application with the SEC seeking an order under the 1940 Act to exempt the Fund from the requirements of Section 19(b) of the 1940 Act and Rule 19b-1 thereunder, permitting the Fund to make periodic distributions of long-term capital gains, provided that the distribution policy of the Fund with respect to the Shares calls for periodic distributions in an amount equal to a fixed percentage of the Fund’s average net asset value over a specified period of time or market price per Share at or about the time of distribution or pay-out of a level dollar amount.  There can be no assurance that the staff of the SEC will grant such relief to the Fund.

The level distribution policies described above would result in the payment of approximately the same amount or percentage to Shareholders each month.  Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any such payment that adequately discloses the source or sources of the distributions.  Thus, if the source of the dividend or other distribution were the original capital contribution of the Shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect.  Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not.  Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully, and should not assume that the source of any distribution from the Fund is net profit.  In addition, in cases where the Fund would return capital to Shareholders, such distribution may impact the Fund’s ability to maintain its asset coverage requirements and to pay the dividends on any preferred shares of beneficial interest that the Fund may issue.

DIVIDEND REINVESTMENT PLAN

If your Shares are registered directly with the Fund or if you hold your Shares with a brokerage firm that participates in the Fund’s dividend reinvestment plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends and distributions, including any capital gain dividends, on your Shares will be automatically reinvested by DST, Inc. (the “Plan Agent”) in additional Shares under the Plan.  If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by DST, Inc., as dividend paying agent.

You are automatically enrolled in the Plan when you become a Shareholder of the Fund.  As a participant in the Plan, the number of Shares you will receive will be determined as follows:

(1)  If the Shares are trading at or above NAV at the time of valuation, the Fund will issue new Shares at a price equal to the NAV per Share on that date;

(2)  If Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Shares in the open market, on the Exchange or elsewhere, for the participants’ accounts.  It is possible that the market price for the Shares may increase before the Plan Agent has completed its purchases.  Therefore, the average purchase price per Share paid by the Plan Agent may exceed the market price at that time of valuation, resulting in the purchase of fewer Shares than if the dividend or distribution had been paid in Shares issued by the Fund.  The Plan Agent will use all dividends and distributions received in cash to purchase Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws.  Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at                           , in accordance with such reasonable requirements as the Plan Agent and Fund may agree upon.  If you withdraw or the Plan is terminated, you will receive a whole Share in your account under the Plan and you will receive a cash payment for any fraction of a Share in your account.  If you wish, the Plan Agent will sell your Shares and send you the proceeds minus brokerage commissions incurred by the Plan Agent in selling your Shares.

The Plan Agent maintains all Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records.  Shares in your account will be held by the Plan Agent in non-certificated form.  The Plan Agent will forward to each participant any proxy solicitation material and will vote any Shares so held only in accordance with proxies returned to the Fund.  Any proxy you receive will include all Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.  See “U.S. Federal Income Tax Matters.”

If you hold your Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.  Consult your financial advisor for more information.

Neither the Fund nor the Plan Agent shall be liable with respect to the Plan for any act done in good faith or for any good faith omission to act, including, without limitation, any claim of liability: (i) arising out of failure to terminate any participant’s account upon such participant’s death prior to receipt of notice in writing of such death; and (ii) with respect to the prices at which Shares are purchased and sold for the participant’s account and the times such purchases and sales are made.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Directors the change is warranted.  There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from                              ,                                   .

DESCRIPTION OF THE SHARES

The following summary of the terms of the Shares does not purport to be complete and is subject to and qualified in its entirety by reference to the Maryland General Corporation Law, and to the Fund’s Charter and the Fund’s Bylaws, copies of which are filed as exhibits to the Registration Statement.

The Fund is a corporation organized under the laws of Maryland.  The Fund is authorized to issue                            , $0.0001 par value per share, and the Board of Directors, without obtaining Shareholder approval, may increase the number of authorized Shares.  As of the date of this Prospectus, the Adviser owned of record and beneficially 10,000 of the Shares, constituting 100% of the outstanding Shares, and thus, until the public offering of the Shares is completed, will control the Fund.

In general, shareholders or subscribers for the Shares have no personal liability for the debts and obligations of the Fund because of their status as shareholders or subscribers, except to the extent that the subscription price or other agreed consideration for the Shares has not been paid.

Under the Fund’s Charter, the Board of Directors is authorized to classify and reclassify any unissued Shares into other classes or series of stock and authorize the issuance of Shares without obtaining Shareholder approval.

Common Stock—Shares of Beneficial Interest in the Fund

The Shares to be issued in the offering will be, upon payment as described in this Prospectus, fully paid and non-assessable.  The Shares have no preemptive, conversion, exchange, appraisal or redemption rights, and each Share has equal voting, dividend, distribution and liquidation rights.

The Fund has applied to list the Shares on the Exchange.  The trading or “ticker” symbol of the Shares is expected to be “RARB.”  The Fund intends to hold annual meetings of Shareholders so long as the Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

Shareholders are entitled to receive dividends if and when the Board of Directors declares dividends from funds legally available.  Whenever Fund preferred stock or Borrowings are outstanding, Shareholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on the Fund preferred stock and interest and principal payments on Borrowings have been paid, and unless the applicable asset coverage requirements under the 1940 Act would be satisfied after giving effect to the distribution as described above.

In the event of the Fund’s liquidation, dissolution or winding up, the Shares would be entitled to share ratably in all of the Fund’s assets that are legally available for distribution after the Fund pays all debts and other liabilities and subject to any preferential rights of holders of Fund preferred stock, if any preferred stock is outstanding at such time.

Shareholders are entitled to one vote per Share.  All voting rights for the election of directors are noncumulative, which means that, assuming there is no Fund preferred stock outstanding, the holders of more than 50% of the Shares will elect 100% of the directors then nominated for election if they choose to do so and, in such event, the holders of the remaining Shares will not be able to elect any directors.

The Fund’s Charter authorizes the Board of Directors to classify and reclassify any unissued Shares into other classes or series of stock.  Prior to issuance of shares of each class or series, the Board is required by Maryland law and by the Fund’s Charter to set the terms, preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series.  Thus, the Board could authorize the issuance of Shares with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of the Shares or otherwise be in their best interest.  As of the date of this Prospectus, the Fund has no plans to classify or reclassify any unissued Shares.

Preferred Stock

The Fund’s Charter authorizes the Board of Directors to classify and reclassify any unissued Shares into other classes or series of stock, including preferred stock, without the approval of the holders of the Shares.  Prior to issuance of any shares of preferred stock, the Board is required by Maryland law and by the Fund’s Charter to set the terms, preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for such shares.  Thus, the Board could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of the Shares or otherwise be in their best interest.  No shares of preferred stock are presently outstanding.

Any issuance of shares of preferred stock must comply with the requirements of the 1940 Act.  Specifically, the Fund is not permitted under the 1940 Act to issue preferred stock unless immediately after such issuance the total asset value of the Fund’s portfolio is at least 200% of the liquidation value of the outstanding preferred stock.  Among other requirements, including other voting rights, the 1940 Act requires that the holders of any preferred stock, voting separately as a single class, have the right to elect at least two directors at all times.  In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred stock would have the right to elect a majority of the Fund’s directors at any time two years’ dividends on any preferred stock are unpaid.

CERTAIN PROVISIONS OF THE FUND’S CHARTER AND BYLAWS AND OF MARYLAND LAW

The following summary of certain provisions of the Maryland General Corporation Law and of the Charter and Bylaws of the Fund does not purport to be complete and is subject to and qualified in its entirety by reference to the Maryland General Corporation Law, and to the Fund’s Charter and the Fund’s Bylaws, copies of which are exhibits to the Registration Statement.

General

The Maryland General Corporation Law (the “MGCL”) and the Fund’s Charter and Bylaws contain provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure.

These provisions could have the effect of depriving Shareholders of an opportunity to sell their Shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction.  On the other hand, these provisions may require persons seeking control of the Fund to negotiate with the Fund’s management regarding the price to be paid for the Shares required to obtain such control, promote continuity and stability and enhance the Fund’s ability to pursue long-term strategies that are consistent with its investment objective.

The Board of Directors has concluded that the potential benefits of these provisions outweigh their possible disadvantages.

Classified Board of Directors

The Board of Directors is divided into three classes of directors serving staggered three-year terms.  The initial terms of the first, second and third classes will expire at the first, second and third annual meetings of Shareholders, respectively, and, in each case, until their successors are duly elected and qualify.  Upon expiration of their terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and at each annual meeting one class of directors will be elected by the Shareholders. A classified Board of Directors promotes continuity and stability of management but makes it more difficult for Shareholders to change a majority of the directors because it generally takes at least two annual elections of directors for this to occur.  The Fund believes that classification of the Board of Directors will help to assure the continuity and stability of the Fund’s strategies and policies as determined by the Board of Directors.

Election of Directors

The MGCL provides that, unless the charter or bylaws of a corporation provide otherwise, which the Fund’s Charter and the Fund’s Bylaws do not, a plurality of all the votes cast at a meeting at which a quorum is present is sufficient to elect a director.  Each Share may be voted for as many individuals as there are directors to be elected and for whose election the Share is entitled to be voted.

Number of Directors; Vacancies

The Fund’s Charter provides that the number of directors will be set only by the Board of Directors in accordance with the Bylaws.  The Bylaws provide that a majority of the Fund’s entire Board of Directors may at any time increase or decrease the number of directors, provided that there may be no fewer than three directors and no more than 12 directors.

The Fund’s Charter provides that the Fund elects, at such time as the Fund becomes eligible to make such an election (i.e., when the Fund has at least three independent directors and the Shares are registered under the Securities Exchange Act of 1934), to be subject to the provision of Subtitle 8 of Title 3 of the MGCL regarding the filling of vacancies on the Board of Directors.  Accordingly, at such time, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Removal of Directors

The Fund’s Charter provides that, subject to the rights of the holders of one or more class or series of the Fund’s preferred stock to elect or remove directors, a director may be removed from office only for cause (as defined in the Charter) and then only by the affirmative vote of the holders of at least two-thirds of the votes entitled to be cast generally in the election of directors.

Absence of Cumulative Voting

There is no cumulative voting in the election of the Fund’s directors.  Cumulative voting means that holders of stock of a corporation are entitled, in the election of directors, to cast a number of votes equal to the number of shares that they own multiplied by the number of directors to be elected.  Because a stockholder entitled to cumulative voting may cast all of his or her votes for one nominee or disperse his or her votes among nominees as he or she chooses, cumulative voting is generally considered to increase the ability of minority shareholders to elect nominees to a corporation’s Board of Directors.  In general, the absence of cumulative voting means that the holders of a majority of the Fund’s shares can elect all of the directors then standing for election and the holders of the remaining shares will not be able to elect any directors.

Approval of Extraordinary Corporate Actions

The Fund’s Charter requires the favorable vote of two-thirds of the entire Board of Directors and the favorable vote of the holders of at least two-thirds of the Shares and shares of preferred stock (if any) entitled to be voted on the matter, voting together as a single class, to advise, approve, adopt or authorize the following:

•     a “Business Combination,” which includes the following:

•     a merger, consolidation or statutory share exchange of the Fund with or into another corporation,

•     an issuance or transfer by the Fund (in one or a series of transactions in any 12 month period) of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding issuances or transfers of debt securities of the Fund, sales of securities of the Fund in connection with a public offering, issuances of securities of the Fund pursuant to a dividend reinvestment plan adopted by the Fund, issuances of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund and portfolio transactions effected by the Fund in the ordinary course of business, or

•     a sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12 month period) to or with any person or entity of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions (including pledges of portfolio securities in connection with borrowings) effected by the Fund in the ordinary course of its business;

•     the voluntary liquidation or dissolution of the Fund or charter amendment to terminate the Fund’s existence;

•     the conversion of the Fund from a closed-end company to an open-end company, and any amendments necessary to effect the conversion; or

•     unless the 1940 Act or federal law requires a lesser vote, any stockholder proposal as to specific investment decisions made or to be made with respect to the Fund’s assets as to which stockholder approval is required under federal or Maryland law.

However, the Shareholder vote described above will not be required with respect to the foregoing transactions (other than those as to which Shareholder approval is required under federal or Maryland law) if they are approved by a vote of two-thirds of the Continuing Directors (as defined below).  In that case, if Maryland law requires Shareholder approval, the affirmative vote of a majority of the votes entitled to be cast thereon by Shareholders of the Fund will be required.  In addition, if the Fund has any preferred stock outstanding, the holders of a majority of the outstanding shares of the preferred stock, voting separately as a class, would be required under the 1940 Act to adopt any plan of reorganization that would adversely affect the holders of the preferred stock, to convert the Fund to an open-end investment company or to deviate from any of the Fund’s fundamental investment policies.

“Continuing Director” means any member of the Board of Directors who is not an Interested Party (as defined below) or an affiliate of an Interested Party and has been a member of the Board of Directors for a period of at least 12 months, or has been a member of the Board of Directors since May 21, 2015, or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors.

“Interested Party” means any person, other than an investment company advised by the Adviser or any of its affiliates, which enters, or proposes to enter, into a Business Combination with the Fund.

In addition, the Fund’s Charter requires the favorable vote of two-thirds of the entire Board of Directors to advise, approve, adopt or authorize any of the following:

•     the election and removal of officers;

•     the nomination of candidates to the Board of Directors (including the election of directors to fill vacancies on the Board of Directors resulting from the increase in size of the Board of Directors or the death, resignation or removal of a director, in which case the affirmative vote of two-thirds of the remaining directors in office shall be required);

•     the creation of and delegation of authority and appointment of members to committees of the Board of Directors;

•     amendments to the Fund’s Bylaws (which may only be effected by the Board of Directors, not the Shareholders);

•     Charter amendments and any other action requiring Shareholder approval; and entering into, terminating or amending an investment advisory agreement.

The Board of Directors has determined that the foregoing supermajority requirements applicable to certain votes of the directors and the Shareholders, which are greater than the minimum requirements permitted under Maryland law or the 1940 Act, are in the best interests of the Fund.  Reference should be made to the Charter on file with the SEC for the full text of these provisions. See also “—Conversion to Open-End Fund.”

Action by Shareholders

Under the MGCL, Shareholder action can be taken only at an annual or special meeting of Shareholders or, unless the charter provides for Shareholder action by less than unanimous written consent (which is not the case in the Fund’s Charter), by unanimous written consent in lieu of a meeting.  These provisions, combined with the requirements of the Fund’s Bylaws regarding the calling of a Shareholder-requested special meeting, as discussed below, may have the effect of delaying consideration of a Shareholder proposal until the next annual meeting.

Procedures for Shareholder Nominations and Proposals

The Fund’s Bylaws provide that any Shareholder desiring to make a nomination for the election of directors or a proposal for new business at a meeting of Shareholders must comply with the advance notice provisions of the Bylaws.  Nominations and proposals that fail to follow the prescribed procedures will not be considered.  The Board of Directors believes that it is in the Fund’s best interests to provide sufficient time to enable management to disclose to Shareholders information about a slate of nominations for directors or proposals for new business.  This advance notice requirement also may give management time to solicit its own proxies in an attempt to defeat any slate of nominations should management determine that doing so is in the best interest of Shareholders generally.  Similarly, adequate advance notice of Shareholder proposals will give management time to study such proposals and to determine whether to recommend to the Shareholders that such proposals be adopted.  For Shareholder proposals to be included in the Fund’s proxy materials, the Shareholder must comply with all timing and information requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Calling of Special Meetings of Shareholders

The Fund’s Bylaws provide that special meetings of Shareholders may be called by the Board of Directors or by certain of its officers. Additionally, the Fund’s Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the Shareholders requesting the meeting, a special meeting of Shareholders will be called by the Fund’s Secretary upon the written request of Shareholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

No Appraisal Rights

As permitted by the MGCL, the Fund’s Charter provides that Shareholders will not be entitled to exercise appraisal rights, unless the Fund’s Board of Directors determines that such rights apply.

Limitations on Liabilities

The Fund’s Charter provides that the personal liability of the Fund’s directors and officers for monetary damages is eliminated to the fullest extent permitted by Maryland law.  Maryland law currently provides that directors and officers of corporations that have adopted such a provision will generally not be so liable, except to the extent that (i) it is proved that the person actually received an improper benefit or profit in money, property, or services for the amount of the benefit or profit in money, property, or services actually received; and (ii) a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

The Fund’s Charter delegates the Fund, to the maximum extent permitted by Maryland law, to indemnify and advance expenses to the Fund’s directors and officers.  The Fund’s Bylaws provide that the Fund will indemnify its officers and directors against liabilities to the fullest extent permitted by Maryland law and the 1940 Act, and that it shall advance expenses to such persons prior to a final disposition of an action.  The rights of indemnification provided in the Fund’s Charter and Bylaws are not exclusive of any other rights which may be available under any insurance or other agreement, by resolution of Shareholders or directors or otherwise.

Authorized Shares

The Fund’s Charter authorizes the issuance of                  Shares, and authorizes a majority of the Fund’s Board of Directors, without Shareholder approval, to increase the number of authorized Shares and to classify and reclassify any unissued shares into one or more classes or series of stock and set the terms thereof.  The issuance of capital stock or any class or series thereof without Shareholder approval may be used by the Fund’s Board of Directors consistent with its duties to deter attempts to gain control of the Fund.  Further, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of discouraging a takeover or other transaction that some of the Fund’s shareholders might believe to be in their best interests.

Anti-Takeover Provisions of Maryland Law

Maryland Unsolicited Takeovers Act

Subtitle 8 of Title 3 of the Maryland General Corporation Law permits a Maryland corporation with a class of equity securities registered under the Exchange Act and at least three independent directors to elect to be subject, by provision in its charter or bylaws or a resolution of its board of directors and notwithstanding any contrary provision in the charter or bylaws, to any or all of five provisions:

•     a classified board;

•     a two-thirds vote requirement for removing a director;

•     a requirement that the number of directors be fixed only by vote of directors;

•     a requirement that a vacancy on the board be filled only by the remaining directors and for the remainder of the full term of the class of directors in which the vacancy occurred; and

•     a majority requirement for the calling of a special meeting of stockholders.

The Fund has elected to be subject to a requirement that a vacancy on the board be filled only by the remaining directors and for the remainder of the full term of the class of directors in which the vacancy occurred and, otherwise, retains its right to opt into any of the other provisions.  The charter of a corporation may contain a provision or the board of directors may adopt a provision that prohibits the corporation from electing to be subject to any or all of the provisions of Subtitle 8.

The Subtitle 8 elections are not currently relevant to the Fund, because provisions in the Fund’s Charter and Bylaws unrelated to Subtitle 8 (except with respect to Board vacancies) already make the Fund subject to each of the five provisions set forth above.

Maryland Business Combination Act

The provisions of the Maryland Business Combination Act (the “MBCA”) do not apply to a closed-end investment company, such as the Fund, unless the Board of Directors has affirmatively elected to be subject to the MBCA by a resolution.  To date, the Fund has not made such an election but may make such an election under Maryland law at any time.  Any such election, however, could be subject to certain of the 1940 Act limitations discussed below under “Maryland Control Share Acquisition Act” and would not apply to any person who had become an interested stockholder (as defined below) before the time that the resolution was adopted.

Under the MBCA, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder.  These business combinations include a merger, consolidation, share exchange, or, in circumstances specified in the MBCA, an asset transfer or issuance or reclassification of equity securities.  An interested stockholder is defined as:

•     any person who beneficially owns ten percent or more of the voting power of the corporation’s shares; or

•     an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of ten percent or more of the voting power of the then outstanding voting stock of the corporation.

•     A person is not an interested stockholder under the MBCA if the board of directors approved in advance the transaction by which he otherwise would have become an interested stockholder.  However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•     80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•     two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined in the MBCA, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The MBCA permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder.

Maryland Control Share Acquisition Act

The Fund, in its Charter, has exempted all of its shares from the application of the Maryland Control Share Acquisition Act (the “MCSAA”).  In order to avail itself of the provisions of this Act, the Charter would have to be amended (which would require the approval of the holders of at least a majority of the votes entitled to be cast) and the Board of Directors would have to affirmatively elect to be subject to the MCSAA by a resolution.  Any such election, however, would be subject to the 1940 Act limitations discussed below and would not apply to any person who had become a holder of control shares (as defined below) before the time that the resolution was adopted.

The MCSAA provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter.  Shares owned by the acquirer, by officers of the acquirer or by an employee of the acquirer who is also a director of the acquirer are excluded from shares entitled to vote on the matter.  Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•     one-tenth or more but less than one-third,

•     one-third or more but less than a majority, or

•     a majority or more of all voting power.

Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval.  A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares.  The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting.  If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the MCSAA, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved.  The right of the corporation to redeem control shares is subject to certain conditions and limitations.  Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved.  If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights.  The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

Inhibiting a closed-end investment company’s ability to utilize the MCSAA is Section 18(i) of the 1940 Act which provides that “every share of stock . . . issued by a registered management company . . . shall be a voting stock and have equal voting rights with every other outstanding voting stock,” thereby preventing the Fund from issuing a class of shares with voting rights that vary within that class.  There are currently different views, however, on whether or not the MCSAA conflicts with Section 18(i) of the 1940 Act.  One view is that implementation of the MCSAA would conflict with the 1940 Act because it would deprive certain shares of their voting rights.  Another view is that implementation of the MCSAA would not conflict with the 1940 Act because it would limit the voting rights of stockholders who choose to acquire shares of stock that put them within the specified percentages of ownership rather than limiting the voting rights of the shares themselves.  In a November 15, 2010 letter, the staff of the SEC’s Division of Investment Management expressed the view that, based on the wording of, and purposes underlying, the 1940 Act generally, and Section 18(i) specifically, a closed-end fund, by opting in to the MCSAA, would be acting in a manner inconsistent with Section 18(i) of the 1940 Act.  In light of the foregoing, the Fund has exempted its Shares from the MCSAA, thereby disabling the Fund from electing to be subject to the MCSAA.  In the absence of a judgment of a federal court of competent jurisdiction or the issuance of a rule or regulation of the SEC or a published interpretation by the SEC or its staff that the provisions of the MCSAA are not inconsistent with the provisions of the 1940 Act, or a change to the provisions of the 1940 Act having the same effect, the Fund does not intend to amend its Charter to remove the exemption or to make any such election.

Additionally, if the Fund were to amend its Charter and subsequently elect to be subject to the MCSAA, it would not apply (a) to shares acquired in a merger, consolidation or share exchange if the Fund is a party to the transaction or (b) to acquisitions approved or exempted by the Fund’s Charter or the Fund’s Bylaws.

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

The Fund is a closed-end investment company and as such its Shareholders will not have the right to cause the Fund to redeem their Shares.  Instead, the Shares trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, price, dividend stability, relative demand for and supply of such Shares in the market, general market and economic conditions and other factors.  Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Board of Directors, in consultation with the Fund’s Adviser, Sub-Advisers and any corporate finance services and consulting agent that the Adviser may retain, from time to time may review possible actions to reduce any such discount.  Actions may include the repurchase of such Shares in the open market or in private transactions, the making of a tender offer for such Shares, or the conversion of the Fund to an open-end investment company.  There can be no assurance, however, that the Board of Directors will decide to take any of these actions, or that Share repurchases or tender offers, if undertaken, will reduce a market discount.  After any consideration of potential actions to seek to reduce any significant market discount, the Board of Directors may, subject to its fiduciary obligations and compliance with applicable state and federal laws, authorize the commencement of a Share repurchase program or tender offer.  The size and timing of any such Share repurchase program or tender offer will be determined by the Board of Directors in light of the market discount of the Shares, trading volume of the Shares, information presented to the Board of Directors regarding the potential impact of any such Share repurchase program or tender offer, and general market and economic conditions.  There can be no assurance that the Fund will in fact effect repurchases of or tender offers for any of its Shares.  Before deciding whether to take any action if the Shares trade below net asset value, the Board of Directors would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its Shareholders and market considerations.  Based on these considerations, even if the Fund’s Shares should trade at a discount, the Board of Directors may determine that, in the interest of the Fund and its Shareholders, no action should be taken.  The Fund will not repurchase Shares from Shareholders on an involuntary basis without such Shareholders’ consent.

Further, the staff of the SEC currently requires that any tender offer made by a closed-end investment company for its shares must be at a price equal to the net asset value of such shares on the close of business on the last day of the tender offer.  Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering Shareholders.

Subject to its investment limitations, the Fund may borrow to finance the repurchase of Shares or to make a tender offer.  Interest on any Borrowings to finance Share repurchase transactions or the accumulation of cash by the Fund in anticipation of Share repurchases or tenders will increase the Fund’s expenses and reduce the Fund’s net income.  Any Share repurchase, tender offer or Borrowing that might be approved by the Board of Directors would have to comply with the Exchange Act and the 1940 Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from net asset value will be made by the Board of Directors at the time they consider such issue, it is the present policy of the Board of Directors, which may be changed by the Board of Directors, not to authorize repurchases of Shares or a tender offer for such Shares if (1) such transactions, if consummated, would (a) result in the delisting of the Shares from the Exchange, or (b) impair the Fund’s status as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objective and policies in order to repurchase Shares; or (3) there is, in the judgment of the Board of Directors, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its Shareholders if Shares were repurchased.  The Board of Directors may in the future modify these conditions in light of experience with respect to the Fund.

Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Fund’s Shares outstanding and entitled to vote; provided, however, that unless otherwise provided by law, if there are preferred shares of beneficial interest of the Fund (the “Preferred Shares”) outstanding, the affirmative vote of two-thirds of the Preferred Shares voting as a separate class shall be required; provided, however, that such votes shall be by the affirmative vote of the majority of the outstanding voting securities, as defined in the 1940 Act, if the action in question was previously approved by the affirmative vote of two-thirds of the Board of Directors.  Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the shares otherwise required by law or by the terms of any class or series of preferred shares, whether now or hereafter authorized, or any agreement between the Fund and any national securities exchange.  If the Fund converted to an open-end company, the Shares would no longer be listed on the Exchange.  Any Preferred Shares would need to be redeemed and any Borrowings may need to be repaid upon conversion to an open-end investment company.  Additionally, the 1940 Act imposes limitations on open-end funds’ investments in illiquid securities, which could restrict the Fund’s ability to invest in certain securities discussed in the Prospectus to the extent discussed therein.  Such limitations could adversely affect distributions to Shareholders in the event of conversion to an open-end fund.  Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption.  In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares.  Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management.  The Board of Directors may at any time propose conversion of the Fund to an open-end company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.

The repurchase by the Fund of its Shares at prices below net asset value will result in an increase in the net asset value of those Shares that remain outstanding.  However, there can be no assurance that Share repurchases or tenders at or below net asset value will result in the Fund’s Shares trading at a price equal to their net asset value.  Nevertheless, the fact that the Fund’s Shares may be the subject of repurchase or tender offers from time to time may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Fund of its Shares will decrease the Fund’s Managed Assets which would likely have the effect of increasing the Fund’s expense ratio.

 U.S. FEDERAL INCOME TAX MATTERS

The following is a description of certain U.S. federal income tax consequences to a Shareholder that acquires, holds and/or disposes of the Shares.  This discussion reflects applicable income tax laws of the United States as of the date of this Prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect.  No attempt is made to present a detailed explanation of U.S. federal income tax concerns affecting the Fund and its Shareholders, and the discussion set forth herein does not constitute tax advice.  In addition, no attempt is made to present state, local or foreign tax concerns or tax concerns applicable to an investor with a special tax status such as a financial institution, real estate investment trust, insurance company, regulated investment company, individual retirement account, other tax-exempt entity, dealer in securities or non-U.S. investor.  Unless otherwise noted, this discussion assumes the Shares are held by U.S. persons and that such shares are held as capital assets.  Investors are urged to consult their own tax advisors to determine the tax consequences to them before investing in the Fund.

The Fund intends to elect to be treated, and to qualify each year, as a “regulated investment company” under Subchapter M of the Code, so that it will not pay U.S. federal income tax on income and capital gains timely distributed (or treated as being distributed, as described below) to Shareholders.  If the Fund qualifies as a regulated investment company and distributes to its shareholders at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to Shareholders.  However, if the Fund retains any investment company taxable income or “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss), it will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently at a maximum rate of 35%) on the amount retained.  The Fund intends to distribute at least annually all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), net tax-exempt interest, if any, and net capital gain.  Under the Code, the Fund will generally be subject to a nondeductible 4% federal excise tax on the portion of its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year.  In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of 98% of the Fund’s ordinary income (computed on a calendar year basis), plus 98.2% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31) plus undistributed amounts from prior years.  The Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal circumstances, does not expect to be subject to this excise tax.

If, for any taxable year, the Fund did not qualify as a regulated investment company for U.S. federal income tax purposes, it would be treated as a U.S. corporation subject to U.S. federal income tax, and possibly state and local income tax, and distributions to its Shareholders would not be deductible by the Fund in computing its taxable income.  In such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would generally constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate shareholders, and non-corporate shareholders would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. federal income taxation, provided in each case that certain holding period and other requirements are satisfied.

A Shareholder will have all dividends and distributions automatically reinvested in the Shares (unless the Shareholder “opts out” of the Plan).  For Shareholders subject to U.S. federal income tax, all dividends will generally be taxable regardless of whether the Shareholder takes them in cash or they are reinvested in additional Shares.  Distributions of the Fund’s investment company taxable income (determined without regard to the deduction for dividends paid) will generally be taxable as ordinary income to the extent of the Fund’s current and accumulated earnings and profits.  However, a portion of such distributions derived from certain corporate dividends, if any, may qualify for either the dividends received deduction available to corporate shareholders under Section 243 of the Code or the reduced rates of U.S. federal income taxation for “qualified dividend income” available to non-corporate shareholders under Section 1(h)(11) of the Code, provided in each case certain holding period and other requirements are met.  Distributions of net capital gain, if any, are generally taxable as long-term capital gain for U.S. federal income tax purposes without regard to the length of time a Shareholder has held Shares.  A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits, if any, will be treated by a Shareholder as a tax-free return of capital, which is applied against and reduces the Shareholder’s basis in his, her or its Shares.  To the extent that the amount of any such distribution exceeds the Shareholder’s basis in his, her, or its Shares, the excess will be treated by the Shareholder as gain from the sale or exchange of such Shares.  The U.S. federal income tax status of all dividends and distributions will be designated by the Fund and reported to Shareholders annually.  The Fund does not expect a significant portion of its dividends to qualify for the dividends received deduction or for qualified dividend income treatment.

The Fund intends to distribute all realized net capital gains, if any, at least annually.  If, however, the Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to Shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate share of such undistributed amount, and (ii) will be entitled to credit their proportionate share of the federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.  If such an event occurs, the tax basis of Shares owned by a Shareholder of the Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the Shareholder’s gross income and the tax deemed paid by the Shareholder.

Any dividend declared by the Fund in October, November or December with a record date in such a month and paid during the following January will be treated for U.S. federal income tax purposes as paid by the Fund and received by Shareholders on December 31 of the calendar year in which it is declared.

If a Shareholder’s distributions are automatically reinvested in additional Shares, for U.S. federal income tax purposes, the Shareholder will be treated as having received a taxable distribution in the amount of the cash dividend that the Shareholder would have received if the Shareholder had elected to receive cash, unless the distribution is in newly issued Shares of the Fund that are trading at or above NAV, in which case the Shareholder will be treated as receiving a taxable distribution equal to the fair market value of the stock the Shareholder receives.

The repurchase of Shares may give rise to a gain or loss.  In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if the Shares have been held for more than 12 months.  Otherwise the gain or loss will generally be treated as short-term capital gain or loss.  Any loss realized upon a taxable disposition of Shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any capital gain dividends received by the Shareholder with respect to the Shares.  All or a portion of any loss realized upon a taxable disposition of Shares will be disallowed if other substantially identical Shares are purchased within 30 days before or after the disposition.  In such a case, the basis of the newly purchased Shares will be adjusted to reflect the disallowed loss.

A repurchase by the Fund of its Shares from a Shareholder generally will be treated as a sale of the Shares by a Shareholder provided that after the repurchase the Shareholder does not own, either directly or by attribution under Section 318 of the Code, any Shares.  If, after a repurchase a Shareholder continues to own, directly or by attribution, any Shares, it is possible that any amounts received by such Shareholder in the repurchase will be taxable as a dividend to such Shareholder, and there is a risk that Shareholders who do not have any of their Shares repurchased would be treated as having received a dividend distribution as a result of their proportionate increase in the ownership of the Fund.  Use of the Fund’s cash to repurchase Shares could adversely affect the Fund’s ability to satisfy the distribution requirements for qualification as a regulated investment company.  The Fund could also recognize income in connection with the liquidation of portfolio securities to fund Share repurchases.  Any such income would be taken into account in determining whether the distribution requirements were satisfied.

Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert tax-advantaged, long-term capital gains and qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the timing as to when a purchase or sale of stock or securities is deemed to occur, and (vi) adversely alter the intended characterization of certain complex financial transactions.  These rules could therefore affect the character, amount and timing of distributions to Shareholders.  The Fund will monitor its investments and transactions and may make certain federal income tax elections where applicable in order to mitigate the effect of these provisions, if possible.

Investments in distressed debt obligations that are at risk of or in default may present special federal income tax issues for the Fund.  The federal income tax consequences to a holder of such securities are not entirely certain.  If the Fund’s characterization of such investments were successfully challenged by the IRS or the IRS issues guidance regarding investments in such securities, it may affect whether the Fund has made sufficient distributions or otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes.

The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments.  Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes in some cases.  The Fund does not expect to satisfy the requirements for passing through to its Shareholders their pro rata share of qualified foreign taxes paid by the Fund, with the result that Shareholders will not be required to include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own federal income tax returns.

Sales, exchanges and other dispositions of the Shares generally are taxable events for Shareholders that are subject to U.S. federal income tax.  Shareholders should consult their own tax advisors with reference to their individual circumstances to determine whether any particular transaction in the Shares is properly treated as a sale or exchange for federal income tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions.  Gain or loss will generally be equal to the difference between the amount of cash and the fair market value of other property received and the Shareholder’s adjusted tax basis in the Shares sold or exchanged.  Such gain or loss will generally be characterized as capital gain or loss and will be long-term if the Shareholder’s holding period for the Shares is more than one year and short-term if it is one year or less.  However, any loss realized by a Shareholder upon the sale or other disposition of Shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such Shares.  For the purposes of calculating the six-month period, the holding period is suspended for any periods during which the Shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options, short sales or contractual obligations to sell.  The ability to deduct capital losses may be limited.  In addition, losses on sales or other dispositions of Shares may be disallowed under the “wash sale” rules in the event that substantially identical stock or securities are acquired (including those made pursuant to reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of Shares.  In such a case, the disallowed portion of any loss generally would be included in the U.S. federal income tax basis of the Shares acquired.

Certain net investment income received by an individual having adjusted gross income in excess of $200,000 (or $250,000 for married individuals filing jointly) is subject to a Medicare tax of 3.8%. Undistributed net investment income of trusts and estates in excess of a specified amount is also subject to this tax. Dividends and capital gains distributed by the Fund, and gain realized on the sale of Shares, will constitute investment income of the type subject to this tax.

Because the Fund does not expect to distribute dividends that would give rise to an adjustment to an individual’s alternative minimum taxable income, an investment in the Shares should not, by itself, cause the Shareholder to become subject to alternative minimum tax.

The Fund is required in certain circumstances to backup withhold at a current rate of 28% on reportable payments including dividends, capital gain distributions, and proceeds of sales or other dispositions of the Shares paid to certain Shareholders who do not furnish the Fund with their correct social security number or other taxpayer identification number and certain certifications, or who are otherwise subject to backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld from payments made to a Shareholder may be refunded or credited against such Shareholder’s U.S. federal income tax liability, if any, provided that the required information is timely furnished to the IRS.

This Prospectus does not address the U.S. federal income tax consequences to a non-U.S. Shareholder of an investment in the Shares.  Non-U.S. Shareholders should consult their tax advisers concerning the tax consequences of ownership of Shares of the Fund, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by an applicable treaty if the investor provides proper certification of such status).

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations thereunder currently in effect as they directly govern the taxation of the Fund and its Shareholders.  These provisions are subject to change by legislative or administrative action, and any such change may be retroactive.  A more complete discussion of the federal income tax rules applicable to the Fund can be found in the SAI, which is incorporated by reference into this Prospectus.  Shareholders are urged to consult their tax advisors regarding specific questions as to U.S. federal, foreign, state, and local income or other taxes before making an investment in the Fund.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company, located at State Street Financial Center, One Lincoln Street, Boston, MA 02111, will serve as the Fund’s custodian and will maintain custody of the securities and cash of the Fund.  For its services, the custodian will receive a monthly fee based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions.

DST Systems, Inc., located at 210 W. 10th Street, 8th Floor, Kansas City, MO 64105, will serve as the Fund’s transfer agent and registrar.

The Fund’s administrator is AFS.  AFS is a service company and SEC-registered transfer agent.  Under the Administration Agreement, AFS is responsible for calculating NAVs, providing additional fund accounting and tax services, and providing fund administration and compliance-related services.  The address of AFS is 1290 Broadway, Suite 1100, Denver, CO 80203.  For its services, AFS will receive a monthly fee at the annual rate of     % of the Fund’s average daily Managed Assets.

LEGAL MATTERS

Certain legal matters in connection with the Shares will be passed upon for the Fund by Chapman and Cutler LLP.                          may rely as to certain matters of Maryland law on the opinion of Shapiro, Sher, Guinot & Sandler.

ADDITIONAL INFORMATION

The Fund is subject to the informational requirements of the Exchange Act and the 1940 Act and in accordance therewith files reports and other information with the SEC.  Reports, proxy statements and other information filed by the Fund with the SEC pursuant to the informational requirements of such Acts can be inspected and copied at the public reference facilities maintained by the SEC, 100 F Street, N.E., Washington, D.C. 20549.  The SEC maintains a web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the SEC.

This Prospectus constitutes part of a Registration Statement filed by the Fund with the SEC under the 1933 Act and the 1940 Act.  This Prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Shares offered hereby.  Any statements contained herein concerning the provisions of any document are not necessarily complete and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC.  Each such statement is qualified in its entirety by such reference.  The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free or charge through the SEC’s website (http://www.sec.gov).

THE FUND’S PRIVACY POLICY

The Fund is committed to ensuring your financial privacy.  This notice is being sent to comply with privacy regulations of the SEC.  The Fund has in effect the following policy with respect to nonpublic personal information about its customers:

•     Only such information received from you, through application forms or otherwise, and information about your Fund transactions will be collected.

•     None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

•     Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•     The Fund does not currently obtain consumer information.  If the Fund were to obtain consumer information at any time in the future, it would employ appropriate procedural safeguards that comply with federal standards to protect against unauthorized access to and properly dispose of consumer information.

For more information about the Fund’s privacy policies call                                (toll-free).

Table of Contents of the Statement of Additional Information

[To be updated.]

Up to                    Common Shares

RiverNorth Multi-Strategy Arbitrage Fund, Inc.

Until                        , 2015 (25 days after the date of this Prospectus), all dealers that buy, sell or trade Shares, whether or not participating in this offering, may be required to deliver a prospectus.  This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

The information in this Statement of Additional Information is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state or other jurisdiction where the offer or sale is not permitted.

Subject to Completion, dated September 4, 2015

RiverNorth Multi-Strategy Arbitrage Fund, Inc.

Statement of Additional Information

RiverNorth Multi-Strategy Arbitrage Fund, Inc. (the “Fund”) is a Maryland corporation that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company.  The investment objective of the Fund is to seek absolute return consisting of capital appreciation and income.  RiverNorth Capital Management, LLC, the investment adviser of the Fund (“RiverNorth” or the “Adviser”), attempts to achieve the Fund’s investment objective by allocating the Fund’s assets among multiple arbitrage and related investment strategies.  See “Investment Objective, Strategies and Policies—Principal Investment Strategies and Policies” in the Fund’s Prospectus (as defined below).  There is no assurance that the Fund will achieve its investment objective.

This Statement of Additional Information (“SAI”) relating to the common shares of beneficial interest of the Fund (the “Shares”) is not a prospectus, but should be read in conjunction with the prospectus for the Fund dated                           , 2015 (the “Prospectus”).  This SAI does not include all information that a prospective investor should consider before purchasing Shares.  Investors should obtain and read the Prospectus prior to purchasing such Shares.  A copy of the Prospectus may be obtained without charge by calling the Fund at (      )       -            .

The Prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission (“SEC”), Washington, D.C.  The registration statement may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC’s office or via its website (www.sec.gov) at no charge.  Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

This Statement of Additional Information is dated                    , 2015.

-i-

INVESTMENT RESTRICTIONS

Except as otherwise indicated, the Fund’s investment policies are not fundamental and may be changed without a vote of shareholders.  Any percentage limitations described in this SAI are as of the time of investment by the Fund and may be exceeded on a going-forward basis as a result of market value fluctuations of the Fund’s portfolio or other events.

As a matter of fundamental policy, the Fund:

(1)          may not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2)          may not issue senior securities, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3)          may not concentrate its investments in a particular industry (as the term “concentrate” is used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time); provided, however, that such limitation shall not apply to obligations issued or guaranteed by the United States government or by its agencies or instrumentalities;

(4)          may not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in connection with the purchase and sale of portfolio securities;

(5)          may not purchase or sell real estate, which term does not include securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate or mortgages on real estate acquired as a result of the Fund’s ownership of securities;

(6)          may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or other derivative instruments or from investing in securities or other instruments backed by physical commodities); and

(7)          may make loans, only as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

The Fund may incur borrowings and/or issue series of notes or other senior securities in an amount up to 33-1/3% of its total assets (including the amount borrowed) less all liabilities other than borrowings.  For a further discussion of the limitations imposed on borrowing by the 1940 Act, please see the section entitled “Use of Leverage” in the Prospectus.

The foregoing fundamental investment policies may not be changed without the approval of the holders of a “majority of the outstanding voting securities” of the Fund, which includes the Shares and the preferred shares of beneficial interest of the Fund, if any, voting together as a single class, and the holders of the outstanding preferred shares of beneficial interest of the Fund, if any, voting as a single class.  The remainder of the Fund’s investment policies (as disclosed in the Prospectus), including its investment strategy, are considered non-fundamental and may be changed by the Board of Directors of the Fund (the “Board of Directors”) without the approval of the holders of a “majority of the outstanding voting securities.”  When used with respect to particular shares of the Fund, a “majority of the outstanding voting securities” means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

INVESTMENT POLICIES AND TECHNIQUES

The following describes certain investment practices and techniques in which the Fund may engage, and certain of the risks associated with such practices and techniques, and includes a discussion of the spectrum of investments that the Adviser and any sub-advisers of the Fund (each, a “Sub-Adviser” and, collectively, the “Sub-Advisers”) in their discretion may, but are not required to, use in managing the Fund’s assets.  Certain risks may only apply to a particular investment strategy of the Fund, or may apply to more than one investment strategy.  The following descriptions supplement the descriptions of the investment objective, policies, strategies and risks as set forth in the Fund’s Prospectus.

These same investment practices or techniques may be used by the Underlying Funds in which the Fund invests (as described in the Prospectus) and, therefore, the risks described below may apply to the Underlying Funds as well.  Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets.  Certain practices, techniques or instruments may not be principal activities of the Fund but, to the extent employed, could from time to time have a material impact on the Fund’s performance.

Below Investment Grade Securities.  The Fund may invest in below investment grade securities, which are commonly referred to as “junk” or “high yield” securities.  These securities are considered to be high-risk investments.  The risks include the following:

Greater Risk of Loss.  These securities are regarded as predominately speculative.  There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities.  Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed or bankrupt.  These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments.  In addition, below investment grade securities are frequently subordinated to the prior payment of senior indebtedness.  If an issuer fails to pay principal or interest, the Fund would experience a decrease in income and a decline in the market value of its investments.  The Fund also may incur additional expenses in seeking recovery from the issuer.

Sensitivity to Interest Rate and Economic Changes.  The income and market value of lower-rated securities may fluctuate more than higher rated securities.  Although certain below investment grade securities may be less sensitive to interest rate changes than investment grade securities, below investment grade securities generally are more sensitive to short-term corporate, economic and market developments.  During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile.  The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.

Valuation Difficulties.  It is often more difficult to value lower rated securities than higher rated securities.  If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable.  In addition, the lower rated investments may be thinly traded and there may be no established secondary market.  Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

Liquidity.  There may be no established secondary or public market for investments in lower rated securities.  Such securities are frequently traded in markets that may be relatively less liquid than the market for higher rated securities.  In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times.  As a result, lower rated securities may be required to be sold at substantial losses or retained indefinitely even where an issuer’s financial condition is deteriorating.

Credit Quality.  Credit quality of below investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular below investment grade security.

New Legislation.  Future legislation may have a possible negative impact on the market for below investment grade securities.

Borrowing.  The Fund may borrow funds and/or issue preferred stock, notes or other debt securities to the extent permitted by the 1940 Act for investment and other purposes, such as for satisfying Share repurchase requests (if any) or to otherwise provide the Fund with liquidity.  The Fund’s use of leverage may include borrowing through a line of credit with a bank or other financial institution.  Under the requirements of the 1940 Act, the Fund, immediately after any borrowing, must have an “asset coverage” of at least 300% (i.e., such indebtedness may not exceed 33-1/3% of the value of the Fund’s total assets including the amount borrowed).  With respect to such borrowing, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund.  Under the 1940 Act, the Fund is also not permitted to issue preferred stock unless immediately after such issuance the total asset value of the Fund’s portfolio is at least 200% of the liquidation value of the outstanding preferred stock (i.e., such liquidation value may not exceed 50% of the Fund’s total assets).

The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar policies.  Because substantially all of the Fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing may be fixed by the terms of the Fund’s agreement with its lender, the net asset value (“NAV”) per Share of the Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not borrow funds.  In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds.  Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.  The interest that the Fund must pay on borrowed money, together with any additional fees to establish and maintain a borrowing facility, are additional costs that will reduce or eliminate any net investment income and may also offset any potential capital gains.  Unless appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage.  See “Use of Leverage” and “Risks—Structural Risks—Leverage Risks” in the Fund’s Prospectus.

Closed-End Funds.  The Fund may invest in shares of closed-end funds offered in initial or secondary offerings or through purchasing shares in the secondary market.  An initial public offering of closed-end fund shares is typically distributed by a group of underwriters who retain a spread or underwriting commission of between 4% and 6% of the initial public offering price.  Such shares are then listed for trading on an exchange and, in some cases, may be traded in other over-the-counter markets.  Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end fund, investors seek to buy and sell shares of closed-end funds in the secondary market.  The Fund will incur normal brokerage costs on its secondary purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the NAV per share, the difference representing the “market discount” of such shares.  This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined NAV but, rather, are subject to supply and demand in the secondary market.  A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their NAV.

The Fund may invest in shares of closed-end funds that are trading at a discount to NAV or at a premium to NAV.  There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease.  In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the NAV of the Shares.  Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders.  The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and NAV than an investment in shares of investment companies without a leveraged capital structure.  See “Investment Objective, Strategies and Policies—Portfolio Composition—Investment Companies” and “Risks—Investment-Related Risks—Investment Company Risks” in the Prospectus.

Common Stocks.  The Fund’s investments in equity securities include common stock.  Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies.  Therefore, the Fund participates in the success or failure of any company in which it holds stock.  The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market conditions.  Smaller companies are especially sensitive to these factors and may even become valueless.

The Fund will have substantial exposure to equity securities pursuant to the Merger Arbitrage Strategy, as well as under the Convertible/Credit Strategy, when implemented by the Adviser, by virtue of the equity component of the convertible securities in which the Fund invests.  In addition, the Fund will gain exposure to common stocks through the investments of the Underlying Funds in which it invests under the Closed-End Fund Arbitrage Strategy.  There is risk that the value of common stock held by the Fund will fall, sometimes rapidly and unpredictably, due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate or factors relating to specific companies in which the Fund invests.  Common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.  Common stock in which the Fund may invest is structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers.  In addition, while common stock has historically generated higher average returns than debt securities over the long term, common stock has also experienced significantly more volatility in those returns.  An adverse event, such as an unfavorable earnings report, may depress the value of common stock of an issuer held by the Fund.  Also, the price of common stock of an issuer is sensitive to general movements in the stock market, changes in investors’ perceptions of the financial condition of the issuer and the occurrence of political or economic events affecting issuers.  A drop in the stock market may depress the price of most or all of the common stocks to which the Fund has investment exposure.  In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.

The Fund may invest in common stocks of companies of any market capitalization.  Accordingly, the Fund may invest in the common stocks of companies having smaller market capitalizations, including mid-cap and small-cap common stocks.  The common stocks of these companies often have less liquidity than the common stocks of larger companies and these companies frequently have less management depth, narrower market penetrations, less diverse product lines and fewer resources than larger companies.  Due to these and other factors, common stocks of smaller companies may be more susceptible to market downturns and other events, and their prices may be more volatile than the common stocks of larger companies.

Convertible Securities.  The Fund may invest in convertible securities pursuant to the Closed-End Fund Arbitrage Strategy, Merger Arbitrage Strategy and, when implemented by the Adviser, the Convertible/Credit Strategy.  Convertible securities are generally bonds, debentures, notes, preferred securities or other securities or investments that may be converted or exchanged into equity securities (and/or cash or cash equivalents) which may be at a stated exchange ratio or predetermined price (the “conversion price”).  A convertible security is designed to provide current income and also the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock.  Accordingly, these equity-linked instruments offer the potential for equity market participation with potential mitigated downside risk in periods of equity market declines.

A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged.  Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and are designed to provide for a stable stream of income with generally higher yields than common stocks.  However, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations.  In addition, the Fund may invest in zero coupon convertible securities.  Zero coupon securities are debt securities which are issued at a discount to their value at maturity and do not entitle the holder to any periodic payments of interest prior to maturity.  Rather, when a zero coupon security is held to maturity, its entire income return, which consists of accretion of discount, comes from the difference between its purchase price and its maturity value.  Zero coupon convertible securities are convertible into a specific number of shares of the issuer’s common stock and may have put features that provide the holder with the opportunity to sell the securities back to the issuer at a stated price before maturity.  Generally, the prices of zero coupon convertible securities may be more sensitive to market interest rate fluctuations than conventional convertible securities.

Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock.  Convertible debt securities may be subordinate in rank to any senior debt obligations of the issuer and, therefore, such subordinated convertible debt securities entail more risk than its senior debt obligations.  Convertible preferred securities also may be subordinated to debt instruments and non-convertible series of preferred securities in a company’s capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore convertible preferred securities may be subject to greater credit risk than more senior debt instruments.  As such, convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common stock in order of preference or priority on an issuer’s balance sheet.  Below investment grade securities are commonly referred to as “junk bonds.”  To the extent that the Fund invests in convertible securities with credit ratings below investment grade, such securities may have a higher likelihood of default.

A convertible security may contain features that limit an investor’s ability to convert the security into common stock unless certain conditions are met.  A typical feature may require that a security be convertible only when the sale price of the underlying common stock exceeds the conversion price by a specified percentage (e.g., the sale price of the common stock is greater than or equal to 130% of the conversion price) for a certain specified period of time (e.g., for at least 20 days during a span of 30 consecutive days in a month), or upon the occurrence of certain other specified conditions.  In addition, a convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue.  If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

Convertible securities have valuation characteristics similar to both debt and equity securities.  Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation.  The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock.  The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.”  The investment value of the convertible security typically will fluctuate based on the credit quality of the issuer and will fluctuate inversely with changes in prevailing interest rates.  However, at the same time, the value of a convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted.  Conversion value fluctuates directly with the price of the underlying common stock, and will therefore be subject to risks relating to the activities of the issuer of the underlying common stock and general market and economic conditions.  Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument.

If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.  Generally, if the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value.  A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

Debt and preferred securities with warrants attached to purchase equity securities have economic characteristics similar to convertible securities and their prices may, to some degree, reflect the performance of the underlying stock.  A warrant is a right to purchase common stock at a specific price (usually at a premium above the market value of the underlying common stock at the time of issuance) during a specified period of time.

Mandatory Convertible Securities.  Mandatory convertible securities are distinguished as a subset of convertible securities because the conversion is not optional and the conversion price at maturity (or redemption) is based solely upon the market price of the underlying common stock, which may be significantly less than par or the price (above or below par) paid.  Mandatory convertible securities automatically convert to equity securities at maturity.  For these reasons, the risks associated with investing in mandatory convertible securities most closely resemble the risks inherent in equity securities.  Mandatory convertible securities customarily pay a higher coupon yield to compensate for the potential risk of additional price volatility and loss upon redemption.  Since the correlation of common stock risk increases as the security approaches its redemption date, there can be no assurance that the higher coupon will compensate for the potential loss.

Contingent Convertible Securities.  Similar to mandatory convertible securities (and unlike traditional convertible securities), contingent convertible securities generally provide for mandatory conversion into common stock of the issuer under certain circumstances.  The mandatory conversion might be automatically triggered, for instance, if a company fails to meet the minimum amount of capital described in the security, the company’s regulator makes a determination that the security should convert or the company receives specified levels of extraordinary public support.  Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy.  In addition, some contingent convertible securities have a set stock conversion rate that would cause a reduction in value of the security if the price of the stock is below the conversion price on the conversion date.

Exchangeable Debt Securities. Exchangeable debt securities are convertible debt securities in which the underlying common stock is issued by an entity that is different than the issuer of the convertible securities, often a subsidiary of the issuer.  The valuation of an exchangeable debt security is similar to that of a convertible debt security, with the conversion value influenced by the underlying common stock issuer.

Synthetic Convertible Securities. A synthetic convertible security is a derivative position composed of two or more distinct securities whose economic characteristics, when taken together, resemble those of traditional convertible securities, i.e., an income producing security (“income producing component”) and the right to acquire an equity security (“convertible component”).  For example, the income producing component may be achieved by purchasing non-convertible income producing securities such as bonds, preferred securities or money market instruments and the convertible component may be achieved through warrants or options to buy common stock at a certain exercise price, or options on a stock index.

Synthetic convertibles are typically offered by financial institutions in private placement transactions and are typically sold back to the offering institution.  Upon conversion, the holder generally receives from the offering institution an amount in cash equal to the difference between the conversion price and the then-current value of the underlying security.  Synthetic convertible securities created by other parties generally have the same attributes of a traditional convertible security; however, the issuer of the synthetic convertible security assumes the credit risk associated with the investment, rather than the issuer of the underlying equity security into which the instrument is convertible.  Therefore, the Fund is subject to the credit risk associated with the counterparty creating the synthetic convertible instrument.  The Fund may also create synthetic convertible securities itself by purchasing the separate component securities.

Synthetic convertible securities may differ from traditional convertible securities in several respects.  The value of a synthetic convertible is the sum of the values of its income producing component and its convertible component.  Thus, the values of a synthetic convertible and a traditional convertible security will respond differently to market fluctuations.  If the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Purchasing a synthetic convertible security may provide greater flexibility than purchasing a traditional convertible security, including the ability to combine components representing distinct issuers or to combine a fixed income security with a call option on a stock index.  In addition, synthetic convertible securities may alter the characteristics common to traditional convertible securities such as by offering enhanced yields in exchange for reduced capital appreciation or less downside protection.  The component parts of a synthetic convertible security may be purchased simultaneously or separately.

The holder of a synthetic convertible faces the risk that the price of the stock, or the level of the market index underlying the convertible component, will decline.  In addition, in purchasing a synthetic convertible security, a Fund may have counterparty risk with respect to the financial institution that offers the instrument or with respect to the institution that issued the income producing component of the convertible security when such an institution is not the financial institution creating the synthetic convertible security.  Synthetic convertible securities are also subject to the risks associated with derivatives.

Corporate Debt Securities.  Corporate debt securities are long- and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper).  The Fund will consider corporate debt securities to be of investment grade quality if they are rated “BBB” or higher by Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies (“S&P”) or Fitch Ratings, Inc., or “Baa” or higher by Moody’s Investors Service, Inc. (“Moody’s”) or, if unrated, determined by the Adviser or a Sub-Adviser, as applicable, to be of comparable quality.  Investment grade debt securities generally have adequate to strong protection of principal and interest payments.  In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories.  The Fund may invest in both secured and unsecured corporate bonds.  A secured bond is backed by collateral and an unsecured bond is not.  Therefore an unsecured bond may have a lower recovery value than a secured bond in the event of a default by its issuer.  The Adviser or a Sub-Adviser may incorrectly analyze the risks inherent in corporate bonds, such as the issuer’s ability to meet interest and principal payments, resulting in a loss to the Fund.  See also “—High Yield Securities.”

Cyber Security Risk.  As the use of Internet technology has become more prevalent in the course of business, the Fund has become more susceptible to potential operational risks through breaches in cyber security.  A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity.  Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss.  Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users.  In addition, cyber security breaches of the Fund’s third party service providers, such as its administrator, transfer agent, custodian, or the Adviser or Sub-Advisers, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches.  There is no guarantee that any efforts designed to reduce the risks associated with cyber security will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.

Depositary Receipts.  The Fund may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”).  ADRs are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer.  ADRs, in sponsored form, are designed for use in U.S. securities markets.  A sponsoring company provides financial information to the bank and may subsidize administration of the ADR.  Unsponsored ADRs may be created by a broker-dealer or depository bank without the participation of the foreign issuer.  Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR.  The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.  Unsponsored ADRs may carry more risk than sponsored ADRs because of the absence of financial information provided by the underlying company.  Many of the risks described below regarding foreign securities apply to investments in ADRs.

Derivatives.  The Fund intends to utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks or enhancing return.  These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called “Derivative Transactions”).  In addition, Derivative Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur.  Derivative Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund’s portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities.  Some Derivative Transactions may also be used to enhance potential gain.  Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Derivative Transaction is a function of numerous variables including market conditions.  The ability of the Fund to utilize these Derivative Transactions successfully will depend on the Adviser’s or a Sub-Adviser’s ability to predict pertinent market movements, which cannot be assured.  The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.  Derivative Transactions will not be used to alter fundamental investment purposes and characteristics of the Fund, and the Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Fund.

Derivative Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s or a Sub-Adviser’s view as to certain market movements is incorrect, the risk that the use of such Derivative Transactions could result in losses greater than if they had not been used.  Use of Derivative Transactions may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than or lower than current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell.  The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency.

The use of options and futures transactions entails certain other risks.  In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund’s position.  In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets.  As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all.  Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position.  Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium.  Losses resulting from the use of Derivative Transactions would reduce NAV, and possibly income, and such losses can be greater than if the Derivative Transactions had not been utilized.

General Characteristics of Options.  Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold.  Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below.  In addition, many Derivative Transactions involving options require segregation of Fund assets in special accounts, as described below under “—Segregation and Cover Requirements.”

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price.  For instance, the Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price.  A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price.  The Fund’s purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument.  An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto.  The Fund is authorized to purchase and sell exchange listed options and over-the-counter options (“OTC options”).  Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options.  The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available.  Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.  Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market.  Among the possible reasons for the absence of a liquid option market on an exchange are:  (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded.  To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty.  In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties.  The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days.  The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option.  As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction.  Accordingly, the Adviser or a Sub-Adviser, as applicable, must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied.  The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of “A-1” from S&P or “P-1” from Moody’s or an equivalent rating from any nationally recognized statistical rating organization (“NRSRO”) or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Adviser or a Sub-Adviser, as applicable.  The staff of the SEC currently takes the position that OTC options purchased by the Fund, and portfolio securities “covering” the amount of the Fund’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund’s income.  The sale of put options can also provide income.

The Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts.  All calls sold by the Fund must be “covered” (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding.  Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities.  In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures.  The Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes or to enhance returns.  Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below.  The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount).  Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin), which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances).  Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark-to-market value of the contract fluctuates.  The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund.  If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position.  Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Options on Securities Indices and Other Financial Indices.  The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments.  Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified).  This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value.  The seller of the option is obligated, in return for the premium received, to make delivery of this amount.  The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Eurodollar Instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon that are linked to the LIBOR, although foreign currency-denominated instruments are available from time to time.  Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings.  The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Foreign Currencies.  Because investments in foreign securities usually will involve currencies of foreign countries, and because the Fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies.  Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

The strength or weakness of the U.S. dollar against these currencies is responsible for part of the Fund’s investment performance.  If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged.  Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall.  Many foreign currencies have experienced significant devaluation relative to the dollar.

Although the Fund values its assets daily in terms of U.S. dollars, it may not convert its holdings of foreign currencies into U.S. dollars on a daily basis.  Investors should be aware of the costs of currency conversion.  Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies.  Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.  The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Currency Transactions.  The Fund may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value, or to enhance return.  Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps.  A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below.

Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom.  Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging.  Proxy hedging is often used when the currency to which the Fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar.  Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the Fund’s portfolio securities are or are expected to be denominated, in exchange for U.S. dollars.  The amount of the commitment or option would not exceed the value of the Fund’s securities denominated in correlated currencies.  For example, if the Adviser considers that the Austrian schilling is correlated to the German deutschemark (the “D-mark”), the Fund holds securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a commitment or option to sell D-marks and buy dollars.  Currency hedging involves some of the same risks and considerations as other transactions with similar instruments.  Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated.  Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging.  If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions.  Currency transactions are subject to risks different from those of other portfolio transactions.  Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments.  These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.  Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally.  Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation.  Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available.  Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Risks of Derivative Transactions Outside the United States.  When conducted outside the United States, Derivative Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.  The value of such positions also could be adversely affected by:  (i) other complex foreign political, legal and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lower trading volume and liquidity.

Swaps, Caps, Floors and Collars.  Among the Derivative Transactions into which the Fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars.  The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.  The Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay.  Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.  A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices.  The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount.  The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.  A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.  Inasmuch as the Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Fund believes such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions.  If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.  The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  As a result, the swap market has become relatively liquid.  Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Structured Notes.  Structured notes are derivative debt securities, the interest rate or principal of which is determined by reference to changes in value of a specific security, reference rate, or index.  Indexed securities, similar to structured notes, are typically, but not always, debt securities whose value at maturity or coupon rate is determined by reference to other securities.  The performance of a structured note or indexed security is based upon the performance of the underlying instrument.

The terms of a structured note may provide that, in certain circumstances, no principal is due on maturity and, therefore, may result in loss of investment.  Structured notes may be indexed positively or negatively to the performance of the underlying instrument such that the appreciation or deprecation of the underlying instrument will have a similar effect to the value of the structured note at maturity or of any coupon payment.  In addition, changes in the interest rate and value of the principal at maturity may be fixed at a specific multiple of the change in value of the underlying instrument, making the value of the structured note more volatile than the underlying instrument.  In addition, structured notes may be less liquid and more difficult to price accurately than less complex securities or traditional debt securities.

Commodity-Linked Derivatives.  The Fund may invest in instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts, or the performance of commodity indices such as “commodity-linked” or “index-linked” notes.  These instruments are sometimes referred to as “structured notes” because the terms of the instrument may be structured by the issuer of the note and the purchaser of the note, such as the Fund.

The values of these notes will rise and fall in response to changes in the underlying commodity or related index or investment.  These notes expose the Fund economically to movements in commodity prices, but a particular note has many features of a debt obligation.  These notes also are subject to credit and interest rate risks that in general affect the value of debt securities.  Therefore, at the maturity of the note, the Fund may receive more or less principal than it originally invested.  The Fund might receive interest payments on the note that are more or less than the stated coupon interest rate payments.

Structured notes may involve leverage, meaning that the value of the instrument will be calculated as a multiple of the upward or downward price movement of the underlying commodity future or index.  The prices of commodity-linked instruments may move in different directions than investments in traditional equity and debt securities in periods of rising inflation.  Of course, there can be no guarantee that the Fund’s commodity-linked investments would not be correlated with traditional financial assets under any particular market conditions.

Commodity-linked notes may be issued by U.S. and foreign banks, brokerage firms, insurance companies and other corporations.  These notes, in addition to fluctuating in response to changes in the underlying commodity assets, will be subject to credit and interest rate risks that typically affect debt securities.

The commodity-linked instruments may be wholly principal protected, partially principal protected or offer no principal protection.  With a wholly principal protected instrument, the Fund will receive at maturity the greater of the par value of the note or the increase in value of the underlying index.  Partially protected instruments may suffer some loss of principal up to a specified limit if the underlying index declines in value during the term of the instrument.  For instruments without principal protection, there is a risk that the instrument could lose all of its value if the index declines sufficiently.  The Adviser’s or a Sub-Adviser’s decision on whether and to what extent to use principal protection depends in part on the cost of the protection.  In addition, the ability of the Fund to take advantage of any protection feature depends on the creditworthiness of the issuer of the instrument.

Commodity-linked derivatives are generally hybrid instruments which are excluded from regulation under the Commodity Exchange Act (the “CEA”) and the rules thereunder.  Additionally, from time to time the Fund may invest in other hybrid instruments that do not qualify for exemption from regulation under the CEA.

Segregation and Cover Requirements.  As an investment company registered with the SEC, the Fund must segregate liquid assets, or engage in other measures to “cover” open positions with respect to certain kinds of derivatives and other transactions.  The Fund or the Underlying Funds may incur losses on derivatives and other leveraged investments (including the entire amount of a fund’s investment in such investments) even if they are covered.  To the extent that a fund does not segregate liquid assets or otherwise cover its obligations under any such transactions (e.g., through offsetting positions), certain types of these transactions will be treated as senior securities representing leverage for purposes of the requirements under the 1940 Act; and, therefore, a fund may not enter into any such transactions if the fund’s leverage would thereby exceed the limits of the 1940 Act.

The Fund’s derivative transactions are generally subject to earmarking and coverage requirements of either the Commodity Futures Trading Commission (the “CFTC”) or the SEC, with the result that, if the Fund does not hold the security or futures contract underlying the instrument, the Fund intends to designate on its books and records on an ongoing basis, cash or liquid securities in an amount at least equal to the Fund’s obligations with respect to such instruments.  Such amounts may fluctuate as the obligations increase or decrease.  The earmarking requirement can result in the Fund maintaining securities positions it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so and otherwise restrict portfolio management.

In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities or instruments required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian of the Fund in accordance with established procedures.  The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them.  A call option on securities written by the Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade debt obligations sufficient to purchase and deliver the securities if the call is exercised.  A call option sold by the Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid high grade debt obligations equal to the excess of the index value over the exercise price on a current basis.  A put option on securities written by the Fund will require the Fund to segregate liquid high grade debt obligations equal to the exercise price.

Over-the-counter options entered into by the Fund, including those on securities, financial instruments or indexes, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the Fund will not be required to do so.  As a result, when the Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options.  OCC-issued and exchange-listed options sold by the Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option.  OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option on a futures contract, the Fund must deposit the initial margin and, in some instances, the daily variation margin in addition to segregating liquid assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract.  The Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of liquid assets having an aggregate value equal to at least the accrued excess.  Caps, floors and collars require segregation of liquid assets with a value equal to the Fund’s net obligation, if any.

In the case of forward currency contracts that are not contractually required to cash settle, the Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open.  With respect to forward currency contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value.

In the case of swaps that do not cash settle, for example, the Fund must set aside liquid assets equal to the full notional amount of the swaps while the positions are open.  With respect to swaps that cash settle, however, the Fund may set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the swaps, if any, rather than their full notional amount.

Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies.  The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related derivatives.  Other derivatives may also be offset in combinations.  If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.  The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

Combined Transactions.  The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (“component” transactions), instead of a single Derivative Transaction, as part of a single or combined strategy when, in the opinion of the Adviser or a Sub-Adviser, it is in the best interests of the Fund to do so.  A combined transaction will usually contain elements of risk that are present in each of its component transactions.  Although combined transactions are normally entered into based on the Adviser’s or a Sub-Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objectives.

Regulation as a “Commodity Pool.”  The CFTC has recently adopted amendments to CFTC Rule 4.5 which requires operators of registered investment companies to either limit such investment companies’ use of futures, options on futures and swaps or register as a “commodity pool operator” (“CPO”) and submit to dual regulation by the CFTC and the SEC.  In order to be able to comply with the exclusion from the CPO definition pursuant to CFTC Rule 4.5 with respect to the Fund, the Adviser must limit the Fund’s transactions in commodity futures, commodity option contracts and swaps for non-hedging purposes by either (a) limiting the aggregate initial margin and premiums required to establish non-hedging commodities positions to not more than 5% of the liquidation value of the Fund’s portfolio after taking into account unrealized profits and losses on any such contract or (b) limiting the aggregate net notional value of non-hedging commodities positions to not more than 100% of the liquidation value of the Fund’s portfolio after taking into account unrealized profits and losses on such positions.  In the event that the Fund’s investments in such instruments exceed one of these thresholds, the Adviser would no longer be excluded from the CPO definition and may be required to register as a CPO, and the Sub-Adviser(s) may be required to register as a commodity trading advisor (“CTA”).  In the event the Adviser or the Sub-Adviser(s) is required to register as a CPO or CTA, as applicable, it will become subject to additional recordkeeping and reporting requirements with respect to the Fund.  The Adviser has claimed an exclusion from the definition of a CPO with respect to the Fund under the amended rules.  The Fund reserves the right to engage in transactions involving futures, options thereon and swaps in accordance with the Fund’s policies.

Emerging Markets Securities.  The Fund may invest in non-U.S. securities, including securities from emerging market countries.  Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries.  These risks include (i) the smaller market capitalization of securities markets, which may suffer periods of relative illiquidity, (ii) significant price volatility, (iii) restrictions on foreign investment, and (iv) possible repatriation of investment income and capital.  In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or the creation of government monopolies.  The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons.  Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents.  Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of the Fund.

Investments in emerging markets may be considered speculative.  In addition, currency hedging techniques may be unavailable in certain emerging market countries.  Further, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.  The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries.  In addition, the Fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets.  The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund’s securities in such markets may not be readily available.

Additional risks of emerging markets securities may include (i) greater social, economic and political uncertainty and instability (including amplified risk of war and terrorism), (ii) more substantial governmental involvement in the economy, (iii) less governmental supervision and regulation, (iv) the unavailability of currency hedging technique, (v) companies that are newly organized and small, (vi) differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers, and (vii) less developed legal systems.  In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions.  Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security.  Such a delay could result in possible liability to a purchaser of the security.

Exchange-Traded Notes.  The Fund may invested in exchange-traded notes (“ETNs”), which are a type of unsecured, unsubordinated debt security.  ETNs combine certain aspects of bonds and ETFs.  Similar to ETFs, ETNs are traded on a major exchange (e.g., the New York Stock Exchange (the “NYSE”)) during normal trading hours, although trading volume can be limited.  However, investors can also hold the ETN until maturity.  At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s index factor.  ETN returns are based upon the performance of a market index minus applicable fees.  ETNs do not make periodic coupon payments and provide no principal protection.  The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index.  The value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying index remaining unchanged.

Foreign Investments.  The Fund may invest in foreign securities.  When foreign securities are denominated and traded in foreign currencies, the value of the Fund’s foreign investments and the value of its Shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.  There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S.  The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.  Foreign brokerage commissions and other fees are also generally higher than in the U.S.  Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund’s assets held abroad) and expenses not present in the settlement of investments in U.S. markets.  Payment for securities without delivery may be required in certain foreign markets.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the Fund’s investments in certain foreign countries.  Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries.  As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities.  There is also generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S.  Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.  Moreover, foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the U.S. or in other foreign countries.  The laws of some foreign countries may limit the Fund’s ability to invest in securities of certain issuers organized under the laws of those foreign countries.

Many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the U.S. and other countries with which they trade.  These economies also have been and may continue to be negatively impacted by economic conditions in the U.S. and other trading partners, which can lower the demand for goods produced in those countries.

Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations.

Government Debt Securities.  The Fund may invest in government debt securities, which are debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.  Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as “stripped” or “zero coupon” U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds.  Stripped securities are sold at a discount to their “face value,” and may exhibit greater price volatility than interest-bearing securities because investors receive no payment until maturity.  Other obligations of certain agencies and instrumentalities of the U.S. Government are supported only by the credit of the instrumentality.  The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer were to default, the Fund might not be able to recover its investment from the U.S. Government.

The Fund also may invest in foreign government debt, which includes bonds that are issued or backed by foreign governments or their agencies, instrumentalities or political subdivisions or by foreign central banks.  The governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with terms of such debt, and the Fund may have limited legal recourse in the event of default.  In addition, since 2010, the risks of investing in certain foreign government debt have increased dramatically as a result of the ongoing European debt crisis which began in Greece and has spread throughout various other European countries.  These debt crises and the ongoing efforts of governments around the world to address these debt crises have also resulted in increased volatility and uncertainty in the global securities markets and it is impossible to predict the effects of these or similar events in the future on the Fund, though it is possible that these or similar events could have a significant adverse impact on the value and risk profile of the Fund.

Illiquid Securities and Restricted Securities.  Certain securities may be subject to legal or contractual restrictions on resale (“restricted securities”).  Generally speaking, restricted securities may be sold: (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (“1933 Act”).  Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid.  For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.  The Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid.  Such securities may be illiquid, for example, because there is a limited trading market for them.

The Fund may be unable to sell a restricted or illiquid security.  In addition, it may be more difficult to determine a market value for restricted or illiquid securities.  Moreover, if adverse market conditions were to develop during the period between the Fund’s decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell.

Indexed Securities.  The Fund may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”).  Most indexed securities have maturities of three years or less.

Indexed securities differ from other types of debt securities in which the Fund may invest in several respects.  First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated).  The reference instrument need not be related to the terms of the indexed security.  For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies.  An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases.  Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Investment in indexed securities involves certain risks.  In addition to the credit risk of the security’s issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments.  Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity.  Finally, indexed securities may be more volatile than the reference instruments underlying the indexed securities.

Initial Public Offerings.  The Fund may invest in securities issued as part of initial public offerings (“IPOs”).  Shares purchased in IPOs frequently are volatile in price and the Fund may hold IPO shares for a very short period of time.  This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs.  By selling shares, the Fund may realize taxable capital gains that they will subsequently distribute to Shareholders.  Investing in IPOs has added risks because their shares are frequently volatile in price.  As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

Investment Company Securities.  The Fund may invest in the securities of other investment companies, including closed-end funds, open-end funds, ETFs, unit investment trusts and BDCs registered under the 1940 Act (collectively, the “Underlying Funds”), to the extent permitted under applicable law and subject to certain restrictions.

Under sections 12(d)(1)(A) and 12(d)(1)(B) of the 1940 Act, the Fund may hold securities of Underlying Funds in amounts which (i) do not exceed 3% of the total outstanding voting stock of an Underlying Fund, (ii) do not exceed 5% of the value of the Fund’s total assets and (iii) when added to all other Underlying Fund securities held by the Fund, do not exceed 10% of the value of the Fund’s total assets.  These limits may be exceeded when permitted by SEC order or other applicable law or regulatory guidance.

In addition, to comply with provisions of the 1940 Act, in any matter upon which Underlying Fund stockholders are solicited to vote, the Adviser or a Sub-Adviser, as applicable, may be required to vote Underlying Fund shares in the same proportion as shares held by other stockholders of the Underlying Fund.

Acquired funds typically incur fees that are separate from those fees incurred directly by the Fund.  The Fund’s purchase of investment company securities results in the layering of expenses as Shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses.  In addition, the securities of other investment companies may also be leveraged and will therefore will be subject to certain leverage risks.  The NAV and market value of leveraged securities will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged securities.  Investment companies may also have investment policies that differ from those of the Fund.

Under certain circumstances an open-end investment company in which the Fund invests may determine to make a payment of a redemption by the Fund wholly or in part by a distribution in kind of securities from its portfolio, instead of in cash.  As a result, the Fund may hold such securities until the Adviser or a Sub-Adviser, as applicable, determines it is appropriate to dispose of them.  Such disposition will impose additional costs on the Fund.

Investment decisions by the investment advisers to the registered investment companies in which the Fund invests are made independently of the Fund.  At any particular time, an Underlying Fund may be purchasing shares of an issuer whose shares are being sold by another Underlying Fund.  As a result, under these circumstances the Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.  See also “—Exchange Traded Funds” and “—Business Development Companies.”

Investment Grade Debt Securities.  Investment grade securities are those rated “Baa” or higher by Moody’s or “BBB” or higher by S&P or rated similarly by another NRSRO or, if unrated, judged to be of equivalent quality as determined by the Adviser or a Sub-Adviser, as applicable.  Moody’s considers bonds it rates “Baa” to have speculative elements as well as investment-grade characteristics.  To the extent that the Fund invests in higher-grade securities, the Fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.

Lending of Portfolio Securities.  The Fund may lend its portfolio securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations.  By lending its portfolio securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan.  Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund.  The Fund may lend its portfolio securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to the market” on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receives reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value.  There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities to a lending agent for services in arranging the securities loans, so long as such fees are set forth in a written contract consistent with requirements (a) to (d) as set forth above and approved by the investment company’s board of directors.  In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

Loans.  The loans in which the Fund may invest include, but is not limited to, senior loans, second lien loans, adjustable rate subordinated loans and marketplace lending loans, as described below.

Senior Loans.  The Fund may invest in (i) senior loans made by banks or other financial institutions to borrowers, (ii) assignments of such interests in senior loans, or (iii) participation interests in senior loans.  Senior loans hold the most senior position in the capital structure of a borrower, are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower.  The capital structure of a borrower may include senior loans, senior and junior subordinated debt, preferred stock and common stock issued by the borrower, typically in descending order of seniority with respect to claims on the borrower’s assets.  The proceeds of senior loans primarily are used by borrowers to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings, internal growth and for other corporate purposes . A senior loan is typically originated, negotiated and structured by a U.S. or non-U.S. commercial bank, insurance company, finance company or other financial institution (“Agent”) for a lending syndicate of financial institutions which typically includes the Agent (“Lenders”).  The Agent typically administers and enforces the senior loan on behalf of the other Lenders in the syndicate.  In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Lenders.  The Fund normally will rely primarily on the Agent to collect principal of and interest on a senior loan.  Also, the Fund usually will rely on the Agent to monitor compliance by the borrower with the restrictive covenants in a loan agreement.

A financial institution’s employment as an Agent under a senior loan might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent.  A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the loan agreement would likely remain available to holders of such indebtedness.  However, if assets held by the terminated Agent for the benefit of the Fund were determined to be subject to the claims of the Agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a senior loan or loan participation and could suffer a loss of principal and/or interest.  In situations involving other interposed financial institutions (e.g., an insurance company or government agency) similar risks may arise.

Senior loans typically have rates of interest that are re-determined either daily, monthly, quarterly or semi-annually by reference to a base lending rate plus a premium or credit spread.  These base lending rates are primarily LIBOR, and secondarily the prime rate offered by one or more major U.S. banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.  As adjustable rate loans, the frequency of how often a senior loan resets its interest rate will impact how closely such senior loans track current market interest rates.

The Fund may purchase participation interests in the original syndicate making senior loans.  Loan participation interests typically represent direct participations in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates.  The Fund may participate in such syndications, or can buy part of a senior loan, becoming a part Lender.  When purchasing a participation interest, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary.  The participation interests in which the Fund may invest may not be rated by any NRSRO.

The Fund may purchase and retain in its portfolio senior loans payable by borrowers that have experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring.  Such investments may provide opportunities for enhanced income as well as capital appreciation.  At times, in connection with the restructuring of a senior loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior debt instruments in exchange for all or a portion of a senior loan.

There can be no assurance the liquidation of collateral securing a senior loan in which the Fund invests would satisfy a borrower’s obligation to the Fund in the event of borrower default or that such collateral could be readily liquidated under such circumstances.  If the terms of a senior loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the senior loan.  In the event of bankruptcy of a borrower, the Fund could also experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a senior loan.  Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the senior loans to presently existing or future indebtedness of the Borrower or take other action detrimental to lenders, including the Fund. Such court action could under certain circumstances include invalidation of senior loans.

Second Lien Loans.  The Fund may invest in second lien loans and unsecured loans.  Such loans are made by public and private corporations and other non-governmental borrowers for a variety of purposes.  As in the case of senior loans, the Fund may purchase interests in second lien loans and unsecured loans through assignments or participations.  Second lien loans have similar characteristics as senior loans except that such interests are second in lien property rather than first.  Second lien loans are second in priority of payment to one or more senior loans of the related borrower and are typically secured by a second priority security interest or lien to or on specified collateral securing the borrower’s obligation under the interest.  They typically have similar protections and rights as senior loans.  Second lien loans are not (and by their terms cannot become) subordinate in priority of payment to any obligation of the related borrower other than senior loans of such borrower.  Second lien loans may feature fixed or floating rate interest payments.  Because second lien loans are second to senior loans, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk.  In addition, second lien loans of below investment grade quality share many of the risk characteristics of other below investment grade debt instruments.

Unsecured loans generally have lower priority in right of payment compared to holders of secured interests of the borrower.  Unsecured loans are not secured by a security interest or lien to or on specified collateral securing the borrower’s obligation under the interest.  Unsecured loans by their terms may be or may become subordinate in right of payment to other obligations of the borrower, including senior loans, second lien loans and other interests.  Unsecured loans may have fixed or adjustable floating rate interest payments.  Because unsecured loans are subordinate to senior loans and other secured debt of the borrower, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk.  Such investments generally are of below investment grade quality.  Unsecured loans of below investment grade quality share the same risks of other below investment grade debt instruments.

Second lien loans and unsecured loans generally are subject to the same risks associated with investments in senior loans, as discussed above.  Because second lien loans and unsecured loans are lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower.  This risk is generally higher for unsecured loans, which are not backed by a security interest in any specific collateral.  Second lien loans and unsecured loans are expected to have greater price volatility than senior loans and may be less liquid.

Subordinated Loans.  The subordinated loans in which the Fund may invest are typically privately-negotiated investments that rank subordinate in priority of payment to senior debt, such as senior loans, and are often unsecured.  Because subordinated interests may rank lower as to priority of payment than senior loans and second lien loans of the borrower, they may present a greater degree of investment risk than senior loans and second lien loans but often pay interest at higher rates reflecting this additional risk.  Other than their more subordinated status, such investments have many characteristics and risks similar to senior loans and second lien loans discussed above.  Subordinated interests of below investment grade quality share risks of other below investment grade debt instruments.  Subordinated loans rank senior to common and preferred equity in a borrower’s capital structure.  Subordinated loans may have elements of both debt and equity instruments, offering fixed or adjustable rates of return in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest.  This equity interest may take the form of warrants or direct equity investments which will be in conjunction with the subordinated loans.  Due to their higher risk profile and often less restrictive covenants as compared to senior loans, subordinated loans generally earn a higher return than secured senior loans.  The warrants associated with subordinated loans are typically detachable, which allows lenders the opportunity to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower.  Subordinated loans also may include a “put” feature, which permits the holder to sell its equity interest back to the borrower at a price determined through an agreed formula.

The Fund may invest in subordinated loans that are primarily unsecured and that provide for relatively high rates of interest, providing the Fund with significant current interest income.  The subordinated loans in which the Fund may invest may have interest-only payments in the early years, with amortization of principal deferred to the later years of the subordinated loans.  In some cases, the Fund may acquire subordinated loans that, by their terms, convert into equity or additional debt instruments or defer payments of interest for the first few years after issuance.  Also, in some cases the subordinated loans in which the Fund may invest will be collateralized by a subordinated lien on some or all of the assets of the borrower.

Issuers of subordinated loans and other subordinated debt instruments in which the Fund may invest usually will have, or may be permitted to incur, other debt that ranks equally with, or senior to, the subordinated loans or other subordinated debt instruments.  By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments in respect of subordinated loans or other subordinated debt instruments in which it invests.  Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of an issuer, holders of debt instruments ranking senior to the subordinated loan or other debt instrument in which the Fund invests would typically be entitled to receive payment in full before the Fund receives any distribution in respect of its investment.  After repaying such senior creditors, such issuer may not have any remaining assets to use for repaying its obligation to the Fund.  In the case of debt ranking equally with subordinated loans or other subordinated debt instruments in which the Fund invests, the Fund would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant issuer.  In addition, the Fund will likely not be in a position to control any issuer by investing in its debt instruments.  As a result, the Fund will be subject to the risk that an issuer in which it invests may make business decisions with which the Fund disagrees and the management of such issuer, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve the Fund’s interests as a debt investor.

Loan Participations.  The Fund may purchase a participation interest in a loan and by doing so acquire some or all of the interest of a bank or other lending institution in a loan to a borrower.  A participation typically will result in the Fund having a contractual relationship only with the Lender, not the borrower.  As a result, the Fund assumes the credit risk of the Lender selling the participation in addition to the credit risk of the borrower.  By purchasing a participation, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the participation and only upon receipt by the Lender of the payments from the borrower.  In the event of insolvency or bankruptcy of the Lender selling the participation, the Fund may be treated as a general creditor of the Lender and may not have a senior claim to the Lender’s interest in the loan.  If the Fund only acquires a participation in the loan made by a third party, the Fund may not be able to control the exercise of any remedies that the Lender would have under the loan.  Such third party participation arrangements are designed to give loan investors preferential treatment over high yield investors in the event of a deterioration in the credit quality of the borrower.  Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the loan will be repaid in full.

Marketplace Lending Loans.  The Fund may invest in loans to consumers, small- and mid-sized companies and other borrowers originated through online platforms that provide a marketplace for lending.  In investing in such marketplace lending loans, a Sub-Adviser will be reliant in part on limited borrower information obtained by the platform, which information may not all be verifiable and may be outdated.  There is risk that the credit rating assigned to a borrower by the platform and the interest rate assigned to a loan may not be accurate or appropriately set.  The Fund may be subject to the credit and default risk of the borrower and the operator of the platform (or its affiliates), which risk may be greater than the credit and default risk associated with borrowers of many of the traditional loans in which the Fund may invest.  The marketplace lending loans in which the Fund may invest may be illiquid.  Due to the limited operating history of the lending platforms through which marketplace lending loans are originated, there is uncertainty as to the long term outlook of the marketplace lending industry.  In addition, there is some regulatory uncertainty within the industry and a different application or interpretation of current law or any new laws and regulations may limit or prohibit the ability of the online marketplace lending platforms to operate their business.  The Fund will generally have limited to no recourse against defaulting borrowers.

Municipal Securities.  The Fund invest in municipal securities, which are securities that share the attributes of fixed income securities in general but are issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities.  Although the interest earned on many municipal securities is exempt from federal income tax, the Fund may invest in taxable municipal securities as well.

The municipal securities in which the Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law.  General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source.  Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source.  Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues.  The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities.  Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

Under the Code, certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.

Obligations of Supranational Entities.  The Fund may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies.  Examples include the International Bank for Reconstruction and Development, the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank.  Each supranational entity’s lending activities are limited to a percentage of its total capital (including “callable capital” contributed by its governmental members at the entity’s call), reserves and net income.  There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

Preferred Securities.  Preferred securities represent an equity ownership interest in the issuer and has a preference over common stock in liquidation (and generally as to dividends as well), but is subordinated to the liabilities of the issuer in all respects.  Some preferred securities also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock.  As a general rule, the market value of preferred securities with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred securities generally also reflects some element of conversion value.  Because preferred securities are junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of preferred securities than in a more senior debt security with similarly stated yield characteristics.  The market value of preferred securities will also generally reflect whether (and, if so, when) the issuer may force holders to sell their preferred securities back to the issuer and whether (and, if so, when) the holders may force the issuer to buy back their preferred securities.  Generally, the right of the issuer to repurchase the preferred securities tends to reduce any premium that the preferred securities might otherwise trade at due to interest rate or credit factors, while the right of the holders to require the issuer to repurchase the preferred securities tends to reduce any discount that the preferred securities might otherwise trade at due to interest rate or credit factors.  In addition, some preferred securities are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid.  A portion of the Fund’s portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders.  There is no assurance that dividends or distributions on non-cumulative preferred securities in which the Fund invests will be declared or otherwise paid.  Preferred securities of certain companies offer the opportunity for capital appreciation as well as periodic income.  This may be particularly true in the case of companies that have performed below expectations.  If a company’s performance has been poor enough, its preferred securities may trade more like common stock than like other fixed income securities, which may result in above average appreciation if the company’s performance improves.

Real Estate Investment Trusts.  Real estate investment trusts (“REITs”) are typically publicly traded corporations or trusts that invest in residential or commercial real estate.  REITs generally can be divided into the following three types: (i) equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation; (ii) mortgage REITs, which invest the majority of their assets in real estate mortgage loans and derive their income primarily from interest payments; and (iii) hybrid REITs which combine the characteristics of equity REITs and mortgage REITs.  Generally, dividends received by the Fund from REIT shares and distributed to the Fund’s Shareholders are not likely to constitute “qualified dividend income” eligible for the reduced tax rate applicable to qualified dividend income; therefore, the portion of the dividend income attributable to REIT shares held by the Fund that Shareholders of the Fund receive will likely be treated as ordinary income and taxed at a higher rate than dividends eligible for the reduced tax rate applicable to qualified dividend income.  The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to expenses paid by the Fund.

Investment in REITs may subject the Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income.  Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate.  Changes in interest rates may also affect the value of the Fund’s investment in REITs.  For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities.  Furthermore, REITs are dependent upon specialized management skills and have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects.  REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from the registration requirements of the 1940 Act.  By investing in REITs indirectly through the Fund, a Shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.  In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Reverse Repurchase Agreements.  The Fund may enter into reverse repurchase agreements, which involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment.  At the time the Fund enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest).  If the Fund establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Fund; however, under certain circumstances in which the Fund does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Fund’s limitation on borrowings.  The use by the Fund of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities.  See “Risks—Leverage Risks” in the Prospectus.

Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase.  Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.  Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Rights.  The Fund may hold rights.  Rights are usually granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued to the public.  The right entitles its holder to buy common stock at a specified price.  Rights have similar features to warrants, except that the life of a right is typically much shorter, usually a few weeks.  The Adviser believes rights may become underpriced if they are sold without regard to value and if analysts do not include them in their research.  One risk in investing in rights is that the Adviser might miscalculate their value resulting in a loss to the Fund.  Another risk is the underlying common stock may not reach the Adviser’s anticipated price within the life of the right.

Short Sales.  The Fund may sell securities short.  When the Fund takes a long position, it purchases a stock outright.  When the Fund takes a short position, it sells at the current market price a stock it does not own but has borrowed in anticipation that the market price of the stock will decline.  To complete, or close out, the short sale transaction, the Fund buys the same stock in the market and returns it to the lender.  The price at such time may be more or less than the price at which the security was sold by the Fund.  Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan.  To borrow the security, the Fund may also be required to pay a premium, which would increase the cost of the security sold.  The proceeds of the short sale will be retained by the broker to the extent necessary to meet the margin requirements, until the short position is closed out.  The Fund makes money when the market price of the borrowed stock goes down and the Fund is able to replace it for less than it earned by selling it short.  Alternatively, if the price of the stock goes up after the short sale and before the short position is closed, the Fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short.

The Fund may not always be able to close out a short position at a particular time or at an acceptable price.  A lender may request that the borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price.  If this occurs at a time that other short sellers of the same security also want to close out their positions, a “short squeeze” can occur.  A short squeeze occurs when demand is greater than supply for the stock sold short.  A short squeeze makes it more likely that the Fund will have to cover its short sale at an unfavorable price.  If that happens, the Fund will lose some or all of the potential profit from, or even incur a loss as a result of, the short sale.

Until the Fund closes its short position or replaces the borrowed security, the Fund will designate liquid assets it owns (other than the short sales proceeds) as segregated assets to the books of the broker and/or its custodian in an amount equal to its obligation to purchase the securities sold short, as required by the 1940 Act.  The amount segregated in this manner will be increased or decreased each business day equal to the change in market value of the Fund’s obligation to purchase the security sold short.  If the lending broker requires the Fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the Fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act.  The amount segregated must be unencumbered by any other obligation or claim other than the obligation that is being covered.  The Fund believes that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at an exercise price that covers the obligation), or by the Fund’s segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the Fund’s borrowing restrictions.  This requirement to segregate assets limits the Fund’s leveraging of its investments and the related risk of losses from leveraging.  The Fund also is required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan.  Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.

Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short.  Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the Fund must pay to a lender of the security.  In addition, because the Fund’s loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited.  By contrast, the Fund’s loss on a long position arises from decreases in the value of the security held by the Fund and therefore is limited by the fact that a security’s value cannot drop below zero.

The use of short sales, in effect, leverages the Fund’s portfolio, which could increase the Fund’s exposure to the market, magnify losses and increase the volatility of returns.

Although the Fund’s Share price may increase if the securities in its long portfolio increase in value more than the securities underlying its short positions, the Fund’s Share price may decrease if the securities underlying its short positions increase in value more than the securities in its long portfolio.

Temporary Investments and Defensive Position.  During the period where the net proceeds of this offering of Shares are being invested or during periods in which the Adviser or a Sub‑Adviser determines that it is temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so, the Fund may deviate from its investment strategy and invest all or any portion of its net assets in cash, cash equivalents or other securities.  The Adviser’s or a Sub‑Adviser’s determination that it is temporarily unable to follow the Fund’s investment strategy or that it is impracticable to do so generally will occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund’s investment strategy is extremely limited or absent.  In such a case, the Fund may not pursue or achieve its investment objective.

Cash and cash equivalents are defined to include, without limitation, the following:

              (1)          U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities.  U.S. Government agency securities include securities issued by:  (a) the Federal Housing Administration, Farmers Home Administration, Export‑Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit.  While the U.S. Government provides financial support to such U.S. Government‑sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law.  The U.S. Government, its agencies, and instrumentalities do not guarantee the market value of their securities.  Consequently, the value of such securities may fluctuate.

              (2)          Certificates of deposit issued against funds deposited in a bank or a savings and loan association.  Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable.  The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon.  Under current Federal Deposit Insurance Corporation (“FDIC”) regulations, the maximum insurance payable as to any one certificate of deposit is $250,000, therefore, certificates of deposit purchased by the Fund may not be fully insured.

              (3)          Repurchase agreements, which involve purchases of debt securities.  At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time.  This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed‑upon market rate.  Such actions afford an opportunity for the Fund to invest temporarily available cash.  Pursuant to the Fund’s policies and procedures, the Fund may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest.  Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities.  The risk to the Fund is limited to the ability of the seller to pay the agreed‑upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral.  If the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest.  The Adviser or a Sub-Adviser, as applicable, monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement.  The Adviser or Sub-Adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed‑upon repurchase price to be paid to the Fund.  If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

              (4)          Commercial paper, which consists of short‑term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations.  Master demand notes are direct lending arrangements between the Fund and a corporation.  There is no secondary market for such notes.  However, they are redeemable by the Fund at any time.  The Adviser or a Sub-Adviser, as applicable, will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand.  Investments in commercial paper will be limited to commercial paper rated in the highest categories by a NRSRO and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

              (5)          The Fund may invest in bankers’ acceptances which are short‑term credit instruments used to finance commercial transactions.  Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise.  The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.  The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

              (6)          The Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest.  There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

              (7)          The Fund may invest in shares of money market funds in accordance with the provisions of the 1940 Act.

Unregistered Funds.  The Fund may invest in unregistered funds on a non-principal basis under the Closed-End Fund Arbitrage Strategy.  In addition to the risks associated with Underlying Funds, as described in the Prospectus, unregistered funds in which the Fund may invest are subject to the following risks.  Unlike Underlying Funds, unregistered funds are largely unregulated.  The interests in an unregistered fund are not registered under federal or state securities laws.  In addition, unregistered funds are not subject to regulation as investment companies under the 1940 Act.  Although unregistered funds often provide certain disclosures to potential investors before they make their investment, such disclosure is not mandated or reviewed by federal or state securities regulators.  As a result, the disclosures provided by unregistered funds may not contain all the categories of information that must be disclosed by registered funds.  In addition, unregistered funds typically do not provide as much information to investors on an ongoing basis as compared with registered funds.

Ownership interests in unregistered funds are generally considered to be illiquid.  They often cannot be sold or otherwise transferred and there is no secondary trading market for them.  Further, interests in unregistered funds may be difficult to value.

Warrants.  The Fund may invest in warrants.  The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price.  Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments.  Warrants pay no dividends and confer no rights other than a purchase option.  Thus, if a warrant held by the Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

When-Issued Securities.  The Fund may from time to time purchase equity and debt securities on a “when-issued,” “delayed delivery” or “forward delivery” basis.  The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date.  During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund.  When the Fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation.  Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income.  While such securities may be sold prior to the settlement date, the Fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.  At the time the Fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its NAV.  The market value of the securities may be more or less than the purchase price.  The Fund will segregate cash or liquid assets in an amount equal in value to commitments for such securities.

MANAGEMENT OF THE FUND

Investment Adviser

RiverNorth Capital Management, LLC is the investment adviser for the Fund pursuant to an Investment Advisory Agreement.  RiverNorth is headquartered at 325 North LaSalle Street, Suite 645, Chicago, Illinois 60654.  Under the oversight of the Board of Directors, the Adviser will be responsible for implementing the Fund’s overall investment strategy, including selecting each Sub-Adviser and determining the amount of the Fund’s Managed Assets to allocate to each Sub-Adviser, managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services.  RiverNorth will also manage a portion of the Fund’s assets directly and will be responsible for the day-to-day management of the assets allocated to the Closed-End Fund Arbitrage Strategy.  Founded in 2000, RiverNorth is registered with the SEC and as of July 31, 2015 managed approximately $3.3 billion for four series of a registered open-end management investment company and private investment funds.  Patrick W. Galley, a portfolio manager of the Fund, and Brian H. Schmucker owns, directly or indirectly, more than 25% of RiverNorth Financial Holdings LLC, the parent company of the Adviser and is deemed to control the Adviser.

Investment Advisory Agreement

For its services under the Investment Advisory Agreement, the Fund pays the Adviser a monthly management fee computed at the annual rate of 2.50% of the average daily Managed Assets.  “Managed Assets” means the total assets of the Fund, including assets attributable to leverage, minus liabilities (other than liabilities representing leverage and any preferred stock that may be outstanding).  In addition to the monthly advisory fee, the Fund pays all other costs and expenses of its operations, including, but not limited to, compensation of its directors (other than those affiliated with the Adviser), custodial expenses, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of any leverage, expenses of preparing, printing and distributing prospectuses, shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

If the Fund determines to use leverage, the fees paid to the Adviser for investment management services will be higher than if the Fund did not use leverage because the fees paid will be calculated based on Managed Assets, which would include assets attributable to leverage.  Because the fees paid to the Adviser are determined on the basis of Managed Assets, this creates a conflict of interest for the Adviser.  The Board of Directors monitors the Fund’s use of leverage and in doing so monitors this potential conflict.

The Investment Advisory Agreement provides that the Adviser shall not be liable for any act or omission in the course of, connected with or arising out of any services to be rendered under such agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under such agreement.

The Adviser will make available, without additional expense to the Fund, the services of such of its officers, directors and employees as may be duly elected as officers or directors of the Fund, subject to the individual consent of such persons to serve and to any limitations imposed by law. The Adviser will pay all expenses incurred in performing its services under the Investment Advisory Agreement, including compensation of and office space for directors, officers and employees of the Adviser connected with management of the Fund.  The Fund will be required to pay brokerage and other expenses of executing the Fund’s portfolio transactions; taxes or governmental fees; interest charges and other costs of borrowing funds; litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

The Investment Advisory Agreement will remain in effect for an initial term ending                      (unless sooner terminated), and shall remain in effect from year to year thereafter if approved annually (i) by the Board of Directors or by the holders of a majority of the Fund’s outstanding voting securities and (ii) by a majority of the independent directors who are not parties to such contract or agreement.  Information regarding the Board of Directors’ approval of the Investment Advisory Agreement will be available in the Fund’s              report for the             ended                 .  The Investment Advisory Agreement will terminate upon assignment by any party and is terminable, without penalty, on 60 days’ written notice by the Board of Directors or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or upon 60 days’ written notice by the Adviser.

Sub-Advisers

Each Sub-Adviser selected by the Adviser will be primarily responsible for its investment strategy and the day-to-day management of the Fund’s Managed Assets allocated to it by the Adviser.

Initially, Vivaldi Asset Management, LLC (“Vivaldi” or a “Sub-Adviser”) will manage the Merger Arbitrage Strategy.  Vivaldi, a registered investment adviser, was formed in 2013 and, as of July 31, 2015, managed approximately $95.3 million for open-end and closed-end funds.  Vivaldi is located at 1622 Willow Road, Suite 101, Northfield, Illinois 60093.

Initially, Linden Advisors LP (“Linden”) will manage the Convertible/Credit Strategy.  Linden, a registered investment adviser, was formed in 2003 and, as of July 31, 2015, managed approximately $1.0 billion for institutional clients and high net worth individuals.  Linden is located at 590 Madison Avenue, 15th Floor, New York, NY 10022.

Sub-Advisory Agreements

Pursuant to a sub-advisory agreement among the Fund, the Adviser and each Sub-Adviser, (each, a “Sub-Advisory Agreement”), each Sub‑Adviser receives a portfolio management fee equal to           % of the Fund’s Managed Assets.  The Sub‑Adviser’s fee is paid by the Adviser out of the Advisor’s management fee.  Because the fee paid to the Adviser and by the Adviser to each Sub‑Adviser will be calculated on the basis of the Fund’s Managed Assets, which include the proceeds of leverage, the dollar amount of the Adviser’s and Sub‑Advisers’ fees will be higher (and the Adviser and Sub‑Advisers will be benefited to that extent) when leverage is utilized.

Each Sub‑Advisory Agreement may be terminated without the payment of any penalty by RiverNorth, the Board of Directors, or a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), upon 60 days’ written notice to the Sub‑Adviser.

All fees and expenses are accrued daily and deducted before payment of dividends to investors.  Each Sub‑Advisory Agreement has been approved by the Board of Directors, including a majority of the independent directors of the Fund, and the initial shareholder of the Fund.  Information regarding the Board of Directors’ approval of each Sub-Advisory Agreement will be available in the Fund’s                report for the               ended                 .

Portfolio Managers

Closed-End Fund Arbitrage Strategy

Patrick W. Galley and Stephen O’Neill are co-portfolio managers of the Fund for the Closed-End Fund Arbitrage Strategy.

Patrick W. Galley, CFA is a co-portfolio manager of the Closed-End Fund Arbitrage Strategy.  Mr. Galley is the Chief Investment Officer for the Adviser.  Mr. Galley heads the firm’s research and investment team and oversees all portfolio management activities at the Adviser.  Mr. Galley also serves as the President and Chairman of RiverNorth Funds.  Prior to joining the Adviser in 2004, he was most recently a Vice President at Bank of America in the Global Investment Bank’s Portfolio Management group, where he specialized in analyzing and structuring corporate transactions for investment management firms in addition to closed-end and open-end funds, hedge funds, funds of funds, structured investment vehicles and insurance/reinsurance companies.  Mr. Galley graduated with honors from Rochester Institute of Technology with a B.S. in Finance.  He has received the Chartered Financial Analyst (CFA) designation, is a member of the CFA Institute and is a member of the CFA Society of Chicago.

Stephen O’Neill, CFA is the other co-portfolio manager of the Closed-End Fund Arbitrage Strategy.  Mr. O’Neill is a Portfolio Manager for the Adviser.  Mr. O’Neill conducts qualitative and quantitative analysis of closed-end funds and their respective asset classes.  Prior to joining the Adviser, he was most recently an Assistant Vice President at Bank of America in the Global Investment Bank’s Portfolio Management group.  At Bank of America, he specialized in the corporate real estate, asset management, and structured finance industries.  Mr. O’Neill graduated magna cum laude from Miami University in Oxford, Ohio with a B.S. in finance and a minor in economics.  Mr. O’Neill has received the Chartered Financial Analyst (CFA) designation, is a member of the CFA Institute and is a member of the CFA Society of Chicago.

Merger Arbitrage Strategy

Jeff O’Brien and Daniel Lancz are co-portfolio managers of the Fund for the Merger Arbitrage Strategy.

Jeff O’Brien is a co-portfolio manager of the Merger Arbitrage Strategy.  Mr. O’Brien has been a Portfolio Manager with Vivaldi since December 2014.  Mr. O’Brien is also the Founder and Managing Member of Glenfinnen Capital, LLC (“Glenfinnen”) and serves as portfolio manager for two other merger arbitrage hedge funds.  Prior to founding Glenfinnen in April 2000, Mr. O’Brien served as a portfolio manager and research analyst on the risk arbitrage desk at First Capital Alliance for five years.  Prior to joining First Capital Alliance, Mr. O’Brien served as a credit analyst at NationsBank.  Mr. O’Brien earned a B.S. in Finance from Indiana University.

Daniel Lancz is the other co-portfolio manager of the Merger Arbitrage Strategy.  Mr. Lancz has been a Portfolio Manager with Vivaldi since December 2014.  Prior to joining Vivaldi, Mr. Lancz served as Director of Research for Glenfinnen since 2003, and oversees the investment research for two merger arbitrage hedge funds.  Prior to joining Glenfinnen, Mr. Lancz was the Director of Research of a merger arbitrage hedge fund, Augusta Capital Management.  Mr. Lancz earned a B.S. from Miami University, located in Oxford, Ohio.

Convertible/Credit Strategy

Joe Wong is a co-portfolio manager of the Convertible/Credit Strategy.  Mr. Wong founded Linden in May 2003.  He is formerly the Head of the U.S. Arbitrage Desk at JPMorgan where he developed the desk into an operation with innovative trading strategies and sophisticated risk management systems.  In his capacity as Head of the Desk, Mr. Wong supervised all aspects of trading and related modeling and technology issues.  Prior to founding the Arbitrage Desk in 1998, Mr. Wong worked in JPMorgan’s Equity Derivatives, Fixed Income Derivatives and Corporate Finance departments since joining JPMorgan in 1994.  Mr. Wong graduated from the University of Chicago in 1994, majoring in Economics and Mathematics.  He was also elected an associate member of Sigma Xi Scientific Research Society in 1994.

Eric Wong is a co-portfolio manager of the Convertible/Credit Strategy.  He previously worked as a portfolio manager and trader at Harbert Management, Angelo Gordon, and Trust Company of the West.  Mr. Wong was voted Best of the Buyside by Institutional Investor in 2000 and 2001.  He received his M.B.A. from The Anderson School at UCLA in 1997 and his B.A. in Economics from New York University in 1992.

Compensation of Portfolio Managers

Mr. Galley’s and Mr. O’Neill’s total compensation includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives, which may include mandatory notional investments in the Fund.  The amounts paid to Mr. Galley and Mr. O’Neill are based on a percentage of the fees earned by the Adviser from managing the Fund and other investment accounts.  The performance bonus reflects individual performance and the performance of the Adviser’s business as a whole.  Mr. Galley and Mr. O’Neill also participate in a 401K program on the same basis as other officers of the Adviser.

Mr. O’Brien’s and Mr. Lancz’s total compensation includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives.  The amounts paid to Mr. O’Brien and Mr. Lancz are based on a percentage of the fees earned by Vivaldi from managing the Fund and other investment accounts.  The performance bonus reflects individual performance and the performance of Vivaldi’s business as a whole.  Mr. O’Brien and Mr. Lancz will also participate in a 401K program on the same basis as other officers of Vivaldi.

Portfolio Manager Ownership of Fund Shares

The following table shows the dollar range of equity securities of the Fund beneficially owned by the portfolio managers of the Fund as of August 10, 2015.

Name of Portfolio Manager	Dollar Range of Equity Securities of the Fund
Patrick W. Galley	None
Stephen O’Neill	None
Jeff O’Brien	None
Daniel Lancz	None
Joe Wong	None
Eric Wong	None

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts.  More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account.  The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.  Another potential conflict of interest may arise where another account has the same investment objective as the Fund, whereby the portfolio manager could favor one account over another.

With respect to securities transactions for the Fund, the Adviser and Sub-Advisers determine which broker to use to execute each order, consistent with the duty to seek best execution of the transaction.  A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund.  Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund.  Further, a potential conflict could include a portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby they could use this information to the advantage of other accounts and to the disadvantage of the Fund.  These potential conflicts of interest could create the appearance that a portfolio manager is favoring one investment vehicle over another.

The management of personal accounts also may give rise to potential conflicts of interest.  Although the portfolio managers generally do not trade securities in their own personal account, the Adviser, the Sub-Adviser(s) and the Fund have each adopted a code of ethics that, among other things, permits personal trading by employees (including trading in securities that can be purchased, sold or held by the Fund) under conditions where it has been determined that such trades would not adversely impact client accounts.  Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

The Adviser and the Sub-Adviser(s) have each adopted certain compliance procedures which are designed to address these types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Other Accounts Managed

As of                            , 2015, the portfolio managers of the Fund were responsible for the management of the following other accounts (in addition to the Fund):

Number of Other Accounts Managed and Assets by Account Type As of August 12, 2015 (in millions)
Portfolio Manager	Registered Investment Companies (other than the Fund)	Registered Investment Companies Subject to Performance- Based Advisory Fees	Other Pooled Investment Vehicles	Other Pooled Investment Vehicles Subject to Performance- Based Advisory Fees	Other Accounts	Other Accounts Subject to Performance- Based Advisory Fees
Patrick W. Galley	Number: Assets: $	Number: Assets: $	Number: Assets: $	Number: Assets: $	Number: Assets: $	Number: Assets: $
Stephen O’Neill	Number: Assets: $	Number: Assets: $	Number: Assets: $	Number: Assets: $	Number: Assets: $	Number: Assets: $
Jeff O’Brien	Number: Assets: $	Number: Assets: $	Number: Assets: $	Number: Assets: $	Number: Assets: $	Number: Assets: $
Daniel Lancz	Number: Assets: $	Number: Assets: $	Number: Assets: $	Number: Assets: $	Number: Assets: $	Number: Assets: $
Joe Wong	Number: Assets: $	Number: Assets: $	Number: Assets: $	Number: Assets: $	Number: Assets: $	Number: Assets: $
Eric Wong	Number: Assets: $	Number: Assets: $	Number: Assets: $	Number: Assets: $	Number: Assets: $	Number: Assets: $

Administrator

Under the Administration, Bookkeeping and Pricing Services Agreement (the “Administration Agreement”), subject to the supervision of the Board of Directors, ALPS Fund Services, Inc. (“AFS”), an affiliate of the Fund’s transfer agent, is responsible for calculating NAVs, providing additional fund accounting and tax services, and providing fund administration and compliance-related services.  AFS will bear all expenses in connection with the performance of its services under the Administration Agreement, except for certain out of pocket expenses described therein.  AFS will not bear any expenses incurred by the Fund, including but not limited to initial organization and offering expenses; litigation expenses; costs of preferred shares (if any); expenses of conducting repurchase offers; transfer agency and custodial expenses; taxes; interest; Fund directors’ fees; compensation and expenses of Fund officers who are not associated with AFS or its affiliates; brokerage fees and commissions; state and federal registration fees; advisory fees; insurance premiums; fidelity bond premiums; Fund legal and audit fees and expenses; costs of maintenance of Fund existence; printing and delivery of materials in connection with meetings of the Fund’s directors; printing and mailing shareholder reports, offering documents, and proxy materials; securities pricing and data services; and expenses in connection with electronic filings with the SEC.

Codes of Ethics

The Fund, the Adviser and the Sub‑Adviser(s) have each adopted a code of ethics under Rule 17j‑1 under the 1940 Act.  These codes permit personnel subject to the code to invest in securities, including securities that may be purchased or held by the Fund.  These codes can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942‑8090.  The codes of ethics are available on the EDGAR Database on the SEC’s web site (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e‑mail address: publicinfo@sec.gov, or by writing the SEC Public Reference Section, Washington, D.C. 20549‑0102.

FUND SERVICE PROVIDERS

Independent Registered Public Accounting Firm

                          ,                 , has been appointed as the independent registered public accounting firm for the Fund.                           audits the financial statements of the Fund and provides other audit, tax and related services.  The Statement of Assets and Liabilities of the Fund as of                 appearing in this SAI has been audited by                       , as set forth in its report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

Legal Counsel

Chapman and Cutler LLP serves as legal counsel to the Adviser and Drinker Biddle & Reath LLP serves as legal counsel to the Fund and the independent directors of the Fund.

Custodian and Transfer Agent

State Street Bank and Trust Company, located at State Street Financial Center, One Lincoln Street, Boston, MA 02111, will serve as the Fund’s custodian and will maintain custody of the securities and cash of the Fund pursuant to a Custody Agreement.  Under the Custody Agreement, the custodian holds the Fund’s assets in compliance with the 1940 Act.  For its services, the custodian will receive a monthly fee based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions.

DST Systems, Inc. will serve as the transfer agent and registrar for the Fund.

PORTFOLIO TRANSACTIONS

The Adviser and the Sub-Adviser(s) are responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions.  In placing portfolio transactions, the Adviser and the Sub-Adviser(s) seek the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.  The Adviser and the Sub-Adviser(s) generally seek favorable prices and commission rates that are reasonable in relation to the benefits received.

The Adviser and the Sub-Adviser(s) are specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser or the Sub-Adviser(s) exercises investment discretion, and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser or the Sub-Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided.  The determination may be viewed in terms of a particular transaction or the Adviser’s or the Sub-Adviser’s overall responsibilities with respect to the Fund and to other accounts over which it exercises investment discretion.  The Adviser or the Sub-Adviser may not give consideration to sales of Shares as a factor in the selection of brokers and dealers to execute portfolio transactions.  However, the Adviser and the Sub-Adviser may place portfolio transactions with brokers or dealers that promote or sell Shares so long as such placements are made pursuant to policies approved by the Board of Directors that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities, and analyses of reports concerning performance of accounts.  The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser or a Sub-Adviser in servicing all of its accounts.  Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser or a Sub-Adviser in connection with its services to the Fund.  Although research services and other information are useful to the Fund, the Adviser and the Sub-Adviser(s), it may not be possible to place a dollar value on the research and other information received.  It is the opinion of the Adviser and the Sub-Adviser(s) that the review and study of the research and other information will not reduce the overall cost to the Adviser and the Sub-Adviser(s) of performing their duties to the Fund under their respective advisory agreements.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available.  Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker.  Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and ask prices.

When the Fund and another of the Adviser’s or a Sub-Adviser’s clients seek to purchase or sell the same security at or about the same time, the Adviser or the Sub-Adviser, as applicable, may execute the transaction on a combined (“blocked”) basis.  Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction.  If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security.  Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time.  In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis.  The Adviser or the Sub-Adviser, as applicable, may adjust the allocation when, taking into account such factors as the size of the individual orders and transaction costs, the Adviser or Sub-Adviser believes an adjustment is reasonable.

The Fund has no obligation to deal with any particular broker or dealer in the execution of its transactions, but has no present intention of using affiliated broker-dealers for Fund portfolio trades.

U.S. FEDERAL INCOME TAX MATTERS

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a Shareholder that acquires, holds and/or disposes of Shares.  This discussion only addresses U.S. federal income tax consequences to U.S. Shareholders who hold their Shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular Shareholders in light of their individual circumstances.  This discussion also does not address the tax consequences to Shareholders who are subject to special rules, including, without limitation, banks and financial institutions, insurance companies, dealers in securities or foreign currencies, foreign holders, persons who hold their Shares as or in a hedge against currency risk, a constructive sale, or conversion transaction, or tax-exempt or tax-deferred plans, accounts, or entities.  In addition, the discussion does not address any state, local, or foreign tax consequences.  The discussion reflects applicable income tax laws of the United States as of the date hereof, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (“IRS”) retroactively or prospectively and could affect the continued validity of this summary.  No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its Shareholders, and the discussion set forth herein does not constitute tax advice.  Investors are urged to consult their own tax advisers before making an investment in the Fund to determine the specific tax consequences to them of investing in the Fund, including the applicable federal, state, local and foreign tax consequences as well as the effect of possible changes in tax laws.

Fund Taxation

The Fund intends to elect to be treated, and to qualify each year, as a “regulated investment company” under Subchapter M of the Code, so that it will not pay U.S. federal income tax on income and capital gains timely distributed (or treated as being distributed as described below) to Shareholders.  In order to qualify as a regulated investment company under Subchapter M of the Code, the Fund must, among other things, derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in qualified publicly traded partnerships (collectively, the “90% income test”).  In addition to the 90% income test, the Fund must also diversify its holdings (commonly referred to as the “asset test”) so that, at the end of each quarter of its taxable year (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or of two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

If the Fund qualifies as a regulated investment company and distributes to its Shareholders at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to Shareholders.  However, if the Fund retains any investment company taxable income or “net capital gain” (i.e., the excess of net long-term capital gains over net short-term capital losses), it will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently a maximum rate of 35%) on the amount retained.  The Fund intends to distribute at least annually all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), net tax-exempt interest, if any, and net capital gain.  Under the Code, the Fund will generally be subject to a nondeductible 4% federal excise tax on its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to a calendar year.  In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of 98% of the Fund’s ordinary income (computed on a calendar year basis), plus 98.2% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31), plus undistributed amounts from prior years.  The Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and, therefore, under normal circumstances, does not expect to be subject to this excise tax.

If for any taxable year the Fund does not qualify as a regulated investment company for U.S. federal income tax purposes, it would be treated as a U.S. corporation subject to U.S. federal income tax, and possibly state and local income tax, and distributions to its Shareholders would not be deductible by the Fund in computing its taxable income.  In such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would generally constitute ordinary dividends, which generally would be eligible for the dividends received deduction available to corporate Shareholders under Section 243 of the Code, discussed below, and non-corporate Shareholders of the Fund generally would be able to treat such distributions as qualified dividend income eligible for reduced rates of U.S. federal income taxation, as discussed below, provided in each case that certain holding period and other requirements are satisfied.

If the Fund invests in certain positions such as pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments.  However, the Fund must distribute, at least annually, all or substantially all of its net investment income, including such accrued income, to Shareholders to avoid U.S. federal income and excise taxes.  Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

The Fund may also acquire market discount bonds.  A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond).  If the Fund invests in a market discount bond, it will be required for federal income tax purposes to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount unless the Fund elects to include the market discount in income as it accrues.

The Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default.  Investments in debt obligations that are at risk of or in default present special tax issues for the Fund.  Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable.  These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise taxes.

The Fund may engage in various transactions utilizing options, futures contracts, forward contracts, hedge instruments, straddles and other similar transactions.  Such transactions may be subject to special provisions of the Code that, among other things, affect the character of any income realized by the Fund from such investments, accelerate recognition of income to the Fund, defer Fund losses and affect the determination of whether capital gain or loss is characterized as long-term or short-term capital gain or loss.  These rules could therefore affect the character, amount and timing of distributions to Shareholders.  These provisions may also require the Fund to mark-to-market certain positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. federal income and excise taxes.  In addition, certain Fund investments may produce income that will not be qualifying income for purposes of the 90% income test.  The Fund will monitor its investments and transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires an option, futures contract, forward contract, hedge instrument or other similar investment in order to mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company and minimize the imposition of U.S. federal income and excise taxes, if possible.

The Fund’s transactions in broad based equity index futures contracts, exchange traded options on such indices and certain other futures contracts (if any) are generally considered “Section 1256 contracts” for federal income tax purposes.  Any unrealized gains or losses on such Section 1256 contracts are treated as though they were realized at the end of each taxable year.  The resulting gain or loss is treated as sixty percent long-term capital gain or loss and forty percent short-term capital gain or loss.  Gain or loss recognized on actual sales of Section 1256 contracts is treated in the same manner.  As noted below, distributions of net short-term capital gain are taxable to Shareholders as ordinary income while distributions of net long-term capital gain are taxable to Shareholders as long-term capital gain, regardless of how long the Shareholder has held its Shares.

The Fund’s entry into a short sale transaction, an option or certain other contracts (if any) could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency (if any) are subject to Section 988 of the Code, which generally causes such gain and loss to be treated as ordinary income or loss and may affect the amount, timing and character of distributions to Shareholders.

If the Fund acquires any equity interest (generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or on gain from the sale of equity interests in such companies, even if all income or gain actually received by the Fund is timely distributed to its Shareholders.  The Fund would not be able to pass through to its Shareholders any credit or deduction for such tax.  Any gain on the sale of these investments may be treated as ordinary income.  Elections may be available that would ameliorate some or all of these adverse federal income tax consequences, but any such election could require the Fund to recognize taxable income or gain (which would be subject to the distribution requirements described above) without the concurrent receipt of cash.  The Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries (if any), which would, if imposed, reduce the yield on or return from those investments.  Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes in some cases.  The Fund does not expect to satisfy the requirements for passing through to its Shareholders their pro rata share of qualified foreign taxes paid by the Fund, with the result that Shareholders will not be required to include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own federal income tax returns.

The Fund’s investments in REIT equity securities (if any) may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, the distributions could constitute a return of capital to Shareholders for federal income tax purposes.  In addition, such investments in REIT equity securities also may require the Fund to accrue and distribute income not yet received.  To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold or it may have to leverage itself by borrowing the cash.

If the Fund utilizes leverage through borrowing, asset coverage limitations imposed by the 1940 Act as well as additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions could potentially limit or eliminate the Fund’s ability to make distributions on its Shares until the asset coverage is restored.  These limitations could prevent the Fund from distributing at least 90% of its investment company taxable income as is required under the Code and therefore might jeopardize the Fund’s qualification as a regulated investment company and/or might subject the Fund to the nondeductible 4% federal excise tax discussed above.  Upon any failure to meet the asset coverage requirements imposed by the 1940 Act, the Fund may, in its sole discretion and to the extent permitted under the 1940 Act, purchase or redeem shares of preferred stock, if any, in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its Shareholders of failing to meet the distribution requirements.  There can be no assurance, however, that any such action would achieve these objectives.  The Fund generally will endeavor to avoid restrictions on its ability to distribute dividends.

Shareholder Taxation

Distributions of investment company taxable income are generally taxable as ordinary income to the extent of the Fund’s current and accumulated earnings and profits.  Distributions of net investment income designated by the Fund as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate taxpayers at the rates applicable to long-term capital gain, provided certain holding period and other requirements are met at both the Shareholder and Fund levels.  A dividend will not be treated as qualified dividend income (at either the Fund or Shareholder level) (i) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (iii) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (iv) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the U.S. (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the U.S.) or (b) treated as a passive foreign investment company.  Qualified dividend income does not include interest from fixed income securities.  If the Fund lends portfolio securities, amounts received by the Fund that is the equivalent of the dividends paid by the issuer on the securities loaned will not be eligible for qualified dividend income treatment.  The Fund does not expect a significant portion of its dividends to constitute qualified dividend income.

Distributions of net capital gain, if any, are taxable at long-term capital gain rates for U.S. federal income tax purposes without regard to the length of time the Shareholder has held its Shares.  A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits, if any, will be treated by a Shareholder as a tax-free return of capital, which is applied against and reduces the Shareholder’s basis in his, her or its Shares.  To the extent that the amount of any such distribution exceeds the Shareholder’s basis in his, her or its Shares, the excess will be treated by the Shareholder as gain from the sale or exchange of such Shares.  The U.S. federal income tax status of all distributions will be designated by the Fund and reported to Shareholders annually.

Certain distributions by the Fund may qualify for the dividends received deduction available to corporate Shareholders under Section 243 of the Code, subject to certain holding period and other requirements, but generally only to the extent the Fund earned dividend income from stock investments in U.S. domestic corporations (but not including real estate investment trusts).  The Fund does not expect a significant portion of its dividends to qualify for the dividends received deduction.

A Shareholder may elect to have all dividends and distributions automatically reinvested in Shares.  For U.S. federal income tax purposes, all dividends and distributions are generally taxable regardless of whether a Shareholder takes them in cash or they are reinvested in additional Shares of the Fund.

If a Shareholder’s distributions are automatically reinvested in additional Shares, for U.S. federal income tax purposes, the Shareholder will be treated as having received a taxable distribution in the amount of the cash dividend that the Shareholder would have received if the Shareholder had elected to receive cash, unless the distribution is in newly issued Shares that are trading at or above net asset value, in which case the Shareholder will be treated as receiving a taxable distribution equal to the fair market value of the stock the Shareholder receives.

The Fund intends to distribute all realized net capital gains, if any, at least annually.  If, however, the Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to Shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income, as long-term capital gain, their proportionate share of such undistributed amount, and (ii) will be entitled to credit their proportionate share of the federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.  For U.S. federal income tax purposes, the tax basis of Shares owned by a Shareholder will be increased by the difference between the amount of undistributed net capital gain included in the Shareholder’s gross income and the federal income tax deemed paid by the Shareholder.

Any dividend declared by the Fund in October, November or December with a record date in such a month and paid during the following January will be treated for U.S. federal income tax purposes as paid by the Fund and received by Shareholders on December 31 of the calendar year in which it is declared.

At the time of an investor’s purchase of Shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund.  Consequently, subsequent distributions by the Fund with respect to these Shares from such appreciation or income may be taxable to such investor even if the NAV of the investor’s Shares is, as a result of the distributions, reduced below the investor’s cost for such Shares and the distributions economically represent a return of a portion of the investment.  Investors should consider the tax implications of purchasing Shares just prior to a distribution.

The IRS has taken the position that if a regulated investment company has two or more classes of shares, it must designate distributions made to each class in any year as consisting of no more than such class’ proportionate share of particular types of income (e.g., ordinary income and net capital gains).  Consequently, if both common stock and preferred stock are outstanding, the Fund intends to designate distributions made to each class of particular types of income in accordance with each class’ proportionate share of such income.  Thus, the Fund will designate to the extent applicable, dividends qualifying for the corporate dividends received deduction (if any), income not qualifying for the dividends received deduction, qualified dividend income, ordinary income and net capital gain in a manner that allocates such income between the holders of common stock and preferred stock in proportion to the total dividends paid to each class during or for the taxable year, or otherwise as required by applicable law.  However, for purposes of determining whether distributions are out of the Fund’s current or accumulated earnings and profits, the Fund’s earnings and profits will be allocated first to the Fund’s preferred stock, if any, and then to the Shares.  In such a case, since the Fund’s current and accumulated earnings and profits will first be used to pay dividends on the preferred stock, distributions in excess of such earnings and profits, if any, will be made disproportionately to Shareholders.

In addition, solely for the purpose of satisfying the 90% distribution requirement and the distribution requirement for avoiding federal income taxes, certain distributions made after the close of a taxable year of the Fund may be “spilled back” and treated as paid during such taxable year.  In such case, Shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.  The IRS has ruled privately that dividends paid following the close of the taxable year that are treated for federal income tax purposes as derived from income from the prior year will be treated as dividends “paid” in the prior year for purposes of determining the proportionate share of a particular type of income for each class.  Accordingly, the Fund intends to treat any such dividends that are paid following the close of a taxable year as “paid” in the prior year for purposes of determining a class’ proportionate share of a particular type of income.  However, the private ruling is not binding on the IRS, and there can be no assurance that the IRS will respect such treatment.

Sales, exchanges and other dispositions of the Shares generally are taxable events for Shareholders that are subject to federal income tax.  Shareholders should consult their own tax advisors regarding their individual circumstances to determine whether any particular transaction in the Shares is properly treated as a sale or exchange for federal income tax purposes (as the following discussion assumes) and the tax treatment of any gains or losses recognized in such transactions.  Generally, gain or loss will be equal to the difference between the amount of cash and the fair market value of other property received (including securities distributed by the Fund) and the Shareholder’s adjusted tax basis in the Shares sold or exchanged.  In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if the Shares have been held for more than one year.  Otherwise, the gain or loss on the taxable disposition of the Shares will be treated as short-term capital gain or loss.  However, any loss realized by a Shareholder upon the sale or other disposition of Shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such Shares.  For the purposes of calculating the six-month period, the holding period is suspended for any periods during which the Shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options, short sales or contractual obligations to sell.  Long-term capital gain rates of non-corporate Shareholders have been reduced to a maximum rate of 20% with a 0% rate applying to taxpayers in the 10% and 15% federal income tax brackets and a 15% rate applying for taxpayers in other federal income tax brackets below 39.6%.  The ability to deduct capital losses may be subject to limitations.  In addition, losses on sales or other dispositions of Shares may be disallowed under the “wash sale” rules in the event a Shareholder acquires substantially identical stock or securities (including those made pursuant to reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of Shares.  In such a case, the disallowed portion of any loss generally would be included in the U.S. federal income tax basis of the Shares acquired.  See “—Sale or Exchange of Shares” below.

Certain net investment income received by an individual having adjusted gross income in excess of $200,000 (or $250,000 for married individuals filing jointly) is subject to a Medicare tax of 3.8%.  Undistributed net investment income of trusts and estates in excess of a specified amount is also subject to this tax.  Dividends and capital gains distributed by the Fund, and gain realized on the sale of Shares, will constitute investment income of the type subject to this tax.

Because the Fund does not expect to distribute dividends that would give rise to an adjustment to an individual’s alternative minimum taxable income, an investment in the Shares should not, by itself, cause the Shareholders to become subject to alternative minimum tax.

The Code requires that the Fund withhold, as “backup withholding,” 28% of reportable payments, including dividends, capital gain distributions and the proceeds of sales or other dispositions of the Fund’s stock paid to Shareholders who have not complied with IRS regulations.  In order to avoid this withholding requirement, Shareholders must certify on their account applications, or on a separate IRS Form W-9, that the social security number or other taxpayer identification number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding.  The Fund may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable.  Backup withholding is not an additional tax.  Any amount withheld may be allowed as a refund or a credit against the Shareholder’s U.S. federal income tax liability if the appropriate information (such as the timely filing of the appropriate federal income tax return) is provided to the IRS.

Under Treasury regulations, if a Shareholder recognizes a loss with respect to shares of $2 million or more in a single taxable year (or $4 million or more in any combination of taxable years) for an individual Shareholder, S corporation or trust or $10 million or more in a single taxable year (or $20 million or more in any combination of years) for a Shareholder who is a C corporation, such Shareholder will generally be required to file with the IRS a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are generally excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted.  Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Sale or Exchange of Shares

The sale or exchange of Shares may give rise to a gain or loss.  In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if the Shares have been held for more than 12 months.  Otherwise, the gain or loss on the taxable disposition of Shares will be treated as short-term capital gain or loss.  However, any loss realized upon a taxable disposition of Shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the Shareholder with respect to the Shares.  All or a portion of any loss realized upon a taxable disposition of Shares will be disallowed if other substantially identical Shares are purchased within 30 days before or after the disposition.  In such a case, the basis of the newly purchased Shares will be adjusted to reflect the disallowed loss.

A repurchase by the Fund of Shares generally will be treated as a sale or exchange of the Shares by a Shareholder provided that after the repurchase the Shareholder does not own, either directly or by attribution under Section 318 of the Code, any Shares.  Likewise, if (i) a repurchase of Shares by the Fund reduces a Shareholder’s percentage ownership of the Fund by at least 20% (determined after applying the ownership attribution rules under Section 318 of the Code and taking into consideration the reduction in the total number of Shares outstanding that is caused by the repurchase) or (ii) a Shareholder does not hold more than a few percent of the Shares (determined after applying the ownership attribution rules under Section 318 of the Code), the repurchase will be treated as a sale or exchange of the Shares by the Shareholder.  This discussion does not address the tax treatment of tendering Shareholders who hold Shares other than as capital assets.  Shareholders should consult their own tax advisors on the specific tax consequences to them of participating or not participating in a repurchase offer.

If a tendering Shareholder’s proportionate ownership of the Fund (determined after applying the ownership attribution rules under Section 318 of the Code) is not substantially reduced as a result of the tender, such Shareholder will be deemed to receive a distribution from the Fund with respect to the Shares held (or deemed held under Section 318 of the Code) by the Shareholder after the tender.  The amount of this distribution will equal the price paid by the Fund to such Shareholder for the Shares sold.  The distribution would be taxable as a dividend, i.e., as ordinary income, to the extent of the Fund’s current or accumulated earnings and profits allocable to such distribution.  The adjusted basis of the Shares held (or deemed held under Section 318 of the Code) by the Shareholder after the tender will be increased by the Shareholder’s adjusted tax basis in the Shares sold in the tender and decreased by the portion of such distribution not treated as a dividend.  If the portion of the distribution not treated as a dividend exceeds the adjusted tax basis of the Shares held (or deemed held under Section 318 of the Code) by the Shareholder after the tender (determined after increasing such basis by the adjusted tax basis of the Shares sold in the tender), such excess portion of the distribution will be a capital gain in the hands of the Shareholder.  In the case of a tendering U.S. Shareholder that is a corporation treated as receiving a distribution from the Fund pursuant to the repurchase offer, special basis adjustments may also apply with respect to any Shares of such Shareholder not repurchased pursuant to a repurchase offer.

If no tendering Shareholder were treated as receiving a dividend as a result of selling Shares pursuant to a particular repurchase offer, Shareholders who do not sell Shares pursuant to that repurchase offer, or whose percentage interest in the Fund nonetheless increase as a result thereof, would not realize constructive distributions on their Shares as a result of other Shareholders selling Shares in the repurchase offer.  If, however, any tendering Shareholder is deemed to receive a dividend, it is possible that Shareholders whose proportionate ownership of the Fund increases as a result of that repurchase will be deemed to receive a constructive distribution in an amount equal to the increase in their proportionate ownership of the Fund as a result of the tender.  Such constructive distribution will be treated as a dividend to the extent of current accumulated earnings and profits allocable to it.

Use of the Fund’s cash to repurchase Shares may adversely affect the Fund’s ability to satisfy the distribution requirements described above.  The Fund may also recognize income in connection with the liquidation of portfolio securities to fund Share purchases.  Any such income would be taken into account in determining whether the distribution requirements have been satisfied.

Other Taxes

The description of certain U.S. federal income tax provisions above relates only to U.S. federal income tax consequences for Shareholders who are U.S. persons (i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates).  Non-U.S. Shareholders should consult their tax advisors concerning the tax consequences of ownership of Shares, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by an applicable treaty if the investor provides proper certification of such status).

Shareholders should consult their own tax advisors on these matters and on any specific question of U.S. federal, state, local, foreign and other applicable tax laws before making an investment in the Fund.

BOARD MEMBERS AND OFFICERS

The following table presents certain information regarding the members of the Board of Directors (each, a “Board Member”).  Each Board Member’s year of birth is set forth in parentheses after his or her name.  The Board of Directors is divided into three classes of directors serving staggered three-year terms.  The initial terms of the first, second and third classes of directors will expire at the first, second and third annual meetings of Shareholders, respectively, and, in each case, until their successors are duly elected and qualify, or until a director sooner dies, retires, resigns or is removed as provided in the governing documents of the Fund.  Upon expiration of their initial terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify, and at each annual meeting one class of directors will be elected by the Shareholders.

Except as otherwise noted, the address for all directors and officers is  325 North LaSalle Street, Suite 645, Chicago, Illinois 60654. The “independent directors” consist of those directors who are not “interested persons” of the Fund, as that term is defined under the 1940 Act (each, an “Independent Director” and collectively, the “Independent Directors”).

Name, Address and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships(2) Held by Director During Past 5 Years
John K. Carter (1961)	Director	Term expires in . Has served since 2015.	Managing Partner, Global Recruiters of St. Petersburg (a financial services consulting and recruiting firm) (2012 to present); Business Unit Head, Transamerica Asset Management (2006 to 2012).	5	Director, Chairman of the Board of Directors, Transamerica Funds (120 funds) (2006 to 2012). Board Member, United Way of Tampa Bay (2011 to 2012)
James G. Kelley (1948)	Director	Term expires in . Has served since 2015.	Certified Business Coach, JGK & Associates (2000 to present); Vice President Finance & Operation, Paymaster Technologies, Inc. (2009 to 2010); Executive Vice President/Chief Operating Officer, The Hedman Company (a manufacturing and distribution company) (1984 to 2010).	5	N/A
John S. Oakes (1943)	Director	Term expires in . Has served since 2015.	Principal, Financial Search and Consulting (a recruiting and consulting firm) (2013 to present); Regional Vice President, Securities America (a broker-dealer) (2007 to 2013)	5	N/A
Fred G. Steingraber (1938)	Director	Term expires in . Has served since 2015.	Chairman, Board Advisors LLC (a consulting firm) (2001 to present). Retired, Chairman Emeritus, A.T. Kearney (a business consulting firm) (2001 to present).	5
Director, Elkay Manufacturing (2004 to present). Director, Talent Intelligence (leadership development) (2004 to present). Chairman Emeritus, A.T. Kearney (management consulting) (2001 to present). Chairman, Board Advisors (Board consulting) (2001 to present).

Name, Address and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships(2) Held by Director During Past 5 Years
Patrick W. Galley (1975)	Director, Chairman and President	Term expires in . Has served since 2015.	Chief Investment Officer, RiverNorth Capital Management, LLC. (2004 to present); Board of Managers of RiverNorth Capital Management, LLC and RiverNorth Securities, LLC (since 2010) and Board of Directors RiverNorth Holdings, Co. (since 2010).	5
Jonathan M. Mohrhardt (1974)	Chief Financial Officer and Treasurer	Has served since 2015.
Chief Compliance Officer, RiverNorth Capital Management, LLC (2009 to 2012); Chief Operating Officer, RiverNorth Capital Management LLC (2011 to present) and President, Chief Executive Officer and Chief Compliance Officer, RiverNorth Securities, LLC (2010 to 2012)
				N/A	N/A
Marcus L. Collins (1968)	Chief Compliance Officer and Secretary	Has served since 2015.	General Counsel, RiverNorth Capital Management, LLC (2012 to present), Chief Compliance Officer, RiverNorth Capital Management, LLC (2012 to present); Counsel, Thompson Hine, LLP (2007 to 2012)	N/A	N/A

(1)	The term “Fund Complex” means two or more registered investment companies that:

(a) hold themselves out to investors as related companies for purposes of investment and investor services; or

(b) have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

As of the date of this SAI, each Director oversees a total of 5 portfolios in the RiverNorth Fund complex.  RiverNorth Funds offers four portfolios.

(2)	The numbers enclosed in the parentheticals represent the number of funds overseen in each respective directorship held by the director.

Board Leadership Structure.  The Board of Directors, which has overall responsibility for the oversight of the Fund’s investment programs and business affairs, believes that it has structured itself in a manner that allows it to effectively perform its oversight obligations.  Mr. Patrick W. Galley, the Chairman of the Board (“Chairman”), is not an Independent Director.  The Board believes that the use of an interested director as Chairman is the appropriate leadership structure for the Fund given (i) Mr. Patrick Galley’s role in the day to day operations of the Adviser, (ii) the extent to which the work of the Board of Directors is conducted through the Audit Committee of the Board of Directors (the “Audit Committee”) and the Nominating and Corporate Governance Committee of the Board of Directors (the “Nominating and Corporate Governance Committee”), each of whose meetings is chaired by an Independent Director, (iii) the frequency that Independent Directors meet with their independent legal counsel and auditors in the absence of members of the Board of Directors who are interested directors of the Fund and management, and (iv) the overall sophistication of the Independent Directors, both individually and collectively.  The members of Board of Directors also complete an annual self-assessment during which the directors review their overall structure and consider where and how its structure remains appropriate in light of the Fund’s current circumstances.  The Chairman’s role is to preside at all meetings of the Board of Directors and in between meetings of the Board of Directors to generally act as the liaison between the Board of Directors and the Fund’s officers, attorneys and various other service providers, including but not limited to the Adviser and other such third parties servicing the Fund.  The Board of Directors believes that having an interested person serve as Chairman of the Board of Directors enables Mr. Patrick Galley to more effectively carry out these liaison activities.  The Board of Directors also believes that it benefits during its meetings from having a person intimately familiar with the operation of the Fund to set the agenda for meetings of the Board of Directors to ensure that important matters are brought to the attention of and considered by the Board of Directors.

The Fund has two standing committees, each of which enhances the leadership structure of the Board: the Audit Committee and the Nominating and Corporate Governance Committee.  The Audit Committee and Nominating and Corporate Governance Committee are each chaired by, and composed of, members who are Independent Directors.

The Audit Committee is comprised of all of the Independent Directors.  The role of the Audit Committee is to assist the Board of Directors in its oversight of (i) the quality and integrity of the Fund’s financial statements, reporting process and the independent registered public accounting firm (the “independent accountants”) and reviews thereof, (ii) the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers, (iii) the Fund’s compliance with legal and regulatory requirements, and (iv) the independent accountants’ qualifications, independence and performance.  The Audit Committee is also required to prepare an audit committee report pursuant to the rules of the SEC for inclusion in the Fund’s annual proxy statement.  The Audit Committee operates pursuant to the Audit Committee Charter (the “Charter”) that was most recently reviewed and approved by the Board of Directors on                       .  The Charter is available at the Fund’s website, www.rivernorth.com.  As set forth in the Charter, management is responsible for maintaining appropriate systems for accounting and internal control, and the Fund’s independent accountants are responsible for planning and carrying out proper audits and reviews.  The independent accountants are ultimately accountable to the Board of Directors and to the Audit Committee, as representatives of the Shareholders.  The independent accountants for the Fund report directly to the Audit Committee.

The Nominating and Corporate Governance Committee is comprised of all of the Independent Directors.  The Nominating and Corporate Governance Committee is responsible for identifying and recommending to the Board of Directors individuals believed to be qualified to become members of the Board of Directors in the event that a position is vacated or created.  The Nominating and Corporate Governance Committee will consider director candidates recommended by Shareholders.  In considering candidates submitted by Shareholders, the Nominating and Corporate Governance Committee will take into consideration the needs of the Board of Directors, the qualifications of the candidate and the interests of Shareholders.  Shareholders wishing to recommend candidates to the Nominating and Corporate Governance Committee should submit such recommendations to the Secretary of the Fund, who will forward the recommendations to the committee for consideration.  The submission must include: (i) a brief description of the business desired to be brought before the annual or special meeting and the reasons for conducting such business at the annual or special meeting, (ii) the name and address, as they appear on the Fund’s books, of the Shareholder proposing such business or nomination, (iii) a representation that the Shareholder is a holder of record of Shares entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such nomination; (iv) whether the Shareholder plans to deliver or solicit proxies from other Shareholders; (v) the class and number of Shares of the capital stock of the Fund which are beneficially owned by the Shareholder and the proposed nominee to the Board of Directors, (vi) any material interest of the Shareholder or nominee in such business; (vii) the extent to which such Shareholder (including such Shareholder’s principals) or the proposed nominee to the Board of Directors has entered into any hedging transaction or other arrangement with the effect or intent of mitigating or otherwise managing profit, loss or risk of changes in the value of the Shares or the daily quoted market price of the Fund held by such Shareholder (including the Shareholder’s principals) or the proposed nominee, including independently verifiable information in support of the foregoing; and (viii) such other information regarding such nominee proposed by such Shareholder as would be required to be included in a proxy statement filed pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended.  Each eligible Shareholder or Shareholder group may submit no more than one Independent Director nominee each calendar year.  The Nominating and Corporate Governance Committee has not determined any minimum qualifications necessary to serve as a director of the Fund.

Trustee Qualifications.  Mr. Patrick Galley is the Chief Investment Officer for the Fund’s investment adviser and a portfolio manager of the Fund.  His knowledge regarding the investment strategy of the Fund, more specifically the closed-end mutual fund industry makes him uniquely qualified to serve as the Fund’s President.

Mr. John K. Carter possesses extensive mutual fund industry experience.  Mr. Carter was most recently a Business Unit Head at Transamerica Asset Management, a subsidiary of Aegon, N.V.  Mr. Carter oversaw the mutual fund servicing, operations and advisory services for Transamerica’s approximately 120 mutual funds.  He also served as a compliance officer.  Mr. Carter brings experience managing a large mutual fund complex, including experience overseeing multiple sub-advisers.  Mr. Carter was previously an investment management attorney with experience as in-house counsel, serving with the Securities and Exchange Commission and in private practice with a large law firm.

Mr. James G. Kelley is currently a Certified Business & Life Coach, JGK & Associates and formerly the Vice President Finance & Operation with Paymaster Technologies, Inc. and Executive Vice President and Chief Operating Officer of The Hedman Company, a manufacturing company.  Mr. Kelley has not only executive experience but is knowledgeable in both finance and accounting.

Mr. Oakes has many years of experience in the securities industry.  Additionally he had served on the Board of Directors of another registered investment company, including serving as its Chairman.

Mr. Fred G. Steingraber currently serves as Chairman of Board Advisors LLC, a consulting and advisory firm which assists organizations and corporate boards in assessing corporate governance, strategy and organization issues and executive compensation.  Prior to his experience with Board Advisors LLC, Mr. Steingraber was Chief Executive Officer, and Chairman of the Board of Directors of A.T. Kearney, a global business consulting firm.  Mr. Steingraber has extensive experience serving on advisory boards, corporate boards (of both publically-traded and privately-held companies) and not-for-profit boards, including boards of foundations, universities and hospitals.  He also currently serves as the President and Chairman of the Board of Trustees of the Village of Kenilworth, Illinois.

Risk Oversight.  The Fund is confronted with a multitude of risks, such as investment risk, counterparty risk, valuation risk, political risk, risk of operational failures, business continuity risk, regulatory risk, legal risk and other risks not listed here.  The Board of Directors recognizes that not all risk that may affect the Fund can be known, eliminated or even mitigated.  In addition, there are some risks that may not be cost effective or an efficient use of the Fund’s limited resources to moderate.  As a result of these realities, the Board of Directors, through its oversight and leadership, has and will continue to deem it necessary for Shareholders to bear certain and undeniable risks, such as investment risk, in order for the Fund to operate in accordance with its Prospectus, SAI and other related documents.

However, as required under the 1940 Act, the Board of Directors has adopted on the Fund’s behalf a vigorous risk program that mandates the Fund’s various service providers, including the Adviser and the Sub-Adviser(s), to adopt a variety of processes, procedures and controls to identify various risks, mitigate the likelihood of adverse events from occurring and/or attempt to limit the effects of such adverse events on the Fund.  The Board of Directors fulfills its leadership role by receiving a variety of quarterly written reports prepared by the Fund’s Chief Compliance Officer (“CCO”) that (i) evaluate the operation, policies and procedures of the Fund’s service providers, (ii) make known any material changes to the policies and procedures adopted by the Fund or its service providers since the CCO’s last report, and (iii) disclose any material compliance matters that occurred since the date of the last CCO report.  In addition, the Independent Directors meet quarterly in executive sessions without the presence of any interested directors, the Adviser, the Sub-Adviser(s) or any of their affiliates.  This configuration permits the Independent Directors to effectively receive the information and have private discussions necessary to perform their risk oversight role, exercise independent judgment and allocate areas of responsibility between the full Board of Directors, its committees and certain officers of the Fund.  Furthermore, the Independent Directors have engaged independent legal counsel and auditors to assist the Independent Directors in performing their oversight responsibilities.  As discussed above and in consideration of other factors not referenced herein, the Board of Directors has determined its leadership role concerning risk management as one of oversight and not active management of the Fund’s day-to-day risk management operations.

As of the date of this SAI, the non-interested members of the boards of the funds in the Fund Complex have had          meetings, and the audit committee and nominating and corporate governance committee of such boards have each had        meetings.

Compensation.  The Fund pays no salaries or compensation to any of its interested directors or its officers.  For their services, the Independent Directors of the Fund receive an annual retainer in the amount of $12,000, and an additional $2,000 for attending each meeting of the Board of Directors.  The Independent Directors serving as the chairs of the Audit Committee and/or the Nominating and Corporate Governance Committee receive an additional $1,000 annually for their roles on such Committee(s).  The Independent Directors are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings of the Board of Directors.  The following tables show compensation from the Fund.  Patrick W. Galley is an interested persons of the Fund and has not received any compensation from the Fund.

Name of Board Member	Estimated Compensation from the Fund (1)	Estimated Total Compensation from the Fund and Fund Complex (2)
Independent Directors:
John Carter	$20,000
John Oakes	$21,000
James Kelley	$21,000
Fred Steingraber	$20,000

(1)	The compensation estimated to be paid by the Fund for the first full fiscal year for services to the Fund.

(2)	The total estimated compensation estimated to be paid to the Independent Directors from the Fund and the Fund Complex for a full calendar year.

Director Ownership in the Fund

The following table shows the dollar range of equity securities beneficially owned by each director in the Fund and Fund Complex as of August 10, 2015.

Director	Dollar Range of Beneficial Ownership in Fund	Aggregate Dollar Range of Ownership in all Funds Overseen by Director in the Fund Complex (1)
Independent Director:
John Carter	None
John Oakes	None
James Kelley	None
Fred G. Steingraber	None
Interested Director:
Patrick W. Galley	None

(1)	The Fund Complex consists of the Fund and RiverNorth Funds.

As of                  , the directors and officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.

PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to the Adviser and the Sub-Advisers, subject to the Board of Directors’ general oversight.  The Adviser and the Sub-Advisers vote proxies pursuant to the respective proxy voting policies and guidelines set forth in Appendix A to this SAI.

You may also obtain information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the SEC’s Web site at www.sec.gov or by visiting the Fund’s website at www.rivernorth.com (this reference to the Fund’s website does not incorporate the contents of the website into this SAI).

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the Shares offered hereby, has been filed by the Fund with the SEC, Washington, D.C.  The Fund’s Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto.  For further information with respect to the Fund and the Shares offered hereby, reference is made to the Fund’s Registration Statement.  Statements contained in the Fund’s Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

The Registration Statement may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information about the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090.  The Registration Statement also may be available on the Edgar Database on the SEC’s website, http://www.sec.gov, or be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing to:  Securities and Exchange Commission’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549.

FINANCIAL STATEMENTS AND REPORT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

36

APPENDIX A:

PROXY VOTING GUIDELINES

Proxy Voting
 RiverNorth Capital Management, LLC

PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In its standard investment advisory agreement, RiverNorth Capital Management, LLC (RiverNorth Capital)  specifically states that it does not vote proxies and the client, including clients governed by ERISA, is responsible for voting any proxies.   Therefore, RiverNorth Capital will not vote proxies for these clients. However, Pinnacle will vote proxies on behalf of investment company clients (“Funds”).  Pinnacle has instructed all custodians, other than Fund custodians, to forward proxies directly to its clients, and if Pinnacle accidentally receives a proxy for any non-Fund client, current or former, the Chief Compliance Officer will promptly forward the proxy to the client. In order to fulfill its responsibilities to Funds, RiverNorth Capital Management, LLC (hereinafter “we” or “our”) has adopted the following policies and procedures for proxy voting with regard to companies in any Fund’s investment portfolios.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors.  While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability.  Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions.  Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests.  Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency.  Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to  make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

We generally believe that the individual portfolio managers that invest in and track particular companies are the most knowledgeable and best suited to make decisions with regard to proxy votes.  Therefore, we rely on those individuals to make the final decisions on how to cast proxy votes.

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from our managers and analysts on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly.

In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other.  In such a case, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

Notwithstanding the forgoing, the following policies will apply to investment company shares owned by a Fund.  Under Section 12(d)(1) of the Investment Company Act of 1940, as amended, (the “1940 Act”), a fund may only invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the outstanding voting stock of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by a fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the fund and all affiliated persons of the fund; and (ii) the fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1½% percent.  Therefore, each Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions unless it is determined that the Fund is not relying on Section 12(d)(1)(F):

–	when the Fund exercises voting rights, by proxy or otherwise, with respect to any investment company owned by the Fund, the Fund will either

–	seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or

–	vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually.  We also believe that turnover in board composition promotes independent board action, fresh approaches to governance, and generally has a positive impact on shareholder value.  We will generally vote in favor of non-incumbent independent directors.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders.  Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value.  Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees.  These may include:

1.             Requiring senior executives to hold stock in a company.

2.             Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

While we recognize that there are arguments both in favor of and against shareholder rights plans, also known as poison pills, such measures may tend to entrench current management, which we generally consider to have a negative impact on shareholder value.  Therefore, while we will evaluate such plans on a case by case basis, we will generally oppose such plans.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-800-646-0148.  We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities.

PART C - OTHER INFORMATION

Item 25:  Financial Statements and Exhibits

1.	Financial Statements:

Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial Statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the Investment Company Act of 1940 will be filed in a Pre-effective Amendment to the Registration Statement.

2.	Exhibits:

a.1	Articles of Incorporation, dated May 21, 2015.

a.2	Articles of Amendment and Restatement.*

b.	By-Laws of Fund.*

c.	None.

d.	None.

e.	Terms and Conditions of the Dividend Reinvestment Plan.*

f.	None.

g.1	Form of Investment Management Agreement between Registrant and RiverNorth Capital Management, LLC*

g.2	Form of Sub-Advisory Agreement among Registrant, RiverNorth Capital Management, LLC and Vivaldi Asset Management, LLC*

g.3	Form of Sub-Advisory Agreement among Registrant, RiverNorth Capital Management, LLC and Linden Advisors LP*

h.	Form of Underwriting Agreement.*

i.	None.

j.	Form of Custodian Services Agreement between Registrant and Fund Custodian.*

k.1	Form of Transfer Agency Services Agreement between Registrant and Fund Transfer Agent.*

k.2	Form of Administration and Accounting Services Agreement.*

l.1	Opinion and consent of Chapman and Cutler LLP.*

l.2	Opinion and consent of Maryland counsel.*

m.	None.

n.	Consent of Independent Registered Public Accounting Firm.*

o.	None.

p.	Subscription Agreement.*

q.	None.

r.1	Code of Ethics of Registrant.*

r.2	Code of Ethics of RiverNorth Capital Management, LLC*

r.3	Code of Ethics of Vivaldi Asset Management, LLC*

r.4	Code of Ethics of Linden Advisors LP*

s.	Powers of Attorney.

*	To be filed by amendment.

Item 26:  Marketing Arrangements

[To Come]

Item 27:  Other Expenses of Issuance and Distribution

Securities and Exchange Commission Fees	$ *
Financial Industry Regulatory Authority, Inc. Fees	$ *
Printing and Engraving Expenses	$ *
Legal Fees	$ *
Listing Fees	$ *
Accounting Expenses	$ *
Blue Sky Filing Fees and Expenses	$ *
Miscellaneous Expenses	$ *
Total	$ *

*	To be completed by amendment

Item 28:  Persons Controlled by or under Common Control with Registrant

Not applicable.

Item 29:  Number of Holders of Securities

At __________, 2015

Title of Class	Number of Record Holders
Common Shares, $0.01 par value	*

*	To be completed by amendment

Item 30:  Indemnification

[To come.]

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31:  Business and Other Connections of Investment Advisers

The information in the Statement of Additional Information under the captions “Board Members and Officers” and “Management of the Fund,” and the Form ADV of Vivaldi Asset Management, LLC (File No. 801-78504) and Linden Advisors LP (File No. 801-65641) filed with the Commission are hereby incorporated by reference.

Item 32:  Location of Accounts and Records.

RiverNorth Capital Management, LLC maintains the Articles of Incorporation, By-Laws, minutes of directors and shareholders meetings and contracts of the Registrant, all advisory material of the investment adviser, all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records.

Item 33:  Management Services

Not applicable.

Item 34:  Undertakings

1.
Registrant undertakes to suspend the offering of its shares until it amends its prospectus if (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.	Not applicable.

3.	Not applicable.

4.	The Registrant undertakes (a) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(2)
to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3)
to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b)
that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d)
that, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, if the Registrant is subject to Rule 430C; each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act of 1933, shall be deemed to be part of and included in this Registration Statement as of the date it is first used after effectiveness. Provided, however, that no statement made in this Registration Statement or prospectus that is part of this registration statement or made in a document incorporated or deemed incorporated by reference into this registration statement or prospectus that is art of this registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supercede or modify any statement that was made in this registration statement or prospectus that was part of this registration statement or made in any such document immediately prior to such date of first use;

(e)	that for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act of 1933;

(2)
the portion of any advertisement pursuant to Rule 482 under the Securities Act of 1933 relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5.	The Registrant undertakes that:

a.
For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

b.
For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6.
The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Chicago, and State of Illinois, on the 4th day of September, 2015.

RiverNorth Multi-Strategy Arbitrage Fund, Inc.

By:	/s/ Patrick W. Galley
Patrick W. Galley, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature		Title	Date
By:	/s/ Patrick W. Galley	President (Principal Executive Officer)	September 4, 2015
Patrick W. Galley
By:	/s/ Jonathan M. Mohrhardt	Chief Financial Officer and Treasurer (Principal Financial Officer)	September 4, 2015
Jonathan M. Mohrhardt
By:	/s/ Patrick W. Galley	Chairman of the Board and Director
Patrick W. Galley
John K. Carter(1)		Director )	By:	/s/ Patrick W. Galley
James G. Kelley(1)		Director )		Patrick W. Galley Attorney-In-Fact September 4, 2015
John S. Oakes(1)		Director )
Fred G. Steingraber(1)		Director )

(1)
Original powers of attorney authorizing Joshua B. Deringer, Diane E. McCarthy and Patrick W. Galley to execute Registrant’s Registration Statement, and Amendments thereto, for the trustees of the Registrant on whose behalf this Registration Statement is filed, were previously executed and are filed as Exhibit s. to the Registrant’s Registration Statement on Form N-2 (File No. 333-204498).

INDEX TO EXHIBITS

a.1	Articles of Incorporation dated May 21, 2015.

s.	Powers of Attorney.